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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number 811-3091

Name of Fund: Merrill Lynch Series Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        Series Fund, Inc.,
        800 Scudders Mill Road, Plainsboro, NJ, 08536.
        Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/03

Date of reporting period: 01/01/03 - 06/30/03

Item 1 - Attach shareholder report

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MERRILL LYNCH SERIES FUND, INC.
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SEMI-ANNUAL REPORT
JUNE 30, 2003
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MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 2003
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DEAR SHAREHOLDER:

We are pleased to submit this semi-annual report for Merrill Lynch Series Fund, Inc., in which we summarize the investment performance of each Portfolio and outline our views on the investment environment. Performance information for each Portfolio in Merrill Lynch Series Fund, Inc., excluding the Money Reserve Portfolio, can be found in the tables on page 15 of this report to shareholders.

BALANCED CAPITAL STRATEGY PORTFOLIO

For the six months ended June 30, 2003, Balanced Capital Strategy Portfolio had a total return of +9.21%. Value outpaced growth as investors gravitated toward less expensive, more economically sensitive market sectors. The unmanaged Standard & Poor's (S&P) 500 Barra Value Index gained 12.29% for the six-month period, while the unmanaged S&P 500 Barra Growth Index rose 11.25%. The fixed income market continued to generate solid returns with the unmanaged benchmark Lehman Brothers Aggregate Bond Index providing a +3.93% total return for the same six-month period, while the unmanaged equity benchmark S&P 500 Index had a total return of +11.76%.

The Fund's overall performance was driven by both favorable asset allocation and good security selection as the performance of each asset class within the Fund met or exceeded its relevant benchmark. Within the equity portfolio, we enjoyed positive contributions from our positions in financial firms such as J.P. Morgan Chase & Co., ACE Limited and FleetBoston Financial Corporation, consumer discretionary companies Carnival Corporation and McDonald's Corporation and energy producers Murphy Oil Corporation and Devon Energy Corporation. However, these gains were partially offset by relative weakness in the information technology sector where our lack of exposure to high profile companies such as Intel Corporation, Cisco Systems, Inc., Yahoo! and Dell Computer Corporation extracted a performance penalty. Poor performance from the basic materials sector, largely a function of our sizeable position in E.I. duPont de Nemours and Company, also hurt results.

The first six months of 2003 could be characterized as a "tale of two markets" with U.S. equities struggling during the first half of the period, only to enjoy a dramatic recovery in the second half. Geopolitical events were the primary determinants of equity market results during the first three months of 2003, relegating most economic and corporate developments to a position of secondary importance for investors. For most of the quarter, the buildup to war in Iraq and nuclear threats in North Korea dominated the headlines. When combined with a series of weaker economic reports, this further undermined investor confidence and further depressed equity prices. With the onset of "Operation Iraqi Freedom" in mid-March, all focus turned to the battlefield where early successes launched stock prices higher, followed by a period of correction and consolidation in both the war and the market. Economic data suggested a precipitous decline in activity in late February and March 2003 as the war suppressed consumer confidence and consumption and manufacturing activity. Corporate earnings growth stagnated as a result, leading to another round of negative earnings estimate revisions for the quarter and the year. These factors produced a negative total return for the benchmark S&P 500 Index for the first quarter.

Stock prices staged a powerful advance in the second quarter of 2003 with the S&P 500 Index recording its biggest gain since the fourth quarter of 1998. Geopolitical stability, unprecedented fiscal and monetary policy stimulus, accumulating evidence of economic recovery, expectations for second-half earnings improvement and attractive relative valuation propelled stocks higher. Deflationary fears, spread compression and further reductions in short-term interest rates by the Federal Reserve Board drove bond yields lower.

We continued to adjust our holdings during the period in response to ongoing price volatility. Within the equity portfolio, we further increased our energy exposure, introducing new positions in three oil service stocks GlobalSantaFe Corporation, Weatherford International Ltd. and Schlumberger Limited, while adding to existing positions in Exxon Mobil Corporation and Murphy Oil. Rising oil company cash flows, stemming from high commodity prices and the pressing need to replace reserves, is driving the rig count higher,

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MERRILL LYNCH SERIES FUND, INC.
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producing a growing stream of revenue for the oil service industry. Exxon and
Murphy are expected to benefit from these same high commodity prices and the redeployment of their ample free cash flow. Combined with attractive valuation, we believe these companies represent good values.

We also increased our technology exposure, raising positions in Agilent Technologies, Inc., Accenture Ltd. and Microsoft Corporation while adding Applied Materials, Inc. to the portfolio. These companies enjoy strong competitive positions, solid financial characteristics and proven management, and are selling at attractive valuation levels for the first time in several years. We believe these companies will be significant beneficiaries of the anticipated second-half recovery in corporate technology spending. We lowered exposures across the media and entertainment sector, reducing positions in Viacom, Inc., Clear Channel Communications, Inc. and Liberty Media Corporation, while eliminating The New York Times Company and Tribune Company from the portfolio. Improved advertising trends, as evidenced in a strong up-front selling season and attractive free cash flow characteristics produced an extended period of excellent stock price performance for these companies. As valuations approached historically high levels, we decided to cut back our positions. We eliminated Gap, Inc. from the portfolio as it achieved our target price. Gap's turnaround strategy proved successful, driving positive same store sales and handsome stock price appreciation. This contrasted with much of the rest of the retail sector, which has suffered from weak sales, poor earnings trends, compressed valuations and lower stock prices.

At June 30, 2003, our asset allocation position showed 62.1% of portfolio net assets invested in equities, 29.9% in fixed income securities and 8.0% in cash equivalents. This compares to 65.7% in equities, 31.0% in fixed income securities and 3.7% in cash equivalents at December 31, 2002. Although maintenance of a relatively bullish investment posture extracted a short-term performance penalty in the first quarter of 2003, it has proven to be the key determinant of our outperformance in the second quarter. We continue to believe the economy is poised to reaccelerate, driven by low interest rates, ample liquidity, rising government spending and improved corporate and consumer confidence. This is expected to produce positive corporate earnings growth and a much more hospitable environment for equities as we move through 2003. Bonds, by contrast, look relatively expensive, particularly U.S. government securities, as investors continue to be willing to pay very high prices to reduce risk. This view continues to support our current asset allocation position, and we believe we are poised to produce excellent returns for our investors in the coming months.

CORE BOND STRATEGY PORTFOLIO

The U.S. economy grew at a sluggish pace of about 1.5% in the first half of 2003, following equally anemic growth of only 1.4% in the last quarter of 2002. As has been typical of this uneven, slow recovery from the recession of 2001, the modest economic gains have been the result of productivity improvements rather than employment growth. Indeed, while the U.S. unemployment rate increased from 6% in December 2002 to 6.4% in June 2003 (with a loss of nearly 236,000 jobs), U.S. Labor Department statistics suggest improvement in labor productivity at an annual rate of almost 2%. Meanwhile, inflation remained well contained in the first half of the year, with the consumer price index (CPI) growing at an annual rate of only 2.1%, and CPI, excluding food and energy, growing at a mere 1.6%.

The fact that the economy grew even moderately in the first half of the year is remarkable, given the heightened level of economic and geopolitical uncertainty we experienced. As it was, a mild economic recession meant there was little pent-up demand to drive higher levels of growth. With significant excess capacity and little evidence of emerging final demand, businesses continued to cut costs in 2003 in an effort to remain profitable. The uncertainty about the war in Iraq and its aftermath, including the effect on energy prices, also left businesses reluctant to hire or commit to capital spending. Nevertheless, the consumer segment of the economy did its part in holding up the economy, despite mounting layoffs, concerns over the war in Iraq and the threat of terrorist attacks on U.S. soil. Low interest rates clearly helped to maintain healthy consumer spending, with record home mortgage refinancing and robust low-cost durable goods financing.

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MERRILL LYNCH SERIES FUND, INC.
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Entering the second half of 2003, the outlook for the economy appears brighter, even amid lingering concerns about the long-term sustainability of growth. We expect the economy could grow at a faster pace of greater than 3.5% in the next six months as the extraordinary level of monetary, fiscal and exchange rate stimulus begins to kick in. The Federal Reserve Board, in an effort to prevent deflationary pressures from taking hold and to foster economic growth, lowered the Federal Funds rate in June by an additional .25%, bringing the rate to just 1%. This move marked the thirteenth time since January 2001 that the Federal Reserve Board lowered the Federal Funds rate (from a high of 6.5%) in its attempts to stimulate the economy. The economy also has been the beneficiary of a significant fiscal boost, with the latest tax legislation directly impacting consumer disposable income starting in the third quarter of 2003, thereby fueling final demand. We believe the sharp decline in the value of the U.S. dollar over the past several months should provide further impetus to the economy. Indeed, we already are seeing signs that the economy is beginning to respond to the cumulative effects of these policy initiatives.

The Federal Open Market Committee (FOMC) started the year with the Federal Funds rate at 1.25% and an economic bias that was "balanced," suggesting that the risks to faster and slower growth were roughly equal. Faced with uncertainty at the onset of war in Iraq, the Federal Reserve Board left the Federal Funds rate the same at the March FOMC meeting, while offering no policy guidance. At the May FOMC meeting, however, the Federal Reserve Board took the unusual step of splitting the bias statement into two parts, addressing the risks to economic growth on one hand and the risks to the general price level on the other. This allowed the Federal Reserve Board to better articulate its position and policy action, in terms of addressing the growing concern over the potential threat of deflation. The Federal Reserve Board followed through at its June FOMC meeting with a .25% interest rate cut aimed at preventing an unwelcome fall in inflation.

Interest rates fell through most of the first half of the year on concerns about sluggish economic growth, but abruptly changed course in the middle of June, following the release of several better-than-expected economic numbers. Even so, for the six months ended June 30, 2003, yields on two-year Treasury notes were down 30 basis points (.30%), while yields on 10-year Treasury notes and 30-year Treasury bonds were down 30 basis points and 22 basis points, respectively. Yields on corporate bonds (both investment grade and non-investment grade) fell even more sharply, providing exceptional total returns for those sectors in the first half of 2003.

Looking ahead, we expect the Federal Reserve Board to remain on hold with respect to interest rates for the foreseeable future, willing to tolerate faster economic growth even at the expense of a modest pickup in inflation. While that should keep short-term interest rates anchored, we expect long-term interest rates to drift higher on growing prospects of an improving economy, decreasing fears over deflation and ballooning budget deficits, both at the federal and state levels. Any significant backup in interest rates, however, likely will be met with significant buying, given the prevailing concerns over the sustainability of the nascent economic growth.

For the six-month period ended June 30, 2003, Core Bond Strategy Portfolio had a total return of +4.32%, compared to the +3.93% return of its unmanaged benchmark, the Lehman Brothers Aggregate Bond Index.

The Portfolio continues to be managed with a focus on the spread sectors, including corporate bonds (both investment grade and high yield), agency mortgage collateral and collateralized mortgage obligations (CMOs), non-agency CMOs, asset-backed securities (ABS) and commercial mortgage-backed securities
(CMBS). By strategically managing these sector exposures and taking advantage of opportunities available throughout the markets, we have been able to consistently add value versus our benchmark and relative to our peers.

To say that the environment we've seen in 2003 has been favorable for spread product would be an understatement. The worst-performing spread sector--the mortgage-backed securities (MBS) sector--enjoyed 46 basis points of positive return in excess of Treasury securities. Investment grade corporate bonds, high yield corporate bonds and CMBSs all had excess returns of greater than 150

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MERRILL LYNCH SERIES FUND, INC.
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basis points, with high yield leading the way with an excess return of more than
1,500 basis points. As expected, our overweight positions in these sectors had a positive impact on Portfolio performance. As of the end of the period, the Portfolio had a nearly 12% overweight in spread product.

In addition to our overweight position in spread product, the methods we used to establish the positions also benefited performance. We were able to generate performance for the Portfolio through extensive use of the total return swap and credit default swap markets, as well as "rolling" TBA (to be announced) mortgages. We were able to gain exposure without actually spending cash, which allowed us to invest the spare funds in ABS and corporate floaters. For example, we have a 4% exposure to the J.P. Morgan MBS Index, for which we pay a spread of LIBOR - 27 basis points on average. When we invest the cash at LIBOR + 35 basis points, we are able to capture the spread between the funding levels. This opportunity is a relatively low-risk means to consistently add performance to the Portfolio.

Despite the fact that interest rates were virtually unchanged through April, there were numerous opportunities to adjust portfolio duration for the benefit of performance. We have tended to use the futures markets to manage duration and express views on interest rates. During the period, Portfolio duration fluctuated between -3% and +8% of the benchmark, depending on the level of rates relative to the well-defined range on the 10-year Treasury of 3.5%-4%. Most recently, based on our belief that the Federal Reserve Board will not raise interest rates any time in the near future, we established three separate positions in eurodollar futures that we believe could perform quite well if our outlook is realized. We are less certain about the expected path of longer-term interest rates, which is our primary motivation for keeping the Portfolio duration-neutral relative to the benchmark until volatility settles down somewhat.

Going forward, we will continue to look for opportunities in the higher-beta corporate and high yield sectors. The high yield market remains attractive despite the fact that spreads have tightened dramatically in the last nine months. We believe the economy will show some signs of strength in the near term, but remain skeptical that above-trend growth can be maintained without some further intervention. Interest rates are expected to remain low for the foreseeable future, though volatility will offer tactical trading opportunities.

FUNDAMENTAL GROWTH STRATEGY PORTFOLIO

For the six-month period ended June 30, 2003, Fundamental Growth Strategy Portfolio had a total return of +8.31%, compared to a total return of +11.76% for the Portfolio's benchmark, the unmanaged Standard & Poor's (S&P) 500 Index. The Portfolio lagged its benchmark because of the Portfolio's focus on the largest of the large-capitalization growth companies, which had significantly lower investment returns than the smaller companies in the large capitalization sector. Since late March 2003, we have been moving the Portfolio toward companies with smaller average stock market capitalizations, while continuing to center on the prospects for above-average growth of earnings and relatively high quality in terms of management, financials and quality of products and/or services produced by these companies. Some company stocks that we added to the portfolio included: International Game Technology, InterActiveCorp., eBay Inc., Ross Stores, Inc., Tiffany & Co., PETsMART Inc., Coach Inc., Nike, Inc., SUPERVALU Inc., Devon Energy Corporation, Citigroup Inc., Gilead Sciences, Inc., DENTSPLY International Inc., Anthem, Inc., UnitedHealth Group Incorporated, Wellpoint Health Networks Inc., Forest Laboratories, Inc., Hewitt Associates, Inc., General Electric Company, ITT Industries, Inc., Lexmark International Group, Inc., Affiliated Computer Services, Inc., Altera Corporation, ASM Holding NV, Xilinx, Inc., Citrix Systems, Inc., Symantec Corporation, Mercury Interactive Corporation and Verizon Communications.

Several relative stock investments affected the Portfolio's investment underperformance versus the benchmark. One such investment was HCA Inc., a private hospital management company, which had to deal with a change in U.S. Medicare reimbursement policies and renewed competition from non-profit hospitals for the first time in approximately 20 years. We sold HCA Inc., Tenet Healthcare Corporation and Health Management Associates, Inc. as a result of the change in industry fundamentals. Secondarily, the

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MERRILL LYNCH SERIES FUND, INC.
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Portfolio's investments in several of the largest information technology companies also attributed to the overall underperformance of the Portfolio. Therefore, we sold International Business Machines when the U.S. Securities and Exchange Commission announced a formal investigation of the reported earnings for the years 2000 and 2001. We sold Microsoft Corporation after its Chief Executive Officer, Steven Ballmer, disposed of more than $1 billion of his personal stock and announced publicly that the business outlook for both the short- and intermediate-term for Microsoft was poor. In the first half of 2003, Microsoft was one of the few investments that had an overall negative rate of return.

The Portfolio's investments in Electronic Arts Inc., Intel Corporation and Cisco Systems Inc. were very positive. However, the Portfolio's holding of General Dynamics Corporation was negative even though the company has one of the best long-run rates of growth and rate-of-return performances in the defense industry. We continue to hold General Dynamics since we believe it should continue to benefit from the increases in U.S. defense spending. As noted above, we added General Electric Company to the Portfolio after selling it in early August 2001. In our viewpoint, the new federal tax legislation with significant accelerated depreciation incentives, personal tax rebates and tax rate cuts may cause a new commercial capital spending upturn in the health care, commercial aviation and electric utility industries, which could improve General Electric's business prospects and appreciate its stock value. At June 30, 2003, General Electric was the Portfolio's largest stock holding. It is our opinion that the Federal Reserve Board and the Bush Administration in cooperation with the U.S. Congress is attempting to revive the rate of real economic and employment growth. We believe the Portfolio is structured to benefit from a moderate recovery in the overall real rate of growth of the U.S. economy.

GLOBAL ALLOCATION STRATEGY PORTFOLIO

Global Allocation Strategy Portfolio seeks competitive returns with low to moderate levels of risk compared to most equity funds through a flexible, value-oriented approach. The Portfolio invests in U.S. and global equity and fixed income securities, seeking what we believe are the best investment opportunities worldwide, diversified across asset classes, countries and securities. Within the equity portion of the Portfolio, the management team looks for undervalued companies that are expected to generate above-average rates of return. In selecting fixed income securities, management focuses on total return and credit analysis. Portfolio diversification is the key means of managing risk.

Over the past six months, the global investment environment presented a mix of positive and negative factors. Among the positive influences were the rapid resolution to the war in Iraq and the related decline in oil prices. Markets rallied in the United States and in some European and Latin American countries as the turmoil subsided in the Middle East. A rally in Asian markets followed later in the period. The United States also benefited from stimulative monetary and fiscal policy, low inflation, improving corporate profits and an apparent upturn in the credit cycle. Outside U.S. borders, the economies of several foreign countries, particularly in Asia, continued to grow stronger than they have been in a number of years. In Europe, the central bank initiated more active monetary policy in early June, cutting interest rates by .5% to 2% in an effort to stimulate economic growth.

The negative events that played a role during the past six months included the geopolitical uncertainty that existed throughout much of the first half of the period, along with the accompanying high oil prices. Despite the Federal Reserve Board's best efforts, U.S. economic growth remained subpar and the employment picture was unusually poor for an economic recovery. The U.S. economy wrestled with high levels of consumer and corporate debt and excess production capacity. U.S. equity valuations also increased. Taken together, these factors made for somewhat fragile consumer and investor confidence in the United States. Beyond U.S. borders, the Japanese and many major economies in Europe demonstrated sluggish growth throughout the six-month period. Several Asian markets also suffered as the additional impact of severe acute respiratory syndrome (SARS) affected economic activity and dampened investor sentiment into April, although many of these markets enjoyed strong gains in May and June. In the exchange rate markets, the U.S. dollar weakened significantly against many major currencies, most notably depreciating about 10%

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against the euro. In this context, the Portfolio enjoyed strong returns over the past six months, both in absolute terms and relative to its benchmark and its peer group. For the six-month period ended June 30, 2003, the Portfolio's Class
A Shares had a total return of +15.60%. The Portfolio significantly outperformed its unmanaged benchmark, the Financial Times Stock Exchange (FTSE) World Index, which returned +11.47%, and its Reference Portfolio, which returned +9.13% for the same period. Returns for each component of the Reference Portfolio for the six months ended June 30, 2003 were as follows: the unmanaged Standard & Poor's 500 (S&P 500(R)) Index returned +11.76%; the unmanaged FTSE World (ex-US) Index returned +11.14%; the Merrill Lynch Treasury Index GA05 returned +3.49%; and the Citigroup (non-U.S.) World Government Bond Index returned +8.09%. The Portfolio also outperformed its peer group, represented by the Lipper Global Flexible Portfolio Funds, which had an average return of +10.22% for the period.

The Portfolio's outperformance is attributed largely to an asset allocation strategy that included an overweight position in equities for most of the period, especially U.S. stocks, and a significant underweight in fixed income, particularly high-quality long-term U.S. government bonds. A strong recovery in the U.S. and global equity markets was a key contributor to Portfolio performance for the period. Although underweight in fixed income as a whole, the Portfolio had significant exposure to U.S. corporate, convertible, and high yield securities, reflecting our belief that these securities would outperform U.S. Treasury issues. Our outlook was realized over the period as U.S. corporate bonds rallied, enjoying their strongest returns in more than a decade, and yield spreads narrowed from the record levels seen in October 2002.

Portfolio performance was further enhanced by effective stock selection. We continued to focus on attractively valued stocks, particularly U.S. equities. We took profits in those stocks that outperformed during the period, notably in the information technology, financials, telecommunications, industrials and utilities sectors. This brought the Portfolio's equity exposure to an underweight position of 57.9% of net assets at the close of the period, compared to the Reference Portfolio's position of 60%, as we continued to search for more attractive equity investment opportunities. The Portfolio's equity exposure was down slightly from its 60.2% weighting at the beginning of the period, as a result of a decrease in U.S. and European equity weightings, which was partially offset by an increase in Asian equity holdings.

The Portfolio was significantly underweight in the fixed income component, with 22.8% of net assets invested in bonds worldwide as compared to the Reference Portfolio's fixed income weighting of 40%. During the six-month period, the Portfolio's overall fixed income weighting decreased from 23.5% of net assets to 22.8%, because of a decrease in euro-denominated bonds and U.S.-denominated corporate debt, which was partially offset by the addition of Canadian sovereign debt. We note that the Portfolio's U.S. fixed income exposure includes bonds of non-U.S. issuers denominated in U.S. dollars. Approximately 5% of the Portfolio's net assets were invested in convertible securities as of June 30, 2003 and are reported as a portion of the Portfolio's fixed income securities, although some of these securities tend to perform similar to equities.

Reflecting the reduction in the Portfolio's equity and fixed income exposures, cash reserves increased from 16.3% of net assets at December 31, 2002 to 19.3% as of June 30, 2003. The Portfolio's net weighting in the U.S. dollar increased during the period from 62.7% of net assets to 65.2%, and includes both U.S. dollar-denominated assets and that portion of the non-U.S. assets hedged back into dollars. As of June 30, 2003, the Portfolio was overweight in the euro and the Australian dollar. The Portfolio remained overweight in the U.S. dollar, primarily because of its underweight exposure to the Japanese yen relative to its blended benchmark.

At the close of the period, the Portfolio's equity weighting was still higher than during most of its history and, therefore, the Portfolio could exhibit a somewhat higher beta versus the S&P 500 Index and higher volatility in net asset value than what historically has been the case. With that said, given the Portfolio's

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current positioning, we believe that both of these measures are likely to remain below those typical of most equity funds in most market conditions.

HIGH YIELD PORTFOLIO

For the six-month period ended June 30, 2003, the Portfolio had a total return of +14.22%, compared to a +17.32% return for the unmanaged benchmark Credit Suisse First Boston (CSFB) High Yield Index for the same period. The Portfolio performed in line with its peer group of Lipper High Yield funds, which had an average return of +14.61% for the same period.

While the Portfolio delivered strong absolute returns for the period, our performance lagged that of the benchmark as a result of unfavorable sector and security selection. In particular, an overweight position in the packaging sector and underweights in utilities and telecommunications hindered performance. Plastic packaging producers were squeezed by high resin costs. Bellwether telecommunications credits--Level 3 Communications, which benefited from an equity infusion, and Qwest Communications, which completed a large recapitalization and a significant asset sale--saw dramatic rebounds in their bonds. We hold the bonds of US West Communications, which had a much smaller advance than the Qwest holding company bonds. The Portfolio's cash position, which was approximately 11% at the close of the period, also hampered returns in a rising market. Enhancing performance was our overweight position in the wireless sector, as well as favorable security selection in this area.

At the individual issuer level, two distressed names, American Commercial Lines
(ACL) and US Airways, detracted the most from performance. ACL is in the midst of a debt restructuring, while US Airways completed a successful debt restructuring. On the plus side, sharp recoveries in the bonds of independent power producers The AES Corporation, Calpine Corporation and Mirant Americas Generation benefited performance. Cable TV operator Charter Communications and two wireless concerns, American Tower Corporation and Nextel Partners, also helped enhance performance for the period.

Overall, the six-month period ended June 30, 2003 was an excellent time for the high yield asset class, which was buoyed by a combination of positive factors including strong flows into high yield mutual funds, a declining default rate and rising Treasury and equity markets. The spread of the CSFB High Yield Index over U.S. Treasury bonds narrowed to 676 basis points (6.76%), its tightest level since April 2000. As is often the case in a bull market, the lowest tier of the credit spectrum--those securities in the CCC and distressed rating categories--was the best performer for the period.

The high yield market seemed to ignore the volatility in equity markets and the generally uninspiring economic news, particularly in the manufacturing sector. The CSFB High Yield Index recorded a positive return for each month of the period, and recorded eight straight months of positive returns since October 2002--a remarkable streak. The first four months of 2003 saw record inflows into high yield mutual funds, while new-issue supply was rather limited. As a result, portfolio managers, many of whom already were carrying hefty cash balances, were forced to look to the secondary market for offerings. Several distressed credits saw meaningful recoveries in the prices of their securities. Among these were The AES Corporation, Nextel Communications, Inc. and Primedia, Inc. All three of these issuers, which are Portfolio holdings, repaired their balance sheets via repurchases of securities at substantial discounts to par. New-issue volume picked up in May and early June, but the high yield market seemed to lose some steam in the latter half of June.

We believe U.S. economic growth should improve in the second half of 2003, spurred by the June Federal Open Market Committee interest rate cut and the recently enacted cuts in Federal income tax rates. Still, labor markets remained weak, and recent data from the Institute for Supply Management indicated continued softness in the industrial sector. The distress ratio--the percentage of the high yield universe that trades 1,000 basis points or more over U.S. Treasury bonds--declined in June for the fourth consecutive month. This trend bodes well for the default rate. With interest rates likely to remain low, the high yield asset class should continue to look attractive relative to other fixed income sectors. Against this

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favorable backdrop, we believe the high yield market could record further positive returns. However, with so much of the universe trading at or above par, we believe the remainder of 2003 will be chiefly a period of coupon clipping with little, if any, capital appreciation.

During the period, we were active in the new-issue market, as secondary market offerings were scarce. Among our larger purchases were the bonds of Ethyl Corporation (a specialty chemicals firm that focuses on fuel and lubricant additives); OMNOVA Solutions Inc. (a small manufacturer of emulsion polymers, decorative and functional surfaces, such as commercial wallpapering, and specialty chemicals); Gerdau AmeriSteel Corporation (a mini-mill steel producer and ferrous and non-ferrous scrap processor); The AES Corporation (a global power producer); Bowater Incorporated (a large Canadian forest products company); El Paso Production Holding Company (a wholly-owned exploration and production subsidiary of El Paso Corporation); Forest City Enterprises Inc. (an owner and manager of commercial real estate projects); and JLG Industries, Inc. (a leading manufacturer of aerial work platforms). From time to time, we also purchased Morgan Stanley Tracers (Tradable Custodial Receipts) and Lehman Brothers Trains (Targeted Return Index Securities). These structured products, which are quite liquid, enable us to deal with flows of funds from market timers.

On the sell side, we disposed of a number of issues for relative value reasons, including the bonds of Dana Corporation, DirecTV Holdings, PanAmSat Corporation and William Lyons Homes. We also liquidated distressed positions in Cablevision S.A., Olympus Communications and United Pan-Europe Holdings.

The Portfolio's industry weightings remained relatively stable over the six months. Our overweights continued to be in energy--other (which includes refiners, propane distributors and oil service firms), manufacturing and packaging. Energy--other appears to have favorable fundamentals. Gasoline stocks remain low, and high natural gas prices should result in more drilling activity, thereby benefiting oil service firms. We have emphasized packaging for its stable end markets, and with oil prices easing, we believe there should be some reduction in resin costs. Our overweight in manufacturing is based on our forecast for a recovery in the industrial economy. Although recent data from the Institute for Supply Management has been weak, the trend is improving. We reduced our exposure to the wireless sector, based on our concerns about increasing competition in the industry, and the U.S. cable sector, for relative value reasons. We increased the Portfolio's exposure to the chemical industry as several attractively priced issues came to market. For the most part, these were the more stable specialty chemical producers. We also added three high-quality steel names, increasing that sector's overall weighting in the Portfolio.

Our general theme is to stay diversified in terms of sectors, with a focus on issuers that are leaders in their industries and that tend to be less cyclical. As of June 30, 2003, the Portfolio's average credit rating was B+ as measured by Standard & Poor's, compared to the average rating of "B" for our benchmark index.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

The U.S. economy grew at a sluggish pace of about 1.5% in the first half of 2003, following equally anemic growth of only 1.4% in the last quarter of 2002. As has been typical of this uneven slow recovery from the recession of 2001, the modest economic gains have been the result of productivity improvements rather than employment growth. Indeed, while the U.S. unemployment rate increased from 6% in December 2002 to 6.4% in June 2003 (with a loss of nearly 236,000 jobs), U.S. Labor Department statistics suggest improvement in labor productivity at an annual rate of almost 2%. Meanwhile, inflation remained well contained in the first half of the year, with the consumer price index (CPI) growing at an annual rate of only 2.1%, and CPI, excluding food and energy, growing at a mere 1.6%.

The fact that the economy grew even moderately in the first half of the year is remarkable, given the heightened level of economic and geopolitical uncertainty we experienced. As it was, a mild economic recession meant there was little pent-up demand to drive higher levels of growth. With significant excess capacity and little evidence of emerging final demand, businesses continued to cut costs in 2003 in an effort to remain profitable. The uncertainty over the war in Iraq and its aftermath, including the effect on energy

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 2003 (Continued)
--------------------------------------------------------------------------------

prices, also left businesses reluctant to hire or commit to capital spending. Nevertheless, the consumer segment of the economy did its part in holding up the economy, despite mounting layoffs, concerns over the war in Iraq and the threat of terrorist attacks on U.S. soil. Low interest rates clearly helped to maintain healthy consumer spending, with record home mortgage refinancing and robust low-cost durable goods financing.

Entering the second half of 2003, the outlook for the economy appears brighter, even amid lingering concerns over the long-term sustainability of growth. We expect the economy could grow at a faster pace of greater than 3.5% in the next six months as the extraordinary level of monetary, fiscal and exchange rate stimulus begins to kick in. The Federal Reserve Board, in an effort to prevent deflationary pressures from taking hold and to foster economic growth, lowered the Federal Funds rate in June by an additional .25%, bringing the rate to just 1%. This move marked the thirteenth time since January 2001 that the Federal Reserve Board lowered the Federal Funds rate (from a high of 6.5%) in its attempts to stimulate the economy. The economy also has been the beneficiary of a significant fiscal boost, with the latest tax legislation directly impacting consumer disposable income starting in the third quarter of 2003, thereby fueling final demand. We believe the sharp decline in the value of the U.S. dollar over the past several months should provide further impetus to the economy. Indeed, we already are seeing signs that the economy is beginning to respond to the cumulative effects of these policy initiatives.

The Federal Open Market Committee (FOMC) started the year with the Federal Funds rate at 1.25% and an economic bias that was "balanced," suggesting that the risks to faster and slower growth were roughly equal. Faced with uncertainty at the onset of war in Iraq, the Federal Reserve Board left the funds rate the same at the March FOMC meeting, while offering no policy guidance. At the May FOMC meeting, however, the Federal Reserve Board took the unusual step of splitting the bias statement into two parts, addressing the risks to economic growth on one hand and the risks to the general price level on the other. This allowed the Federal Reserve Board to better articulate its position and policy action, in terms of addressing the growing concern over the potential threat of deflation. The Federal Reserve Board followed through at its June FOMC meeting with a .25% interest rate cut aimed at preventing an unwelcome fall in inflation.

Interest rates fell through most of the first half of the year on concerns over sluggish economic growth, but abruptly changed course in the middle of June, following the release of several better-than-expected economic numbers. Even so, for the six months ended June 30, 2003, yields on two-year Treasury notes were down 30 basis points (.30%), while yields on 10-year Treasury notes and 30-year Treasury bonds were down 30 basis points and 22 basis points, respectively. Yields on corporate bonds (both investment grade and non-investment grade) fell even more sharply, providing exceptional total returns for those sectors in the first half of 2003.

Looking ahead, we expect the Federal Reserve Board to remain on hold with respect to interest rates for the foreseeable future, willing to tolerate faster economic growth even at the expense of a modest pickup in inflation. While that should keep short-term rates anchored, we expect long-term interest rates to drift higher on growing prospects of an improving economy, decreasing fears over deflation and ballooning budget deficits, both at the federal and state levels. Any significant backup in interest rates, however, likely will be met with significant buying, given the prevailing concerns over the sustainability of the nascent economic growth.

For the six-month period ended June 30, 2003, Intermediate Government Bond Portfolio had a total return of +3.01%, compared to the +2.68% return of its unmanaged benchmark, the Citigroup Government/Mortgage Index.

We began 2003 with an underweight position in residential mortgages and an overweight position in commercial mortgage-backed securities (CMBS). The prepayment restrictions in CMBS issues provide the Portfolio with significant prepayment protection. The portfolio's structure was based on our view that mortgage-refinancing activity would increase, causing an acceleration in prepayments to have a negative impact on overall performance of the mortgage sector.

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--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 2003 (Continued)
--------------------------------------------------------------------------------

As interest rates fell to over 40-year lows, mortgage-refinancing activity did spike drastically, prompting large prepayments. The Portfolio's 10% overweight in non-agency CMBS relative to residential mortgages added approximately .11% of outperformance to the Portfolio's return. We also had positions in Ginnie-Mae commercial loans versus both Treasury and agency debentures. These securities also aided the Portfolio's performance.

To remain more consistent with our peer group, we continued to maintain a duration 20% longer than that of the benchmark. We believe this to be a neutral position. This biased long position provided further outperformance relative to the benchmark during the six-month period as interest rates generally trended lower.

We lengthened the portfolio's duration during the first quarter of 2003 based on our belief that economic weakness would continue, hence causing interest rates to fall. Unfortunately, in late March, interest rates rose to the maximum loss level that we were willing to take on the trade and we reduced our duration back to neutral. As the move in interest rates began to reverse, this duration adjustment toward neutral had only a slight negative impact on the Portfolio.

During the period, we began using total return swaps to gain exposure to broad indexes such as the Treasury and mortgage index. This strategy allows us access to securities that exist in the index but are otherwise not readily available in the market. It also provides a non-cash method to expose the Portfolio to a particular sector. We then invest the cash that would otherwise be invested in securities within that market into cash alternative investments. In essence, we synthetically created the index position at less expensive levels. At the same time, we began to invest slightly more aggressively the cash that was held against mortgage dollar roll positions.

We recently added to our residential mortgage position and were slightly overweight in that sector at the close of the period. We continue to underweight Treasury and agency debentures. Going forward, we continue to believe that building a yield advantage in the Portfolio using spread product and synthetic index positions could be an effective strategy, helping to enhance Portfolio performance for the remainder of 2003.

LARGE CAP CORE STRATEGY PORTFOLIO

The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies that Fund management selects from among those included in the Russell 1000 Index. Our investment process attempts to add value through both security selection and portfolio construction. Security selection involves the use of quantitative selection criteria including earnings momentum, earnings surprise and valuation. These criteria are input into a proprietary quantitative model and are subject to selective fundamental overrides. Portfolio construction consists of an optimization process with risk management controlling style, capitalization, sector and individual security selection.

For the six months ended June 30, 2003, the Portfolio had a total return of +12.46%, outperforming the +12.34% return of the unmanaged benchmark, the Russell 1000 Index. For managers of equity portfolios, it was a challenging six months. The volatile, downward trending markets of the first quarter of 2003 reversed course toward the end of the second quarter and pulled the major indexes into positive territory for the year-to-date period ended June 30, 2003. Notwithstanding the difficult political and economic environment, we stuck to our discipline and kept our focus on investing in what we believe are high-quality companies with good earnings delivery.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 2003 (Continued)
--------------------------------------------------------------------------------

During the first half of the year, the largest significant positive contributors to performance were stock selection in industrials, financials and health care as well as our underweighting of and stock selection in the telecommunication services sector. The main detractor to performance was stock selection in utilities and information technology. At the individual security level, the greatest positive contributors to performance were Career Education Corporation, AdvancePCS, The Ryland Group, Inc., Coach Inc. and UTStarcom Incorporated. The most significant detractors to performance were Charles River Laboratories, Inc. Sprint Corp. (FON), J.C. Penney Company, Inc. and Jones Apparel Group.

During the course of the period, we slowly added to the cyclicality of the portfolio. As a result, relative to the benchmark, our most significant weighting increases during the period were in information technology, health care, energy and industrials. Our biggest cutbacks were in consumer staples, consumer discretionary, financials and materials. Our largest purchases included
J. P. Morgan Chase & Co., Amgen Inc., Oracle Corporation and Sprint Corp. (FON). Our largest sales included Freddie Mac, The Procter & Gamble Company, Sprint Corp. (PCS Group) and Symantec Corporation. We believe we are positioned with companies that can provide good earnings delivery and are selling at reasonable prices and we are encouraged by recent performance in the portfolio as a reflection of our confidence. At June 30, 2003, our most sizeable overweights were in consumer discretionary and health care, while our largest underweights were in consumer staples and financials.

As for the current market environment, there continues to be a powerful tug-of-war between massive policy reflation and the lingering aftereffects of the various shocks that have hit the economy during the past three years. The sharp drop in interest rates and tax cuts have been successful in sustaining consumer spending, but have not yet managed to trigger a rebound in business spending. Corporate executives remain cautious, focused more on cost cutting and balance sheet restructuring than on expanding. Nevertheless, we believe that business confidence should gradually revive in the second half of the year, aided by a continued improvement in profits.

Deflationary concerns may persist for several more months, but we believe that the odds that the economy will fall into a Japanese-style slump are low. In our opinion, it is far more likely that economic growth will surprise on the upside in the next year as the latest tax cuts take effect and the manufacturing sector responds to the competitive boost from a lower dollar. Recent gains in the stock market suggest that investors are already discounting an improvement in economic activity and earnings. Nonetheless, the rally has further to go on a cyclical basis given that monetary conditions will remain easy for an extended period.

There is a tendency to presume that monetary policy has been ineffective given the economy's softness during the first half of 2003. Some have argued that if the economy is still growing sluggishly after all the monetary and fiscal stimulus, why should we expect any improvements in the months and quarters ahead. The U.S. economy has endured an extraordinary barrage of negative shocks in recent years, beginning with the bursting of one of the past century's greatest asset bubbles. This was followed by the September 11, 2001 terrorist attacks, a damaging spate of corporate scandals, two wars and a spike in energy prices. Yet, the economy suffered its mildest recession on record in 2000/2001. The economy's performance in the face of so many adverse events reflects the effects of powerful monetary and fiscal stimulus as well as the economy's underlying resilience.

The Federal Reserve Board's attempts to keep the economy away from deflation have led to a new phase of monetary policy. Having pushed short-term interest rates to 1%, we believe the Federal Reserve Board is intent on making sure that long-term interest rates stay down until the economy moves on to a more solid foundation. The Federal Reserve Board is trying to convince investors that they need not fear an early tightening in policy, even in the face of an acceleration in economic growth. However, investors know that a sustained move to above-trend economic growth will set the clock ticking for an eventual change in Federal Reserve Board policy. Long-term U.S. Treasury bonds are overvalued at current yields and the market is displaying the characteristic aspects of a bubble. The 10-year yield is unlikely to return to its recent low of

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 2003 (Continued)
--------------------------------------------------------------------------------

3.1%, but a sustained major selloff is unlikely until investors start to discount a Federal Reserve Board tightening. At that point, there could be a rise in yields as investors exit for the bond market. We believe that the Federal Reserve Board will work hard to ensure that this does not happen for some time in order to keep the housing market firm until business spending recovers.

The stimulative monetary environment is positive for the stock market. Equity prices became over-bought following their 26% rise between mid-March and mid-June 2003, and it is possible that they could correct further in the near term. Nevertheless, the cyclical rally has further to run. The flow of money out of short-term assets is bound to gather pace as investors lose patience with near-zero returns. The cash mountain has likely peaked, but there is still $5 trillion sitting in money market funds and savings deposits. Some of this money is bound to leak into stocks as greed overtakes fear as the principal emotion guiding investors' asset allocation. Buoyant liquidity is not enough to instill renewed confidence in stocks. There also needs to be enough of an improvement in the earnings outlook to boost investor optimism. Fortunately, that is occurring. Standard & Poor's 500 operating earnings rose by 15% during the past 12 months, and analysts' expectations of forward earnings are creeping higher. Moreover, the quality of earnings is finally improving with negligible write-offs in the first quarter.

We believe that buoyant liquidity conditions will be the driving force behind market developments in the next several quarters. The Federal Reserve Board will be keeping short-term interest rates far below equilibrium levels in order to "guarantee" stronger economic growth. This liquidity is bound to leak into the markets. Investors will feel increasingly comfortable in taking on more portfolio risk as the economy responds to policy reflation. The equity market will be an obvious beneficiary, but money will also continue to flow into corporate bonds and real estate.

MONEY RESERVE PORTFOLIO

For the six-month period ended June 30, 2003, Money Reserve Portfolio had a net annualized yield of 1.01% and a 7-day yield of .88%. The average portfolio maturity was 59 days at June 30, 2003, compared to 52 days at December 31, 2002.

During the six-month period ended June 30, 2003, U.S. economic activity slowed as consumer and business spending came to a standstill, a result of global uncertainties due to the war with Iraq. Gross domestic product for the first quarter of 2003 grew at only 1.4%, remaining unchanged from the disappointing fourth quarter 2002 figure. Employment data remained weak and corporations have been trimming expenses to achieve profitability, but few have seen top-line growth. The expected increase in business capital expenditures has not yet materialized, as there is still overcapacity in many sectors. On the positive side, low mortgage rates supported the strength in the housing market and mortgage refinancing provided consumers with some financial flexibility.

On June 25, 2003, the Federal Reserve Board again cut interest rates by 25 basis points (.25%) to 1%, bringing the Federal Funds rate to its lowest level since July 1958. While the Federal Reserve Board lowered interest rates, accompanying statements that "growth risks are balanced" resulted in a selloff in the U.S. Treasury markets. The move to cut interest rates appears to be more about concerns over deflation than a necessary boost for the economy, which has shown signs of improvement from the first quarter of 2003.

While the Portfolio's duration and composition remained relatively unchanged since year end, volatile swings in financial markets created distinct buying and selling opportunities during the last quarter. With the six-month and one-year sectors of the curve relatively flat, we focused our buying in the much steeper sectors of 18 months and two years, which endured the brunt of the selling pressure during these swings. Variable rate product enabled us to have greater flexibility in our fixed rate purchases, as we had adequate protection against higher interest rates to compensate for the additional interest rate exposure we were willing to incur.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 2003 (Continued)
--------------------------------------------------------------------------------

Believing the Federal Reserve Board must assure a sustainable recovery, it is our opinion that interest rates should remain unchanged at least through the end of 2003. With that in mind, we continue to view a sell off in the market as a buying opportunity, although in the weeks ahead, we believe the market may be vulnerable as the economy receives a boost from President Bush's tax-cut plan.

The Portfolio's composition at the end of June and as of our last report to shareholders is detailed below:

                                                              6/30/03     12/31/02
----------------------------------------------------------------------------------
Certificates of Deposit--Yankee.............................     5.8%        5.3%
Commercial Paper............................................    50.3        56.4
Corporate Notes.............................................     1.6         0.8
Funding Agreements..........................................     8.7         8.0
Medium-Term Notes...........................................     8.9         6.4
Municipal Bonds.............................................      --         0.9
Repurchase Agreements.......................................      --         3.1
U.S. Government, Agency & Instrumentality
  Obligations--Non-Discount.................................    25.1        20.2
Liabilities in Excess of Other Assets.......................    (0.4)       (1.1)
                                                               -----       -----
Total.......................................................   100.0%      100.0%
                                                               =====       =====
----------------------------------------------------------------------------------

NATURAL RESOURCES PORTFOLIO

For the six-month period ended June 30, 2003, Natural Resources Portfolio had a total return of +12.78%. By comparison, the Portfolio's peers, measured by the Lipper Natural Resources Funds Average returned +9.33% for the same period, while the unmanaged Standard & Poor's (S&P) 500 Index returned +11.76%. The Portfolio's positive return stemmed from the Fund's focus on investments in companies with natural gas production in North America, with strong returns delivered by EnCana Corporation, Murphy Oil Corporation and PEYTO Exploration & Development Corp. A significant catalyst for the Portfolio's performance was the increased media attention on the natural gas supply deficit following testimony by Federal Reserve Chairman Alan Greenspan. Gas stocks rallied after he described diminished natural gas supplies as a serious problem. Also contributing to the returns of the Portfolio were gains by M.I.M. Holdings Limited following a takeover bid from Xstrata PLC and appreciation from the Aluminum Corporation of China Limited, which is benefiting from strong aluminum demand in China.

The Portfolio continued to focus buying on independent production companies leveraged to natural gas, which received extraordinary investor attention following comments by Federal Reserve Board Chairman Alan Greenspan's testimony to the energy committees of the U.S. House of Representatives and Senate. Mr. Greenspan's comments highlighted the risks to economic recovery and employment stemming from the lack of adequate natural gas supplies. Currently, given the lack of a supply response from natural gas drilling, liquefied natural gas from global markets appears to be the most likely solution to balancing the North American market. However, once the four existing terminals are fully utilized, it is unlikely that new ones can be constructed and brought into operation in less than two years. Frontier sources of gas from Canada's McKenzie Delta or the gas cap on Alaska's Prudhoe Bay oil field are not likely to have pipeline access available until 2008 and post-2010, respectively. As a result, we believe that the investment case for natural gas leveraged equities remains intact over our 18-month - 24-month investment horizon. We continued to invest in a number of new holdings in small-capitalization Canadian production companies that we purchased to replace holdings recently converted to income trusts. Companies held by the Portfolio that converted to this structure included PEYTO Exploration & Development, Baytex Energy Ltd., Bonavista Petroleum Ltd. and Cresent Point Energy Ltd.

In the intermediate term, we expect that natural gas prices and equities may be highly volatile. Storage is rapidly being refilled as industrial demand has declined because of high prices, and summer demand to fire peak-electrical generation has been subdued with temperatures running well below normal in the Midwest

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Semi-Annual Report
June 30, 2003 (Concluded)
--------------------------------------------------------------------------------

and Northeast markets. The risk of some profit taking in our investments is possible as gas prices may decline in the weak-demand autumn months. However, any pickup in manufacturing activity and/or normal winter heating demand could see gas prices climb once again. With most gas-leveraged equities trading at the low end of historic valuation ranges, we believe attractive potential returns remain in our natural gas leveraged stocks.

As of June 30, 2003, the Portfolio was 98% invested in stocks and 2% in cash equivalents. Over 85% of the Portfolio's investments were energy-related companies, with the remaining equity investments predominantly in metals, forest products and precious metals companies.

IN CONCLUSION

We appreciate your investment in Merrill Lynch Series Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Terry K. Glenn
Terry K. Glenn
President and Director

August 4, 2003

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Performance Information
June 30, 2003
--------------------------------------------------------------------------------
                          RECENT PERFORMANCE RESULTS*

-------------------------------------------------------------------------------------------------
                                                              6-MONTH    12-MONTH
                                                               TOTAL      TOTAL      STANDARDIZED
AS OF JUNE 30, 2003                                           RETURN      RETURN     30-DAY YIELD
-------------------------------------------------------------------------------------------------
BALANCED CAPITAL STRATEGY PORTFOLIO                           + 9.21%    - 0.24%          --
-------------------------------------------------------------------------------------------------
CORE BOND STRATEGY PORTFOLIO                                  + 4.32     +10.58         2.76%
-------------------------------------------------------------------------------------------------
FUNDAMENTAL GROWTH STRATEGY PORTFOLIO                         + 8.31     - 6.35           --
-------------------------------------------------------------------------------------------------
GLOBAL ALLOCATION STRATEGY PORTFOLIO                          +15.60     + 9.07           --
-------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                          +14.22     +16.08         7.90
-------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                        + 3.01     + 8.76         3.27
-------------------------------------------------------------------------------------------------
LARGE CAP CORE STRATEGY PORTFOLIO                             +12.46     - 2.87           --
-------------------------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                                   +12.78     + 7.40           --
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS*

---------------------------------------------------------------------------------------------------
                                                                 ONE        FIVE YEARS    TEN YEARS
                                                              YEAR ENDED      ENDED         ENDED
                                                               6/30/03       6/30/03       6/30/03
                                                              ----------    ----------    ---------
---------------------------------------------------------------------------------------------------
BALANCED CAPITAL STRATEGY PORTFOLIO                            - 0.24%       + 0.19%       +6.60%
---------------------------------------------------------------------------------------------------
CORE BOND STRATEGY PORTFOLIO                                   +10.58        + 6.62        +6.65
---------------------------------------------------------------------------------------------------
FUNDAMENTAL GROWTH STRATEGY PORTFOLIO                          - 6.35        - 1.78        +9.55
---------------------------------------------------------------------------------------------------
GLOBAL ALLOCATION STRATEGY PORTFOLIO                           + 9.07        + 1.12        +6.01
---------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                           +16.08        + 0.73        +4.99
---------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                         + 8.76        + 7.06        +6.49
---------------------------------------------------------------------------------------------------
LARGE CAP CORE STRATEGY PORTFOLIO                              - 2.87        - 0.33        +7.60
---------------------------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                                    + 7.40        +10.33        +5.95
---------------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2003                    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                                                                        PERCENT OF
COUNTRY         INDUSTRIES++                 SHARES HELD                   COMMON STOCKS                   VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
BERMUDA         IT SERVICES                       250,000      +Accenture Ltd. 'A'..................   $    4,522,500       0.5%
                --------------------------------------------------------------------------------------------------------------
                INSURANCE                         335,000      ACE Limited..........................       11,487,150       1.3
                                                  135,000      XL Capital Ltd. (Class A)............       11,205,000       1.2
                                                                                                       --------------     -----
                                                                                                           22,692,150       2.5
                --------------------------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN BERMUDA              27,214,650       3.0
----------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS     OIL & GAS                         200,000      Royal Dutch Petroleum Company
                                                                 (NY Registered Shares).............        9,324,000       1.0
                --------------------------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN THE
                                                                 NETHERLANDS                                9,324,000       1.0
----------------------------------------------------------------------------------------------------------------------------------
SWITZERLAND     FOOD PRODUCTS                      60,000      Nestle SA (Registered Shares)........       12,380,495       1.3
                --------------------------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN SWITZERLAND          12,380,495       1.3
----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES   AEROSPACE & DEFENSE               400,000      Honeywell International Inc. ........       10,740,000       1.2
                                                  100,000      Northrop Grumman Corporation.........        8,629,000       0.9
                                                  125,000      Raytheon Company.....................   4,105,000.....       0.4
                                                  175,000      United Technologies Corporation......       12,395,250       1.4
                                                                                                       --------------     -----
                                                                                                           35,869,250       3.9
                --------------------------------------------------------------------------------------------------------------
                BEVERAGES                         250,000      Anheuser-Busch Companies, Inc. ......       12,762,500       1.4
                --------------------------------------------------------------------------------------------------------------
                BUILDING PRODUCTS                 200,000      Masco Corporation....................        4,770,000       0.5
                --------------------------------------------------------------------------------------------------------------
                CAPITAL MARKETS                   225,000      J.P. Morgan Chase & Co. .............        7,690,500       0.9
                                                  300,000      Janus Capital Group Inc. ............        4,920,000       0.5
                                                  350,000      Mellon Financial Corporation.........        9,712,500       1.1
                                                  200,000      Morgan Stanley.......................        8,550,000       0.9
                                                                                                       --------------     -----
                                                                                                           30,873,000       3.4
                --------------------------------------------------------------------------------------------------------------
                CHEMICALS                         325,000      E.I. du Pont de Nemours and
                                                                 Company............................       13,533,000       1.5
                --------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS                  250,000      FleetBoston Financial Corporation....        7,427,500       0.8
                                                  135,000      PNC Bank Corp. ......................        6,589,350       0.7
                                                  250,000      Wells Fargo & Co. ...................       12,600,000       1.4
                                                                                                       --------------     -----
                                                                                                           26,616,850       2.9
                --------------------------------------------------------------------------------------------------------------
                COMMUNICATIONS                    460,000      +CommScope, Inc. ....................        4,370,000       0.5
                EQUIPMENT
                --------------------------------------------------------------------------------------------------------------
                COMPUTERS &                       300,000      Hewlett-Packard Company..............        6,390,000       0.7
                PERIPHERALS
                                                  130,000      International Business Machines
                                                                 Corporation........................       10,725,000       1.2
                                                                                                       --------------     -----
                                                                                                           17,115,000       1.9
                --------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL             315,000      Citigroup Inc. ......................       13,482,000       1.5
                SERVICES
                --------------------------------------------------------------------------------------------------------------
                DIVERSIFIED                       300,000      Verizon Communications...............       11,835,000       1.3
                TELECOMMUNICATION
                SERVICES
                --------------------------------------------------------------------------------------------------------------
                ELECTRONIC EQUIPMENT &            400,000      +Agilent Technologies, Inc. .........        7,820,000       0.8
                INSTRUMENTS
                --------------------------------------------------------------------------------------------------------------
                ENERGY EQUIPMENT &                200,000      GlobalSantaFe Corporation............        4,668,000       0.5
                SERVICE
                                                  100,000      Schlumberger Limited.................        4,757,000       0.5
                                                  100,000      +Weatherford International Ltd. .....        4,190,000       0.5
                                                                                                       --------------     -----
                                                                                                           13,615,000       1.5
                --------------------------------------------------------------------------------------------------------------
                FOOD PRODUCTS                     150,000      General Mills, Inc. .................        7,111,500       0.8
                --------------------------------------------------------------------------------------------------------------
                HEALTH CARE EQUIPMENT             225,000      Baxter International Inc. ...........        5,850,000       0.6
                & SUPPLIES
                --------------------------------------------------------------------------------------------------------------
                HEALTH CARE PROVIDERS             200,000      Aetna Inc. (New Shares)..............       12,040,000       1.3
                & SERVICES
                                                  250,000      HCA Inc. ............................        8,010,000       0.9
                                                                                                       --------------     -----
                                                                                                           20,050,000       2.2
                --------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                                                                        PERCENT OF
COUNTRY         INDUSTRIES++                 SHARES HELD                   COMMON STOCKS                   VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONCLUDED)
                HOTELS, RESTAURANTS &             250,000      Carnival Corporation.................   $    8,127,500       0.9%
                LEISURE
                                                  365,000      McDonald's Corporation...............        8,051,900       0.9
                                                                                                       --------------     -----
                                                                                                           16,179,400       1.8
                --------------------------------------------------------------------------------------------------------------
                HOUSEHOLD PRODUCTS                250,000      Kimberly-Clark Corporation...........       13,035,000       1.4
                --------------------------------------------------------------------------------------------------------------
                IT SERVICES                        60,000      +Computer Sciences Corporation.......        2,287,200       0.3
                --------------------------------------------------------------------------------------------------------------
                INDUSTRIAL                        300,000      General Electric Company.............        8,604,000       1.0
                CONGLOMERATES
                                                  450,000      Tyco International Ltd. .............        8,541,000       0.9
                                                                                                       --------------     -----
                                                                                                           17,145,000       1.9
                --------------------------------------------------------------------------------------------------------------
                INSURANCE                         200,000      American International Group,
                                                                 Inc. ..............................       11,036,000       1.2
                                                  260,000      Prudential Financial, Inc. ..........        8,749,000       1.0
                                                                                                       --------------     -----
                                                                                                           19,785,000       2.2
                --------------------------------------------------------------------------------------------------------------
                MACHINERY                         250,000      Dover Corporation....................        7,490,000       0.8
                                                  200,000      ITT Industries, Inc. ................       13,092,000       1.5
                                                  275,000      +SPX Corporation.....................       12,116,500       1.3
                                                                                                       --------------     -----
                                                                                                           32,698,500       3.6
                --------------------------------------------------------------------------------------------------------------
                MEDIA                             225,000      +Clear Channel Communications,
                                                                 Inc. ..............................        9,537,750       1.1
                                                  450,000      +Liberty Media Corporation (Class
                                                                 A).................................        5,202,000       0.6
                                                  250,000      +Viacom, Inc. (Class B)..............       10,915,000       1.2
                                                  250,000      The Walt Disney Company..............        4,937,500       0.5
                                                                                                       --------------     -----
                                                                                                           30,592,250       3.4
                --------------------------------------------------------------------------------------------------------------
                METALS & MINING                   200,000      Alcoa Inc. ..........................        5,100,000       0.5
                                                  200,000      Nucor Corporation....................        9,770,000       1.1
                                                                                                       --------------     -----
                                                                                                           14,870,000       1.6
                --------------------------------------------------------------------------------------------------------------
                MULTILINE RETAIL                  125,000      The May Department Stores Company....        2,782,500       0.3
                --------------------------------------------------------------------------------------------------------------
                OIL & GAS                          75,000      Anadarko Petroleum Corporation.......        3,335,250       0.4
                                                  245,000      Devon Energy Corporation.............       13,083,000       1.4
                                                  200,000      ExxonMobil Corporation...............        7,182,000       0.8
                                                  200,000      Murphy Oil Corporation...............       10,520,000       1.1
                                                                                                       --------------     -----
                                                                                                           34,120,250       3.7
                --------------------------------------------------------------------------------------------------------------
                PAPER & FOREST                    300,000      International Paper Company..........       10,719,000       1.2
                PRODUCTS
                                                  200,000      Weyerhaeuser Company.................       10,800,000       1.2
                                                                                                       --------------     -----
                                                                                                           21,519,000       2.4
                --------------------------------------------------------------------------------------------------------------
                PERSONAL PRODUCTS                 190,000      Avon Products, Inc. .................       11,818,000       1.3
                                                  200,000      The Gillette Company.................        6,372,000       0.7
                                                                                                       --------------     -----
                                                                                                           18,190,000       2.0
                --------------------------------------------------------------------------------------------------------------
                PHARMACEUTICALS                   300,000      Pfizer Inc. .........................       10,245,000       1.1
                                                  250,000      Schering-Plough Corporation..........        4,650,000       0.5
                                                  250,000      Wyeth................................       11,387,500       1.3
                                                                                                       --------------     -----
                                                                                                           26,282,500       2.9
                --------------------------------------------------------------------------------------------------------------
                ROAD & RAIL                       100,000      CSX Corporation......................        3,009,000       0.3
                --------------------------------------------------------------------------------------------------------------
                SEMICONDUCTORS &                  700,000      +Agere Systems Inc. (Class A)........        1,631,000       0.2
                SEMICONDUCTOR                     150,000      +Applied Materials, Inc. ............        2,379,000       0.2
                EQUIPMENT                         200,000      +Micron Technology, Inc. ............        2,326,000       0.3
                                                  150,000      Texas Instruments Incorporated.......        2,640,000       0.3
                                                                                                       --------------     -----
                                                                                                            8,976,000       1.0
                --------------------------------------------------------------------------------------------------------------
                SOFTWARE                          460,000      Microsoft Corporation................       11,780,600       1.3
                --------------------------------------------------------------------------------------------------------------
                SPECIALTY RETAIL                  600,000      The Limited, Inc. ...................        9,300,000       1.0
                --------------------------------------------------------------------------------------------------------------
                THRIFTS & MORTGAGE                135,000      Fannie Mae...........................        9,104,400       1.0
                FINANCE
                --------------------------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN THE UNITED
                                                               STATES...............................      517,329,700      56.8
                --------------------------------------------------------------------------------------------------------------
                                                               TOTAL INVESTMENTS IN COMMON STOCKS
                                                               (COST--$610,177,017)                       566,248,845      62.1
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                FACE                                                                    PERCENT OF
COUNTRY         INDUSTRIES++                   AMOUNT                 FIXED INCOME SECURITIES              VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA       BUILDING PRODUCTS          US$    295,000      Hanson Australia Funding, 5.25% due
                                                                 3/15/2013..........................   $      302,187       0.0%
                --------------------------------------------------------------------------------------------------------------
                                                               TOTAL FIXED INCOME SECURITIES IN
                                                               AUSTRALIA                                      302,187       0.0
----------------------------------------------------------------------------------------------------------------------------------
CANADA          CHEMICALS                         185,000      Potash Corporation of Saskatchewan,
                                                                 4.875% due 3/01/2013...............          190,376       0.0
                --------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL             215,000      Brascan Corporation, 5.75% due
                SERVICES                                         3/01/2010..........................          228,842       0.0
                --------------------------------------------------------------------------------------------------------------
                MEDIA                             575,000      Rogers Cable Inc., 6.25% due
                                                                 6/15/2013(a).......................          573,562       0.1
                --------------------------------------------------------------------------------------------------------------
                METALS & MINING                   105,000      Placer Dome Inc., 6.375% due
                                                                 3/01/2033(a).......................          110,160       0.0
                --------------------------------------------------------------------------------------------------------------
                PAPER & FOREST                     65,000      Abitibi Consolidated Inc., 8.55% due
                PRODUCTS                                         8/01/2010..........................           72,810       0.0
----------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FIXED INCOME SECURITIES IN
                                                               CANADA                                       1,175,750       0.1
----------------------------------------------------------------------------------------------------------------------------------
CAYMAN          COMMERCIAL BANKS                  170,000      BSCH Issuances Ltd., 7.625% due
ISLANDS                                                          9/14/2010..........................          210,774       0.0
----------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FIXED INCOME SECURITIES IN THE
                                                               CAYMAN ISLANDS                                 210,774       0.0
----------------------------------------------------------------------------------------------------------------------------------
CHILE           DIVERSIFIED FINANCIAL             345,000      Codelco Inc., 6.375% due
                SERVICES                                         11/30/2012(a)......................          379,966       0.1
                --------------------------------------------------------------------------------------------------------------
                FOREIGN GOVERNMENT                220,000      Republic of Chile, 5.50% due
                OBLIGATIONS                                      1/15/2013..........................          232,760       0.0
                --------------------------------------------------------------------------------------------------------------
                PAPER & FOREST                    870,000      Inversiones CMPC SA, 4.875% due
                PRODUCTS                                         6/18/2013(a).......................          859,517       0.1
----------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FIXED INCOME SECURITIES IN
                                                               CHILE                                        1,472,243       0.2
----------------------------------------------------------------------------------------------------------------------------------
FRANCE          DIVERSIFIED                                    France Telecom:
                TELECOMMUNICATION
                SERVICES

                                                1,860,000        9.25% due 3/01/2011................        2,340,931       0.3
                                                  260,000        10% due 3/01/2031..................          359,771       0.0
----------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FIXED INCOME SECURITIES IN
                                                               FRANCE                                       2,700,702       0.3
----------------------------------------------------------------------------------------------------------------------------------
MEXICO          FOREIGN GOVERNMENT                             United Mexican States:
                OBLIGATIONS
                                                  650,000        9.875% due 2/01/2010...............          833,625       0.1
                                                  265,000        6.375% due 1/16/2013...............          280,900       0.0
----------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FIXED INCOME SECURITIES IN
                                                               MEXICO                                       1,114,525       0.1
----------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS     DIVERSIFIED FINANCIAL                          Deutsche Telekom International
                SERVICES                                         Finance:
                                                  825,000        8.50% due 6/15/2010................        1,013,413       0.1
                                                   25,000        8.75% due 6/15/2030................           31,852       0.0
                                                                                                       --------------     -----
                                                                                                            1,045,265       0.1
                --------------------------------------------------------------------------------------------------------------
                DIVERSIFIED                       340,000      Koninklijke (KPN) NV, 8%
                TELECOMMUNICATION                                due 10/01/2010.....................          420,907       0.1
                SERVICES
----------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FIXED INCOME SECURITIES IN THE
                                                               NETHERLANDS                                  1,466,172       0.2
----------------------------------------------------------------------------------------------------------------------------------
NORWAY          INDUSTRIAL                        180,000      Norsk Hydro A/S, 6.36% due
                CONGLOMERATES                                    1/15/2009..........................          207,273       0.0
----------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FIXED INCOME SECURITIES IN
                                                               NORWAY                                         207,273       0.0
----------------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA     COMMERCIAL BANKS                  305,000      Korea Development Bank, 4.25% due
                                                                 11/13/2007.........................          314,915       0.0
----------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FIXED INCOME SECURITIES IN
                                                               SOUTH KOREA                                    314,915       0.0
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                FACE                                                                    PERCENT OF
   COUNTRY      INDUSTRIES++                   AMOUNT                 FIXED INCOME SECURITIES              VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
UNITED          DIVERSIFIED                US$    450,000      British Telecom PLC, 8.375% due
KINGDOM         TELECOMMUNICATION                                12/15/2010.........................   $      569,105       0.1%
                SERVICES
                --------------------------------------------------------------------------------------------------------------
                WIRELESS                           20,000      Vodafone Group PLC, 7.75% due
                TELECOMMUNICATION                                2/15/2010..........................           24,609       0.0
                SERVICES
----------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FIXED INCOME SECURITIES IN THE
                                                               UNITED KINGDOM                                 593,714       0.1
----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES   AEROSPACE & DEFENSE               520,000      General Dynamics Corporation, 4.25%
                                                                 due 5/15/2013......................          522,478       0.1
                                                               Lockheed Martin Corporation:
                                                  350,000        8.20% due 12/01/2009...............          442,616       0.0
                                                  680,000        8.50% due 12/01/2029...............          924,252       0.1
                                                1,820,000      Raytheon Company, 6.15% due
                                                                 11/01/2008.........................        2,057,923       0.2
                                                                                                       --------------     -----
                                                                                                            3,947,269       0.4
                --------------------------------------------------------------------------------------------------------------
                AIRLINES                          315,000      American Airlines, 3.857% due
                                                                 7/09/2010..........................          315,000       0.0
                --------------------------------------------------------------------------------------------------------------
                AUTOMOBILES                                    Daimler-Chrysler NA Holdings:
                                                  655,000        6.40% due 5/15/2006................          715,284       0.1
                                                  490,000        7.75% due 1/18/2011................          569,882       0.1
                                                  530,000      Ford Motor Company, 7.45% due
                                                                 7/16/2031..........................          485,514       0.0
                                                  410,000      General Motors Corporation, 7.20% due
                                                                 1/15/2011..........................          413,250       0.0
                                                                                                       --------------     -----
                                                                                                            2,183,930       0.2
                --------------------------------------------------------------------------------------------------------------
                BEVERAGES                          70,000      Brown-Forman Corporation, 3% due
                                                                 3/15/2008..........................           70,273       0.0
                                                  290,000      Coors Brewing Company, 6.375% due
                                                                 5/15/2012..........................          332,804       0.1
                                                                                                       --------------     -----
                                                                                                              403,077       0.1
                --------------------------------------------------------------------------------------------------------------
                BUILDING PRODUCTS                 255,000      MDC Holdings Inc., 5.50% due
                                                                 5/15/2013..........................          257,110       0.0
                --------------------------------------------------------------------------------------------------------------
                CAPITAL MARKETS                    35,000      The Bank of New York, 5.20% due
                                                                 7/01/2007..........................           38,431       0.0
                                                               Mellon Funding Corporation:
                                                  255,000        4.875% due 6/15/2007...............          274,871       0.0
                                                  345,000        5% due 12/01/2014..................          372,182       0.1
                                                               Morgan Stanley:
                                                  345,000        5.30% due 3/01/2013................          366,681       0.1
                                                5,010,000        (TRACERS), 6.759% due
                                                                 6/15/2012(a)(b)(c).................        5,802,432       0.6
                                                                                                       --------------     -----
                                                                                                            6,854,597       0.8
                --------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS                  135,000      BB&T Corporation, 4.75% due
                                                                 10/01/2012.........................          141,418       0.0
                                                  300,000      Banc One Corp., 8% due 4/29/2027.....          394,040       0.0
                                                  194,000      Bank of America Corporation, 4.875%
                                                                 due 1/15/2013......................          204,651       0.0
                                                  410,000      BankAmerica Corp., 5.875% due
                                                                 2/15/2009..........................          466,336       0.1
                                                  335,000      Comerica Inc., 4.80% due 5/01/2015...          340,426       0.0
                                                  105,000      Firstbank Puerto Rico, 7.625% due
                                                                 12/20/2005.........................          110,387       0.0
                                                  385,000      FleetBoston Financial Corporation,
                                                                 6.375% due 5/15/2008...............          440,247       0.1
                                                  105,000      Golden West Financial Corporation,
                                                                 4.75% due 10/01/2012...............          109,439       0.0
                                                  145,000      Hudson United Bancorp Inc., 8.20% due
                                                                 9/15/2006..........................          164,814       0.0
                                                  655,000      KFW International Finance, 2.50% due
                                                                 10/17/2005.........................          667,803       0.1
                                                  785,000      PNC Funding Corp., 6.125% due
                                                                 2/15/2009..........................          900,753       0.1

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                FACE                                                                    PERCENT OF
   COUNTRY      INDUSTRIES++                   AMOUNT                 FIXED INCOME SECURITIES              VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                COMMERCIAL BANKS           US$  3,640,000      Provident Bank, 6.375% due
                (CONCLUDED)                                      1/15/2004..........................   $    3,530,800       0.4%
                                                  120,000      Regions Financial Corporation, 6.375%
                                                                 due 5/15/2012......................          138,763       0.0
                                                  255,000      Suntrust Bank, 5.45% due 12/01/2017..          279,675       0.0
                                                   40,000      Synovus Financial, 4.875% due
                                                                 2/15/2013..........................           41,911       0.0
                                                  600,000      US Bancorp, 1.269% due
                                                                 9/16/2005(b).......................          600,293       0.1
                                                  305,000      Wachovia Corporation, 4.95% due
                                                                 11/01/2006.........................          332,089       0.0
                                                  300,000      Washington Mutual Bank, 5.50% due
                                                                 1/15/2013..........................          327,035       0.0
                                                  785,000      Wells Fargo & Co., 5.125% due
                                                                 2/15/2007..........................          858,771       0.1
                                                  520,000      Westpac Banking Corporation, 4.625%
                                                                 due 6/01/2018......................          516,370       0.1
                                                                                                       --------------     -----
                                                                                                           10,566,021       1.1
                --------------------------------------------------------------------------------------------------------------
                COMMERCIAL SERVICES &             145,000      Aramark Services Inc., 6.75% due
                SUPPLIES                                         8/01/2004..........................          152,141       0.0
                                                               Cendant Corporation:
                                                  515,000        6.875% due 8/15/2006...............          576,052       0.1
                                                  270,000        6.25% due 1/15/2008................          298,785       0.0
                                                  455,000      First Data Corporation, 6.75% due
                                                                 7/15/2005..........................          501,379       0.1
                                                  270,000      PHH Corporation, 6% due 3/01/2008....          290,303       0.0
                                                               Waste Management Inc.:
                                                  250,000        7.375% due 8/01/2010...............          299,982       0.0
                                                  515,000        6.375% due 11/15/2012..............          585,576       0.1
                                                                                                       --------------   ----------
                                                                                                            2,704,218       0.3
                --------------------------------------------------------------------------------------------------------------
                COMMUNICATIONS                    500,000      GTE Corporation, 6.84% due
                EQUIPMENT                                        4/15/2018..........................          590,660       0.0
                                                  615,000      Harris Corporation, 6.35% due
                                                                 2/01/2028..........................          665,129       0.1
                                                                                                       --------------   ----------
                                                                                                            1,255,789       0.1
                --------------------------------------------------------------------------------------------------------------
                CONTAINERS & PACKAGING                         Sealed Air Corporation:
                                                  480,000        5.375% due 4/15/2008...............          503,754       0.1
                                                  295,000        6.95% due 5/15/2009(a).............          325,863       0.0
                                                                                                       --------------   ----------
                                                                                                              829,617       0.1
                --------------------------------------------------------------------------------------------------------------
                DISTRIBUTORS                      510,000      AGL Capital Corporation, 4.45% due
                                                                 4/15/2013..........................          510,770       0.1
                --------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL           1,545,000      Bear Stearns Company Inc., 5.70% due
                SERVICES                                         11/15/2014.........................        1,712,430       0.2
                                                  360,000      Boeing Capital Corporation, 7.10% due
                                                                 9/27/2005..........................          397,085       0.0
                                                               Capital One Bank:
                                                  400,000        4.875% due 5/15/2008...............          408,203       0.0
                                                  785,000        6.50% due 6/13/2013................          777,639       0.1
                                                               Cititgroup Inc.:
                                                  320,000        5.75% due 5/10/2006................          353,272       0.0
                                                  755,000        7.25% due 10/01/2010...............          914,770       0.1
                                                  800,000        6.50% due 1/18/2011................          935,975       0.1
                                                  385,000        6.625% due 6/15/2032...............          444,886       0.1
                                                4,000,000      Core Investment Grade Trust, 4.727%
                                                                 due 11/30/2007.....................        4,248,400       0.5
                                                  455,000      CountryWide Home Loan, 5.625% due
                                                                 7/15/2009..........................          505,878       0.1
                                                               Ford Motor Credit Company:
                                                  330,000        6.50% due 1/25/2007................          347,201       0.0
                                                1,125,000        7.375% due 10/28/2009..............        1,179,351       0.1
                                                  535,000        7.375% due 2/01/2011...............          553,121       0.1
                                                2,325,000      General Electric Capital Corporation,
                                                                 6% due 6/15/2012...................        2,624,386       0.3

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                FACE                                                                    PERCENT OF
   COUNTRY      INDUSTRIES++                   AMOUNT                 FIXED INCOME SECURITIES              VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                DIVERSIFIED FINANCIAL                          General Motors Acceptance Corp.:
                SERVICES                   US$    685,000        6.875% due 8/28/2012...............   $      683,394       0.1%
                (CONCLUDED)                       660,000        8% due 11/01/2031..................          647,569       0.1
                                                               Goldman Sachs Group, Inc.:
                                                  960,000        6.875% due 1/15/2011...............        1,132,750       0.1
                                                1,610,000        5.25% due 4/01/2013................        1,716,693       0.2
                                                               Household Finance Corporation:
                                                1,130,000        4.625% due 1/15/2008...............        1,205,759       0.1
                                                  505,000        6.50% due 11/15/2008...............          580,664       0.1
                                                  385,000      IOS Capital LLC, 7.25% due
                                                                 6/30/2008..........................          376,338       0.1
                                                  285,000      International Lease Finance
                                                                 Corporation, 2.95% due 5/23/2006...          286,434       0.0
                                                               Lehman Brothers Holdings, Inc.:
                                                  365,000        6.625% due 4/01/2004...............          379,425       0.1
                                                   30,000        4% due 1/22/2008...................           31,266       0.0
                                                   65,000        7% due 2/01/2008...................           75,776       0.0
                                                  220,000      MBNA America Bank NA, 7.125% due
                                                                 11/15/2012.........................          257,733       0.0
                                                               Principal Life Global(a):
                                                  235,000        3.625% due 4/30/2008...............          240,300       0.0
                                                  280,000        6.25% due 2/15/2012................          316,736       0.0
                                                  945,000      Textron Financial Corporation, 2.75%
                                                                 due 6/01/2006......................          943,608       0.1
                                                                                                       --------------   ----------
                                                                                                           24,277,042       2.7
                --------------------------------------------------------------------------------------------------------------
                DIVERSIFIED                       100,000      Alltel Corporation, 7% due
                TELECOMMUNICATION                                7/01/2012..........................          121,380       0.0
                SERVICES

                                                  175,000      CenturyTel Inc., 7.875% due
                                                                 8/15/2012..........................          220,855       0.0
                                                               Verizon Global Funding Corporation:
                                                1,010,000        4% due 1/15/2008...................        1,054,465       0.1
                                                  675,000        6.875% due 6/15/2012...............          796,926       0.1
                                                  765,000        7.375% due 9/01/2012...............          933,074       0.1
                                                                                                       --------------   ----------
                                                                                                            3,126,700       0.3
                --------------------------------------------------------------------------------------------------------------
                ELECTRIC UTILITIES                374,000      AEP Texas Central Company, 6.65% due
                                                                 2/15/2033(a).......................          409,312       0.1
                                                  697,000      American Electric Power, 6.125% due
                                                                 5/15/2006..........................          764,018       0.1
                                                  305,000      Appalachian Power Company, 3.60% due
                                                                 5/15/2008..........................          308,762       0.0
                                                               Centerpoint Energy(a):
                                                  210,000        7.875% due 4/01/2013...............          241,551       0.0
                                                  630,000        5.60% due 7/01/2023................          620,957       0.1
                                                  650,000      Cincinnati Gas & Electric Company,
                                                                 5.70% due 9/15/2012................          714,130       0.1
                                                  320,000      Columbus Southern Power, 6.60% due
                                                                 3/01/2033(a).......................          355,183       0.1
                                                               Commonwealth Edison Company:
                                                  340,000        6.15% due 3/15/2012................          389,822       0.1
                                                  210,000        5.875% due 2/01/2033...............          222,325       0.0
                                                               Consolidated Edison Company of
                                                                 New York:
                                                  210,000        4.875% due 2/01/2013...............          221,416       0.0
                                                  250,000        5.10% due 6/15/2033................          237,850       0.0
                                                               Consumers Energy(a):
                                                  170,000        4.25% due 4/15/2008................          175,793       0.0
                                                  780,000        4% due 5/15/2010...................          777,492       0.1
                                                               Dominion Resources Inc.:
                                                  280,000        7.625% due 7/15/2005...............          311,429       0.0
                                                  385,000        8.125% due 6/15/2010...............          477,090       0.1
                                                  140,000        6.75% due 12/15/2032...............          156,588       0.0
                                                               Duke Energy Corporation:
                                                  255,000        3.75% due 3/05/2008(a).............          262,479       0.0
                                                  765,000        6.25% due 1/15/2012................          857,256       0.1
                                                  135,000      Exelon Corporation, 6.75% due
                                                                 5/01/2011..........................          156,193       0.0

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                FACE                                                                    PERCENT OF
   COUNTRY      INDUSTRIES++                   AMOUNT                 FIXED INCOME SECURITIES              VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                ELECTRIC UTILITIES         US$    385,000      FirstEnergy Corp., 6.45% due
                (CONCLUDED)                                      11/15/2011.........................   $      422,484       0.0%
                                                               Florida Power & Light:
                                                   60,000        4.85% due 2/01/2013................           63,417       0.0
                                                  200,000        5.85% due 2/01/2033................          214,264       0.0
                                                  120,000      MidAmerican Energy Company, 5.125%
                                                                 due 1/15/2013......................          127,385       0.0
                                                  270,000      New York State Electric & Gas, 5.75%
                                                                 due 5/01/2023......................          274,200       0.0
                                                  270,000      Ohio Power Company, 6.60% due
                                                                 2/15/2033(a).......................          301,349       0.0
                                                  330,000      PSE&G Power, 6.95% due 6/01/2012.....          378,869       0.1
                                                  600,000      Pepco Holdings Inc., 4% due
                                                                 5/15/2010..........................          599,725       0.1
                                                  375,000      Southern Power Company, 6.25% due
                                                                 7/15/2012..........................          424,455       0.1
                                                  195,000      Wisconsin Electric Power, 5.625% due
                                                                 5/15/2033..........................          201,561       0.0
                                                                                                       --------------   ----------
                                                                                                           10,667,355       1.2
                --------------------------------------------------------------------------------------------------------------
                FOOD PRODUCTS                      87,000      Archer-Daniels-Midland, 5.935% due
                                                                 10/01/2032.........................           92,861       0.0
                --------------------------------------------------------------------------------------------------------------
                GAS UTILITIES                     500,000      Kern River Funding Corporation,
                                                                 4.893% due 4/30/2018(a)............          514,450       0.1
                                                  400,000      TGT Pipeline LLC, 5.20% due
                                                                 6/01/2018(a).......................          398,745       0.0
                                                  800,000      Texas Gas Transmission, 4.60% due
                                                                 6/01/2015(a).......................          797,784       0.1
                                                                                                       --------------   ----------
                                                                                                            1,710,979       0.2
                --------------------------------------------------------------------------------------------------------------
                HEALTH CARE PROVIDERS             250,000      HCA Inc., 6.30% due 10/01/2012.......          255,590       0.1
                & SERVICES
                                                  175,000      Manor Care Inc., 6.25% due
                                                                 5/01/2013(a).......................          181,125       0.0
                                                                                                       --------------   ----------
                                                                                                              436,715       0.1
                --------------------------------------------------------------------------------------------------------------
                HOUSEHOLD PRODUCTS                355,000      Newell Rubbermaid Inc., 4% due
                                                                 5/01/2010..........................          361,733       0.0
                --------------------------------------------------------------------------------------------------------------
                IT SERVICES                       640,000      Science Applications International,
                                                                 5.50% due 7/01/2033................          601,597       0.1
                --------------------------------------------------------------------------------------------------------------
                INDUSTRIAL                         10,000      Eli Lilly & Company, 7.125% due
                CONGLOMERATES                                    6/01/2025..........................           12,649       0.0
                                                  750,000      General Electric Company, 5% due
                                                                 2/01/2013..........................          792,193       0.1
                                                                                                       --------------   ----------
                                                                                                              804,842       0.1
                --------------------------------------------------------------------------------------------------------------
                INSURANCE                         200,000      John Hancock Financial Services,
                                                                 5.625% due 12/01/2008..............          222,233       0.0
                                                  545,000      New York Life Insurance, 5.875% due
                                                                 5/15/2033(a).......................          571,969       0.1
                                                  155,000      Progressive Corporation, 6.25% due
                                                                 12/01/2032.........................          172,573       0.0
                                                  170,000      Prudential Financial Inc., 3.75% due
                                                                 5/01/2008..........................          175,066       0.0
                                                  235,000      Travelers Property Casualty, 6.375%
                                                                 due 3/15/2033......................          256,842       0.1
                                                                                                       --------------   ----------
                                                                                                            1,398,683       0.2
                --------------------------------------------------------------------------------------------------------------
                MACHINERY                          85,000      Emerson Electric Company, 6% due
                                                                 8/15/2032..........................           93,503       0.0
                --------------------------------------------------------------------------------------------------------------
                MEDIA                           2,315,000      AOL Time Warner Inc., 6.875% due
                                                                 5/01/2012..........................        2,642,841       0.3
                                                  580,000      Clear Channel Communications, Inc.,
                                                                 4.40% due 5/15/2011................          581,888       0.1
                                                  600,000      Comcast Cable Communications, 6.375%
                                                                 due 1/30/2006......................          654,745       0.1

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                FACE                                                                    PERCENT OF
   COUNTRY      INDUSTRIES++                   AMOUNT                 FIXED INCOME SECURITIES              VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                MEDIA                                          Comcast Corporation:
                (CONCLUDED)                US$    505,000        5.85% due 1/15/2010................   $      555,650       0.1%
                                                  240,000        7.05% due 3/15/2033................          266,555       0.0
                                                   35,000      Cox Communications Inc., 7.125% due
                                                                 10/01/2012.........................           41,795       0.0
                                                               Liberty Media Corporation:
                                                1,100,000        7.875% due 7/15/2009...............        1,288,593       0.1
                                                  590,000        5.70% due 5/15/2013................          599,747       0.1
                                                  255,000      News America Holdings, 9.25% due
                                                                 2/01/2013..........................          340,517       0.0
                                                  830,000      News America Inc., 6.75% due
                                                                 1/09/2038..........................          922,095       0.1
                                                  400,000      Tele-Communications Inc., 9.80% due
                                                                 2/01/2012..........................          529,872       0.0
                                                  250,000      USA Interactive, 7% due 1/15/2013....          287,951       0.0
                                                  555,000      Univision Communication Inc., 7.85%
                                                                 due 7/15/2011......................          660,606       0.1
                                                                                                       --------------   ----------
                                                                                                            9,372,855       1.0
                --------------------------------------------------------------------------------------------------------------
                METALS & MINING                   440,000      Kinder Morgan Energy, 6.75% due
                                                                 3/15/2011..........................          511,647       0.1
                --------------------------------------------------------------------------------------------------------------
                OIL & GAS                                      Anadarko Finance Company:
                                                  202,000        6.75% due 5/01/2011................          236,762       0.0
                                                  106,000        7.50% due 5/01/2031................          133,156       0.0
                                                               CNOOC Finance 2003 Limited(a):
                                                  170,000        4.125% due 5/21/2013...............          168,023       0.0
                                                  285,000        5.50% due 5/21/2033................          278,043       0.0
                                                  295,000      Colonial Pipeline, 7.63% due
                                                                 4/15/2032(a).......................          385,262       0.0
                                                  420,000      Enterprise Products Operations,
                                                                 6.875% due 3/01/2033(a)............          475,688       0.1
                                                  500,000      Motiva Enterprises LLC, 5.20% due
                                                                 9/15/2012(a).......................          528,939       0.1
                                                               Pemex Project Funding Master Trust:
                                                  375,000        9.125% due 10/13/2010..............          453,750       0.1
                                                  300,000        7.375% due 12/15/2014..............          328,500       0.0
                                                  765,000      Ultramar Diamond Shamrock, 6.75% due
                                                                 10/15/2037.........................          808,904       0.1
                                                                                                       --------------   ----------
                                                                                                            3,797,027       0.4
                --------------------------------------------------------------------------------------------------------------
                PAPER & FOREST                    510,000      Champion International Corp., 6.65%
                PRODUCTS                                         due 12/15/2037.....................          583,480       0.1
                                                  200,000      Rock-Tenn Company, 5.625% due
                                                                 3/15/2013..........................          208,248       0.0
                                                  175,000      UPM-Kymmene Corporation, 5.625% due
                                                                 12/01/2014(a)......................          187,723       0.0
                                                                                                       --------------   ----------
                                                                                                              979,451       0.1
                --------------------------------------------------------------------------------------------------------------
                REAL ESTATE                       170,000      Developers Divers Realty, 6.625% due
                                                                 1/15/2008..........................          184,488       0.0
                                                  340,000      Health Care Properties Investors
                                                                 Inc., 6.45% due 6/25/2012..........          369,944       0.0
                                                  630,000      Shurgard Storage Centers, 5.875% due
                                                                 3/15/2013..........................          675,213       0.1
                                                                                                       --------------   ----------
                                                                                                            1,229,645       0.1
                --------------------------------------------------------------------------------------------------------------
                ROAD & RAIL                       640,000      Norfolk Southern Corporation, 7.25%
                                                                 due 2/15/2031......................          764,310       0.1
                                                  130,000      Union Pacific Corporation, 4.698% due
                                                                 1/02/2024..........................          132,302       0.0
                                                                                                       --------------   ----------
                                                                                                              896,612       0.1
                --------------------------------------------------------------------------------------------------------------
                SUPRANATIONAL                     435,000      Corporacion Andina de Fomento, 6.875%
                                                                 due 3/15/2012......................          495,221       0.1
                --------------------------------------------------------------------------------------------------------------
                WIRELESS                   US$    293,000      AT&T Broadband Corporation, 8.375%
                TELECOMMUNICATION                                due 3/15/2013......................          366,955       0.0
                SERVICES
                                                  530,000      AT&T Wireless Services Inc., 8.75%
                                                                 due 3/01/2031......................          655,114       0.1

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                FACE                                                                    PERCENT OF
   COUNTRY      INDUSTRIES++                   AMOUNT                 FIXED INCOME SECURITIES              VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONCLUDED)
                WIRELESS                                       Sprint Capital Corporation:
                TELECOMMUNICATION
                SERVICES (CONCLUDED)

                                           US$    640,000        8.375% due 3/15/2012...............   $      766,283       0.1%
                                                1,005,000        6.90% due 5/01/2019................        1,052,685       0.1
                                                   50,000        8.75% due 3/15/2032................           59,851       0.0
                                                                                                       --------------   ----------
                                                                                                            2,900,888       0.3
----------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FIXED INCOME SECURITIES IN THE
                                                               UNITED STATES                               93,582,754      10.3
----------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FIXED INCOME SECURITIES
                                                               (COST--$98,968,697)                        103,141,009      11.3
----------------------------------------------------------------------------------------------------------------------------------

                                                               COLLATERALIZED MORTGAGE OBLIGATIONS*
----------------------------------------------------------------------------------------------------------------------------------
                                                2,600,000      CIT Group Home Equity Loan Trust,
                                                                 Series 2003-1, Class A2, 2.35% due
                                                                 4/20/2027..........................        2,616,051       0.3
                                                               Fannie Mae:
                                                1,400,000        5% due 7/15/2018...................        1,445,937       0.2
                                                8,552,938        7.50% due 9/01/2029 - 9/01/2032....        9,090,451       1.0
                                                               Freddie Mac:
                                                2,900,000        5% due 8/15/2018...................        2,987,000       0.3
                                               13,400,000        5% due 7/15/2033...................       13,613,569       1.5
                                               10,610,258        5.50% due 12/01/2017 - 1/01/2018...       11,004,809       1.2
                                                7,000,000        5.50% due 7/15/2033................        7,220,934       0.8
                                                4,079,106        6% due 4/01/2016 - 7/01/2017.......        4,243,233       0.5
                                                9,634,308        6% due 10/01/2032 - 7/15/2033......        9,987,380       1.1
                                                2,903,335        6.50% due 5/01/2017 - 8/01/2017....        3,049,371       0.3
                                               12,571,102        6.50% due 12/01/2028 -
                                                                 8/01/2032(f).......................       13,090,786       1.4
                                               10,473,480        7% due 10/01/2031 - 7/01/2032......       10,980,896       1.2
                                                               Government National Mortgage
                                                                 Association:
                                                    3,332        7.50% due 6/15/2005 - 1/15/2006....            3,453       0.0
                                                2,296,668        7.50% due 12/15/2026 - 3/15/2032...        2,442,484       0.3
                                                1,500,000      Greenwich Capital Commercial Funding
                                                                 Corporation, Series 2002-C1, Class
                                                                 A4, 4.948% due 1/11/2035...........        1,591,017       0.2
                                                1,250,000      LB-UBS Commercial Mortgage Trust,
                                                                 Series 2002-C1, Class A3, 6.226%
                                                                 due 3/15/2026......................        1,429,849       0.1
                                                3,000,000      MBNA Credit Card Master Note Trust,
                                                                 Series 2001-C3, Class C3, 6.55% due
                                                                 12/15/2008.........................        3,271,152       0.3
                                                1,000,000      Nationslink Funding Corporation,
                                                                 Series 1999-2, Class A3, 7.181% due
                                                                 6/20/2031..........................        1,127,579       0.1
                                                2,262,750      Washington Mutual, Series 2002-S2,
                                                                 Class 1A2, 6.50% due 3/25/2032.....        2,299,248       0.3
----------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL COLLATERIZED MORTGAGE
                                                               OBLIGATIONS
                                                               (COST--$101,307,090)                       101,495,199      11.1
----------------------------------------------------------------------------------------------------------------------------------
                                                               U.S. GOVERNMENT OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------------------
                                                  805,000      U.S. Treasury Bonds, 5.375% due
                                                                 2/15/2031..........................          906,474       0.1
                                                               U.S. Treasury Notes:
                                                5,080,000        3% due 2/15/2008...................        5,227,437       0.6
                                               24,450,000        4.75% due 11/15/2008...............       27,104,170       3.0
                                                5,500,000        5.50% due 5/15/2009(g).............        6,334,883       0.7
                                                3,670,000        4% due 11/15/2012..................        3,818,951       0.4
                                               23,810,000        3.875% due 2/15/2013...............       24,501,038       2.7
                                                  440,000        3.625% due 5/15/2013...............          443,437       0.0
----------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL U.S. GOVERNMENT OBLIGATIONS
                                                               (COST--$63,367,183)                         68,336,390       7.5
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                         BENEFICIAL INTEREST/
                                             SHARES HELD               SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------------------
                                            $   99,837,229      Merrill Lynch Liquidity Series, LLC
                                                                  Cash Sweep Series II(d)...........   $   99,837,229      11.0%
                                            $  121,835,401      Merrill Lynch Liquidity Series, LLC
                                                                  Money Market Series(d)(e).........      121,835,401      13.4
                                                81,223,599      Merrill Lynch Premier Institutional
                                                                  Fund(d)(e)........................       81,223,599       8.9
----------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL SHORT-TERM SECURITIES
                                                                (COST--$302,896,229)                      302,896,229      33.3
----------------------------------------------------------------------------------------------------------------------------------
                                              NUMBER OF
                                              CONTRACTS                  OPTIONS PURCHASED
----------------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS                                            52      Eurodollar Future, expiring December
PURCHASED                                                         2003 at USD 97.75, Broker Green-
                                                                  wich Capital Markets..............           65,000       0.0
----------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL OPTIONS PURCHASED
                                                                (COST--$32,734)                                65,000       0.0
----------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS
                                                                (COST--$1,176,748,950)                  1,142,182,672     125.3
----------------------------------------------------------------------------------------------------------------------------------
                                                                          OPTIONS WRITTEN
----------------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS                                            52      Eurodollar Future, expiring December
WRITTEN                                                           2003 at USD 98.5, Broker Green-
                                                                  wich Capital Markets..............          (13,000)      0.0
----------------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS                                             52      Eurodollar Future, expiring December
WRITTEN                                                           2003 at USD 98, Broker Greenwich
                                                                  Capital Markets...................          (37,050)      0.0
----------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL OPTIONS WRITTEN (PREMIUMS
                                                                RECEIVED--$43,732)                            (50,050)      0.0
----------------------------------------------------------------------------------------------------------------------------------
                                                                TOTAL INVESTMENTS, NET OF OPTIONS
                                                                  WRITTEN
                                                                (COST--$1,176,705,218)..............    1,142,132,622     125.3
                                                                VARIATION MARGIN ON FINANCIAL FU-
                                                                TURES CONTRACTS**...................         (449,992)      0.0
                                                                UNREALIZED APPRECIATION ON SWAP
                                                                CONTRACTS***........................          355,443       0.0
                                                                LIABILITIES IN EXCESS OF OTHER
                                                                  ASSETS............................     (230,717,462)   (25.3)
                                                                                                       --------------     -----
                                                                NET ASSETS..........................   $  911,320,611     100.0%
                                                                                                       ==============     =====
----------------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.
++ For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b) Floating rate note.
(c) Tradeable Custodial Receipts (TRACERS).
(d) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

---------------------------------------------------------------------------------------------------
                                                                                  DIVIDEND/INTEREST
AFFILIATE                                                     NET ACTIVITY             INCOME
---------------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II....  $ 67,235,909            $395,403
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $ 16,967,268            $ 47,645
Merrill Lynch Premier Institutional Fund....................   (11,772,669)           $ 31,523
---------------------------------------------------------------------------------------------------

(e) Security was purchased with the cash proceeds from securities loans.
(f) Includes a "to-be-announced" (TBA) transaction. The Portfolio has committed to selling securities for which all specific information is not available at this time.
(g) All or a portion of security held as collateral in connection with open financial futures contracts.
* Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

** Financial futures contracts purchased as of June 30, 2003 were as follows:

--------------------------------------------------------------------------------------------
NUMBER OF                                                              FACE       UNREALIZED
CONTRACTS                  ISSUE                  EXPIRATION DATE      VALUE        GAINS
--------------------------------------------------------------------------------------------
   52               Eurodollar Futures            December 2004     $12,740,234    $  7,566
--------------------------------------------------------------------------------------------

TOTAL UNREALIZED GAINS--NET                                                  $  7,566
                                                                             ========
--------------------------------------------------------------------------------------

Financial futures contracts sold as of June 30, 2003 were as follows:

--------------------------------------------------------------------------------------------
NUMBER OF                                                              FACE       UNREALIZED
CONTRACTS                  ISSUE                  EXPIRATION DATE      VALUE        GAINS
--------------------------------------------------------------------------------------------
318..       Ten Year U.S. Treasury Note Futures   September 2003    $37,826,064    $480,939
--------------------------------------------------------------------------------------------

TOTAL UNREALIZED GAINS--NET                                    $480,939
                                                               ========
------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Capital Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Concluded)        (in U.S. dollars)
--------------------------------------------------------------------------------

*** Swap contracts entered into as of June 30, 2003 were as follows:

-------------------------------------------------------------------------------------------------------
                                                                 NOTIONAL       UNREALIZED APPRECIATION
                                                                  AMOUNT            (DEPRECIATION)
-------------------------------------------------------------------------------------------------------
Receive a price return equal to Lehman Brothers CMBS
Investment Grade Index Total Return and pay floating rate
based on 1-month USD LIBOR, minus .40%
Broker, Deutsche Bank AG
Expires October 2003                                            10,350,000             $291,766
Receive a price return equal to Lehman Brothers U.S.
Corporate High Yield Index Total Return and pay floating
rate based on 1-month USD LIBOR, plus .10%
Broker, Lehman Brothers Special Finance
Expires December 2003                                              600,000               17,246
JP Morgan HYDIS 100 Index
Broker, JP Morgan Chase
Expires June 2008                                                3,050,000              (15,250)
Receive a price return equal to U.S. Treasury Index of the
U.S. Aggregate Index Total Return and pay floating rate
based on 1-month USD LIBOR, minus .20%
Broker, Lehman Brothers Special Finance
Expires December 2003                                           13,600,000              (83,300)
Receive a price return equal to JP Morgan U.S. Agency
Mortgage Index Total Return and pay floating rate based on
1-month USD LIBOR, minus .30%
Broker, JP Morgan Chase
Expires November 2003                                            3,250,000                5,948
Receive a price return equal to JP Morgan U.S. Agency
Mortgage Index Total Return and pay floating rate based on
1-month USD LIBOR, minus .22%
Broker, JP Morgan Chase
Expires January 2004                                             4,750,000               13,509
Receive a price return equal to JP Morgan U.S. Agency
Mortgage Index Total Return and pay floating rate based on
1-month USD LIBOR, minus .30%
Broker, JP Morgan Chase
Expires April 2004                                               2,750,000                7,821
Receive a price return equal to Lehman Brothers U.S.
Corporate High Yield Index Total Return and pay floating
rate based on 1-month USD LIBOR, plus .15%
Broker, Credit Suisse First Boston International
Expires March 2004                                               2,500,000               91,833
Receive a price return equal to Lehman Brothers U.S.
Corporate High Yield Index Total Return and pay floating
rate based on 1-month USD LIBOR, plus .10%
Broker, Credit Suisse First Boston International
Expires December 2003                                              900,000               25,870
                                                                                       --------
                                                                                       $355,443
                                                                                       ========
-------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2003                    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
INDUSTRIES+                     RATINGS    RATINGS      AMOUNT                           ISSUE                            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          U.S. GOVERNMENT & AGENCY OBLIGATIONS
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT &                                                    Fannie Mae:
AGENCY OBLIGATIONS--4.2%         NR*        Aaa       $   920,000      6.375% due 6/15/2009........................    $  1,089,557
                                 NR*        Aaa           640,000      6% due 5/15/2011............................         748,224
                                 NR*        Aaa         1,070,000      7.125% due 1/15/2030........................       1,388,817
                                 AAA        Aaa         1,600,000    Federal Home Loan Bank, 1.46% due
                                                                       12/12/2005..................................       1,598,902
                                 NR*        Aaa         1,210,000    Freddie Mac, 6.625% due 9/15/2009.............       1,452,213
                                                                                                                       ------------
                                                                                                                          6,277,713
-----------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS &                                                U.S. Treasury Bonds:
NOTES--10.9%                     AAA        Aaa           810,000      7.50% due 11/15/2016(e).....................       1,099,544
                                 AAA        Aaa           490,000      8.125% due 8/15/2019........................         708,682
                                 AAA        Aaa         1,710,000      7.25% due 8/15/2022.........................       2,316,850
                                 AAA        Aaa           350,000      6.25% due 8/15/2023.........................         428,723
                                 AAA        Aaa           350,000      6.625% due 2/15/2027........................         450,447
                                 AAA        Aaa           405,000      5.375% due 2/15/2031........................         456,052
                                                                     U.S. Treasury Notes:
                                 AAA        Aaa            65,000      1.875% due 9/30/2004........................          65,640
                                 AAA        Aaa         6,120,000      7% due 7/15/2006............................       7,073,380
                                 AAA        Aaa           135,000      3% due 2/15/2008............................         138,918
                                 AAA        Aaa           820,000      4.75% due 11/15/2008........................         909,015
                                 AAA        Aaa           490,000      6.50% due 2/15/2010.........................         594,450
                                 AAA        Aaa           710,000      5% due 2/15/2011............................         796,947
                                 AAA        Aaa           381,000      4% due 11/15/2012...........................         396,463
                                 AAA        Aaa           405,000      3.875% due 2/15/2013........................         416,754
                                 AAA        Aaa           290,000      3.625% due 5/15/2013........................         292,266
                                                                                                                       ------------
                                                                                                                         16,144,131
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                                                     (COST $21,276,363)--15.1%                           22,421,844
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
                                                                     OBLIGATIONS++
-----------------------------------------------------------------------------------------------------------------------------------
PASS-THROUGH                                                         Fannie Mae:
SECURITIES--28.6%                NR*        Aaa         2,000,000      5% due 7/15/2018............................       2,065,624
                                 NR*        Aaa           806,716      6% due 2/01/2017............................         842,010
                                 NR*        Aaa         1,300,000      6% due 7/15/2033............................       1,350,781
                                 NR*        Aaa         4,249,459      6.50% due 6/01/2031(d)......................       2,869,389
                                 NR*        Aaa           354,740      7% due 2/01/2016............................         377,355
                                 NR*        Aaa         2,773,478      7% due 2/01/2031-8/01/2032..................       2,921,148
                                 NR*        Aaa         3,335,209      7.50% due 4/01/2029-5/01/2033...............       3,544,011
                                 NR*        Aaa           874,489      8% due 9/01/2030-11/01/2032.................         942,897
                                                                     Freddie Mac:
                                 NR*        Aaa         1,450,000      4.50% due 7/01/2018.........................       1,479,906
                                 NR*        Aaa         2,600,000      5% due 7/15/2018............................       2,684,500
                                 NR*        Aaa         4,750,000      5% due 7/15/2033............................       4,825,705
                                 NR*        Aaa         3,700,000      5.50% due 7/15/2033.........................       3,816,779
                                 NR*        Aaa         1,493,809      6% due 4/01/2017-5/01/2017..................       1,553,456
                                 NR*        Aaa         6,550,000      6% due 7/15/2033............................       6,789,481
                                 NR*        Aaa           864,820      6.50% due 5/01/2016-6/01/2016...............         908,357
                                 NR*        Aaa         1,365,419      6.50% due 4/01/2031-1/01/2033...............       2,981,848
                                 NR*        Aaa         2,068,661      7% due 4/01/2031-1/01/2033..................       2,168,867
                                                                     Government National Mortgage Association,
                                 NR*        Aaa           414,904      6.50% due 10/15/2031........................         436,109
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL U.S. GOVERNMENT AGENCY
                                                                     MORTGAGE-BACKED OBLIGATIONS
                                                                     (COST $42,164,996)--28.6%                           42,558,223
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     ASSET-BACKED SECURITIES++
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     CIT Equipment Collateral:
                                 AAA        Aaa           337,900      2002-VT1, A2, 2.90% due 6/21/2004...........         338,880
                                 AAA        Aaa         1,100,000      2003-VT1, A3A, 1.234% due 4/20/2007(a)......       1,100,000
                                                                     California Infrastructure PG&E:
                                 AAA        Aaa           300,000      1997-1 A6, 6.38% due 9/25/2008..............         325,341
                                 AAA        Aaa           500,000      1997-1 A7, 6.42% due 9/25/2008..............         541,726

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
INDUSTRIES+                     RATINGS    RATINGS      AMOUNT                  ASSET-BACKED SECURITIES                   VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(CONCLUDED)                                                          Capital Auto Receivables Asset Trust,
                                                                       2003-2(a):
                                 AAA        Aaa       $ 1,050,000      A3B, 1.303% due 2/15/2007...................    $  1,049,580
                                 A+         Aa3           350,000      B1, 1.543% due 1/15/2009....................         350,000
                                 AAA        Aaa           850,000    Capital One Auto Finance Trust, 2003-A, A3B,
                                                                       1.883% due 10/15/2007(a)....................         852,508
                                                                     Chase Credit Card Master Trust(a):
                                 BBB        Baa2          800,000      2000-3, C, 1.88% due 1/15/2008..............         798,377
                                 BBB        Baa2        1,400,000      2003-1, C, 2.28% due 4/15/2008..............       1,404,263
                                 AAA        Aaa           265,111    EQCC Home Equity Loan Trust, 1999-1,
                                                                       A3F, 5.915% due 11/20/2024..................         267,217
                                 BBB        Baa2          450,000    First Bankcard Master Credit Card Trust,
                                                                       2001-1A, C, 2.33% due 11/15/2006(a)(c)......         450,314
                                                                     Household Automotive Trust:
                                 AAA        Aaa           564,038      2002-1, A2, 2.75% due 5/17/2005.............         566,249
                                 AAA        Aaa           700,000      2002-3, A3A, 2.75% due 6/18/2007............         714,308
                                 AAA        Aaa           668,666    Household Home Equity Loan Trust, 2002-2, A,
                                                                       1.404% due 4/20/2032(a).....................         669,126
                                 AAA        Aaa           177,708    Ikon Receivables LLC, 2002-1, A2, 2.91% due
                                                                       2/15/2005...................................         177,848
                                 A+         A2            450,596    MBNA Master Credit Card Trust, 1999-F, B,
                                                                       1.68% due 1/16/2007(a)......................         451,002
                                                                     Option One Mortgage Loan Trust(a):
                                 AAA        Aaa           776,433      2002-4, A, 1.295% due 7/25/2032.............         775,612
                                 AAA        Aaa         1,450,000      2003-4, A2, 1.64% due 7/25/2033.............       1,450,000
                                                                     Residential Asset Securities Corporation:
                                 AAA        NR*         1,100,000      2002-KS8, A2, 3.04% due 6/25/2023...........       1,115,479
                                 AAA        Aaa         1,650,000      2003-KS5, AIIB, 1.31% due 7/25/2031(a)......       1,650,000
                                 AAA        Aaa         1,962,209    Saxon Asset Securities Trust, 2002-3, AV,
                                                                       1.435% due 12/25/2032(a)....................       1,965,283
                                 A          A2            900,000    Superior Wholesale Inventory Financing Trust,
                                                                       2001-A7, 1.58% due 6/15/2006(a).............         897,894
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL ASSET-BACKED SECURITIES
                                                                     (COST $17,886,412)--12.1%                           17,911,007
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     NON-AGENCY MORTGAGE-BACKED SECURITIES++
-----------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE          AAA        Aaa         1,300,000    CIT Group Home Equity Loan Trust, 2003-1, A2,
                                                                       2.35% due 4/20/2027.........................       1,308,025
OBLIGATIONS--9.8%                AAA        Aaa         1,450,000    Centex Home Equity, 2003-B, AV, 1.308% due
                                                                       6/25/2033(a)................................       1,451,860
                                 NR*        Aaa           116,575    Chase Mortgage Finance Corporation, 1999-S4,
                                                                       A1, 6.50% due 4/25/2029.....................         116,567
                                 AAA        NR*         1,100,000    CountryWide Asset-Backed Certificates,
                                                                       2003-BC3, A2, 1.45% due 9/25/2033(a)........       1,100,000
                                 NR*        Aaa            82,784    CountryWide Home Loan, 2001-24, 1A6, 6% due
                                                                       1/25/2032...................................          83,344
                                 AAA        NR*         1,363,906    Deutsche Mortgage Securities, Inc., 2003-1,
                                                                       1A1, 4.50% due 4/25/2033....................       1,382,115
                                 AAA        Aaa         1,750,000    Granite Mortgages PLC, 2003-2, 1A2, 1.45% due
                                                                       7/20/2020(a)................................       1,750,525
                                 AAA        Aaa         1,400,000    RMAC, 2003-NS2A, A2C, 1.42% due
                                                                       9/12/2035(a)................................       1,400,000
                                 AAA        Aaa           615,515    Structured Asset Securities Corporation,
                                                                       2002-9, A2, 1.335% due 10/25/2027(a)........         604,569
                                 AAA        Aaa         1,600,000    Wachovia Bank Commercial Mortgage Trust,
                                                                       2003-WHL2, A3, 1.348% due 6/15/2013(a)(c)...       1,600,000
                                                                     Washington Mutual Inc.:
                                 AAA        Aaa         1,114,887      2002-AR4, A7, 5.558% due 4/26/2032(a).......       1,133,043
                                 AAA        Aaa         1,216,532      2002-S2, 1A2, 6.50% due 3/25/2032...........       1,236,155
                                 AAA        NR*            24,903      2002-S3, 1A1, 6.50% due 6/25/2032...........          24,886
                                 AAA        Aaa         1,302,231      2003-AR1, A2, 2.92% due 3/25/2033...........       1,318,358
                                                                                                                       ------------
                                                                                                                         14,509,447
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
INDUSTRIES+                     RATINGS    RATINGS      AMOUNT                  ASSET-BACKED SECURITIES                   VALUE
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-                                                 Greenwich Capital Commercial Funding
                                                                       Corporation:
BACKED SECURITIES--2.8%          AAA        Aaa       $ 1,000,000      2002-C1, A4, 4.948% due 1/11/2035...........    $  1,060,678
                                 AAA        Aaa         1,499,696      2003-FL1, A, 1.438% due 1/05/2006(a)........       1,499,696
                                 AAA        Aaa           800,000    LB-UBS Commercial Mortgage Trust, 2002-C1, A3,
                                                                       6.226% due 3/15/2026........................         915,103
                                 AAA        NR*           650,000    Nationslink Funding Corporation, 1999-2, A3,
                                                                       7.181% due 6/20/2031........................         732,926
                                                                                                                       ------------
                                                                                                                          4,208,403
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
                                                                     (COST $18,499,161)--12.6%                           18,717,850
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                CORPORATE BONDS & NOTES
-----------------------------------------------------------------------------------------------------------------------------------
BANKING--3.7%                    A-         A2            155,000    BB&T Corporation, 4.75% due 10/01/2012........         162,369
                                 A-         A1            105,000    Banc One Corp., 8% due 4/29/2027..............         137,914
                                                                     Bank of America Corporation:
                                 A+         Aa2           260,000      5.875% due 2/15/2009........................         295,725
                                 A+         Aa2           145,000      4.875% due 1/15/2013........................         152,961
                                                                     Citigroup Inc.:
                                 AA-        Aa1           225,000      5.70% due 2/06/2004.........................         231,037
                                 AA-        Aa1           235,000      5.75% due 5/10/2006.........................         259,434
                                 A+         Aa2           300,000      7.25% due 10/01/2010........................         363,485
                                 AA-        Aa1           150,000      6.50% due 1/18/2011.........................         175,495
                                 A+         Aa2           275,000      6.625% due 6/15/2032........................         317,776
                                 BB+        Baa3          160,000    Firstbank Puerto Rico, 7.625% due 12/20/2005..         168,209
                                                                     FleetBoston Financial Corporation:
                                 A          A1             65,000      3.85% due 2/15/2008.........................          67,458
                                 A-         A2            240,000      6.375% due 5/15/2008........................         274,440
                                 BB+        NR*           105,000    Hudson United Bancorp Inc., 8.20% due
                                                                       9/15/2006...................................         119,348
                                 A+         Aa3           130,000    Marshall & Ilsley Bank, 4.125% due 9/04/2007..         135,895
                                 A          A2            260,000    Mellon Funding Corporation, 5% due
                                                                       12/01/2014..................................         280,485
                                 BBB+       A3            395,000    PNC Funding Corp., 6.125% due 2/15/2009.......         453,245
                                 A-         A2             35,000    Regions Financial Corporation, 6.375% due
                                                                       5/15/2012...................................          40,472
                                 A+         Aa3           175,000    Suntrust Bank, 5.45% due 12/01/2017...........         191,934
                                 A-         A3             75,000    Synovus Financial, 4.875% due 2/15/2013.......          78,583
                                 A          Aa3           440,000    US Bancorp, 1.269% due 9/16/2005(a)...........         440,215
                                 A          Aa3           220,000    Wachovia Corporation, 4.95% due 11/01/2006....         239,540
                                                                     Washington Mutual Inc.:
                                 BBB+       A3            200,000      7.50% due 8/15/2006.........................         231,444
                                 BBB+       A3            270,000      4.375% due 1/15/2008........................         285,729
                                 A+         Aa2            45,000    Wells Fargo Bank, 6.45% due 2/01/2011.........          53,056
                                 A+         Aa2           280,000    Wells Fargo & Co., 5.125% due 2/15/2007.......         306,313
                                                                                                                       ------------
                                                                                                                          5,462,562
-----------------------------------------------------------------------------------------------------------------------------------
CANADIAN CORPORATES--0.1%        BBB+       Baa2          155,000    Potash Corporation of Saskatchewan, 4.875% due
                                                                       3/01/2013...................................         159,504
-----------------------------------------------------------------------------------------------------------------------------------
FINANCE--6.5%                    A+         A1            250,000    American Honda Finance, 1.548% due
                                                                       10/03/2005(a)(b)............................         250,992
                                 A          A2            865,000    Bear Stearns Company Inc., 5.70% due
                                                                       11/15/2014..................................         958,739
                                                                     Capital One Bank:
                                 BBB-       Baa2          225,000      4.875% due 5/15/2008........................         229,614
                                 BB+        Baa3          400,000      6.50% due 6/13/2013.........................         396,249
                                 A          A3            350,000    CountryWide Home Loan, 5.625% due 7/15/2009...         389,137
                                                                     Ford Motor Credit Company:
                                 BBB        A3            240,000      6.50% due 1/25/2007.........................         252,510
                                 BBB        A3            430,000      7.375% due 10/28/2009.......................         450,774
                                 BBB        A3            215,000      7.375% due 2/01/2011........................         222,282

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
INDUSTRIES+                     RATINGS    RATINGS      AMOUNT                  CORPORATE BONDS & NOTES                   VALUE
-----------------------------------------------------------------------------------------------------------------------------------
FINANCE                                                              General Motors Acceptance Corp.:
(CONCLUDED)                      BBB        A3        $ 2,250,000      3.19% due 5/19/2005.........................    $  2,244,238
                                 BBB        A3            215,000      6.875% due 8/28/2012........................         214,496
                                 BBB        A3            369,000      8% due 11/01/2031...........................         362,050
                                                                     Goldman Sachs Group, Inc.:
                                 A+         Aa3           570,000      6.875% due 1/15/2011........................         672,570
                                 A+         Aa3           720,000      5.25% due 4/01/2013.........................         767,714
                                 BBB-       Ba1           200,000    IOS Capital LLC, 7.25% due 6/30/2008..........         195,500
                                 NR*        A1            155,000    International Lease Finance Corporation, 2.95%
                                                                       due 5/23/2006...............................         155,780
                                 BBB        Baa2          155,000    MBNA America Bank NA, 7.125% due 11/15/2012...         181,585
                                                                     MBNA Corporation:
                                 BBB        Baa2          277,000      6.25% due 1/17/2007.........................         304,588
                                 BBB        Baa2          100,000      5.625% due 11/30/2007.......................         108,088
                                 A+         Aa3           215,000    Morgan Stanley, 5.30% due 3/01/2013...........         228,511
                                 AA         Aa3           225,000    Principal Life Global, 6.25% due
                                                                       2/15/2012(b)................................         254,520
                                 AA         Aa3            85,000    Texaco Capital Inc., 8.625% due 6/30/2010.....         112,365
                                 A-         A3            220,000    Textron Financial Corporation, 2.75% due
                                                                       6/01/2006...................................         219,676
                                                                     Verizon Global Funding Corporation:
                                 A+         A2            335,000      6.875% due 6/15/2012........................         394,452
                                 A+         A2             75,000      7.375% due 9/01/2012........................          91,478
                                                                                                                       ------------
                                                                                                                          9,657,908
-----------------------------------------------------------------------------------------------------------------------------------
FINANCE--CONSUMER--0.6%          A+         A1             70,000    Golden West Financial Corporation, 4.75% due
                                                                       10/01/2012..................................          72,959
                                                                     Household Finance Corporation:
                                 A          A1            210,000      4.625% due 1/15/2008........................         224,079
                                 A          A1            180,000      5.875% due 2/01/2009........................         200,677
                                 A          A1            385,000      6.75% due 5/15/2011.........................         447,127
                                                                                                                       ------------
                                                                                                                            944,842
-----------------------------------------------------------------------------------------------------------------------------------
FINANCE--OTHER--1.8%             BBB+       Baa1          390,000    EOP Operating LP, 7.375% due 11/15/2003.......         397,806
                                 AAA        Aaa           265,000    General Electric Capital Corp., 5.45% due
                                                                       1/15/2013...................................         287,033
                                 A          A3            145,000    John Hancock Financial Services, 5.625% due
                                                                       12/01/2008..................................         161,119
                                                                     Lehman Brothers Holdings, Inc.:
                                 A          A2            300,000      6.625% due 4/01/2004........................         311,856
                                 A          A2             20,000      7% due 2/01/2008............................          23,316
                                 AA-        A2             80,000    Marsh & McLennan Companies Inc., 3.625% due
                                                                       2/15/2008...................................          82,356
                                 AA-        Aa3           305,000    New York Life Insurance, 5.875% due
                                                                       5/15/2033(b)................................         320,093
                                 A+         A1            115,000    Progressive Corporation, 6.25% due
                                                                       12/01/2032..................................         128,038
                                 BBB+       Baa1          720,000    Prologis Trust, 7% due 10/01/2003.............         730,683
                                 A-         A3            100,000    Prudential Financial Inc., 3.75% due
                                                                       5/01/2008...................................         102,980
                                 A-         A2            175,000    Travelers Property Casualty, 6.375% due
                                                                       3/15/2033...................................         191,266
                                                                                                                       ------------
                                                                                                                          2,736,546
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                     BBB-       Ba1           350,000    American Greetings, 6.10% due 8/01/2028.......         357,000
CONSUMER--0.5%                   A          A2             95,000    Brown-Forman Corporation, 3% due 3/15/2008....          95,370
                                 BBB+       Baa2          200,000    Coors Brewing Company, 6.375% due 5/15/2012...         229,520
                                                                                                                       ------------
                                                                                                                            681,890
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--ENERGY--2.3%         BBB+       Baa1          250,000    AGL Capital Corporation, 4.45% due 4/15/2013..         250,377
                                 BBB+       Baa1           95,000    Anadarko Finance Company, 7.50% due
                                                                       5/01/2031...................................         119,338
                                 BBB+       Baa1          100,000    Anadarko Petroleum Corporation, 5.375% due
                                                                       3/01/2007...................................         109,426

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
INDUSTRIES+                     RATINGS    RATINGS      AMOUNT                  CORPORATE BONDS & NOTES                   VALUE
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--ENERGY                                                   CNOOC Finance 2003 Limited(b):
(CONCLUDED)                      BBB        Baa1      $    95,000      4.125% due 5/21/2013........................    $     93,895
                                 BBB        Baa1          160,000      5.50% due 5/21/2033.........................         156,094
                                 A          A2            240,000    Colonial Pipeline, 7.63% due 4/15/2032(b).....         313,434
                                 BBB        Baa2          320,000    Enterprise Products Operations, 6.875% due
                                                                       3/01/2033(b)................................         362,429
                                 A-         A3            250,000    Kern River Funding Corporation, 4.893% due
                                                                       4/30/2018(b)................................         257,225
                                                                     Kinder Morgan Energy:
                                 BBB+       Baa1          150,000      5.35% due 8/15/2007.........................         163,489
                                 BBB+       Baa1           60,000      6.75% due 3/15/2011.........................          69,770
                                 A-         A3             90,000    MidAmerican Energy Company, 5.125% due
                                                                       1/15/2013...................................          95,539
                                 BBB-       Baa3          190,000    MidAmerican Energy Holdings, 5.875% due
                                                                       10/01/2012..................................         208,377
                                 NR*        A1            280,000    Motiva Enterprises LLC, 5.20% due
                                                                       9/15/2012(b)................................         296,206
                                 BBB        Baa2          140,000    TGT Pipeline LLC, 5.20% due 6/01/2018(b)......         139,561
                                 BBB+       Baa1          265,000    Texas Gas Transmission, 4.60% due
                                                                       6/01/2015(b)................................         264,266
                                 BBB        Baa3          460,000    Ultramar Diamond Shamrock, 6.75% due
                                                                       10/15/2037..................................         486,400
                                                                                                                       ------------
                                                                                                                          3,385,826
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--                     BB+        Ba1            45,000    Abitibi Consolidated Inc., 8.55% due
                                                                       8/01/2010...................................          50,407
MANUFACTURING--4.4%              A-         A2            225,000    Alcoa Inc., 1.538% due 12/06/2004(a)..........         225,535
                                 A          A3            100,000    Boeing Capital Corporation, 7.10% due
                                                                       9/27/2005...................................         110,301
                                 BBB        Baa2          480,000    Champion International Corp., 6.65% due
                                                                       12/15/2037..................................         549,157
                                 A-         A3            225,000    Cooper Industries Inc., 5.50% due 11/01/2009..         249,993
                                                                     Daimler-Chrysler NA Holdings:
                                 BBB+       A3            900,000      6.90% due 9/01/2004.........................         943,362
                                 BBB+       A3            200,000      6.40% due 5/15/2006.........................         218,407
                                 BBB+       A3            305,000      7.75% due 1/18/2011.........................         354,723
                                 BBB-       Baa3           45,000    Domtar Inc., 7.875% due 10/15/2011............          54,947
                                 A          A2             60,000    Emerson Electric Company, 6% due 8/15/2032....          66,002
                                 BBB        Baa1          195,000    Ford Motor Company, 7.45% due 7/16/2031.......         178,633
                                 AAA        Aaa         1,025,000    General Electric Company, 5% due 2/01/2013....       1,082,663
                                 BBB        Baa1          245,000    General Motors Corporation, 7.20% due
                                                                       1/15/2011...................................         246,942
                                 BBB+       Baa1          165,000    Hanson Australia Funding, 5.25% due
                                                                       3/15/2013...................................         169,020
                                 BBB        Baa2          230,000    Harris Corporation, 6.35% due 2/01/2028.......         248,747
                                 A-         A3            130,000    Hewlett-Packard Company, 3.625% due
                                                                       3/15/2008...................................         133,418
                                 BBB        Baa2           60,000    Lockheed Martin Corporation, 8.50% due
                                                                       12/01/2029..................................          81,552
                                 BBB-       Ba1            85,000    Methanex Corporation, 8.75% due 8/15/2012.....          95,200
                                                                     Newell Rubbermaid Inc.:
                                 BBB+       Baa1           50,000      4.625% due 12/15/2009.......................          52,980
                                 BBB+       NR*           140,000      4% due 5/01/2010............................         142,655
                                                                     Raytheon Company:
                                 BBB-       Baa3          375,000      8.30% due 3/01/2010.........................         460,697
                                 BBB-       Baa3          200,000      6.75% due 3/15/2018.........................         230,484
                                 BBB-       Baa3          155,000    Rock-Tenn Company, 5.625% due 3/15/2013.......         161,392
                                                                     Sealed Air Corporation:
                                 BBB        Baa3          165,000      5.375% due 4/15/2008........................         173,166
                                 BBB        Baa3          230,000      6.95% due 5/15/2009(b)......................         254,062
                                                                                                                       ------------
                                                                                                                          6,534,445
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
INDUSTRIES+                     RATINGS    RATINGS      AMOUNT                  CORPORATE BONDS & NOTES                   VALUE
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--OTHER--1.4%          A+         A1        $    90,000    Archer-Daniels-Midland, 5.935% due
                                                                       10/01/2032..................................    $     96,063
                                 BBB        Baa3          125,000    Developers Divers Realty, 6.625% due
                                                                       1/15/2008...................................         135,653
                                 BBB+       Baa1          365,000    Duke Realty Corporation, 5.25% due 1/15/2010..         389,602
                                 A+         A1            240,000    First Data Corporation, 6.75% due 7/15/2005...         264,464
                                 BBB+       Baa2           55,000    Health Care Properties Inc., 7.48% due
                                                                       4/05/2004...................................          57,007
                                                                     Health Care Properties Investors Inc.:
                                 BBB+       Baa2          135,000      6.50% due 2/15/2006.........................         143,912
                                 BBB+       Baa2          245,000      6.45% due 6/25/2012.........................         266,577
                                 BBB-       Baa3          135,000    Highwoods Realty LP, 8% due 12/01/2003........         138,495
                                 BBB        Baa2          160,000    Martin Marietta Corp., 7.375% due 4/15/2013...         193,808
                                 BBB-       Baa3          165,000    Nationwide Health Properties, 6.59% due
                                                                       7/07/2038...................................         167,193
                                 BBB+       Baa2           70,000    Placer Dome Inc., 6.375% due 3/01/2033(b).....          73,440
                                 BBB        Baa2          200,000    Shurgard Storage Centers, 5.875% due
                                                                       3/15/2013...................................         214,353
                                                                                                                       ------------
                                                                                                                          2,140,567
-----------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--SERVICES--4.5%       BBB+       Baa1          745,000    AOL Time Warner Inc., 6.875% due 5/01/2012....         850,504
                                                                     Aramark Services Inc.:
                                 BBB-       Baa3          245,000      6.75% due 8/01/2004.........................         257,065
                                 BBB-       Baa3          205,000      6.375% due 2/15/2008........................         225,328
                                                                     Cendant Corporation:
                                 BBB        Baa1          235,000      6.875% due 8/15/2006........................         262,859
                                 BBB        Baa1          110,000      6.25% due 1/15/2008.........................         121,727
                                 BB+        Ba2           470,000    Circus Circus Enterprises, Inc., 6.70% due
                                                                       11/15/2096..................................         474,700
                                                                     Comcast Corporation:
                                 BBB        Baa3          240,000      5.85% due 1/15/2010.........................         264,072
                                 BBB        Baa3          170,000      7.05% due 3/15/2033.........................         188,810
                                 BBB-       Ba1           275,000    HCA Inc., 6.30% due 10/01/2012................         281,148
                                 BBB        Ba1           360,000    Lenfest Communications, Inc., 10.50% due
                                                                       6/15/2006...................................         427,030
                                                                     Liberty Media Corporation:
                                 BBB-       Baa3          580,000      7.875% due 7/15/2009........................         679,440
                                 BBB-       Baa3          350,000      5.70% due 5/15/2013.........................         355,782
                                 BBB+       Baa1           60,000    Limited Brands Inc., 6.125% due 12/01/2012....          66,295
                                 BBB        Ba1           115,000    Manor Care Inc., 6.25% due 5/01/2013(b).......         119,025
                                 BBB-       Baa3          320,000    News America Holdings, 9.25% due 2/01/2013....         427,316
                                                                     News America Inc.:
                                 BBB-       Baa3           90,000      6.55% due 3/15/2033.........................          95,733
                                 BBB-       Baa3          120,000      6.75% due 1/09/2038.........................         133,315
                                 BBB+       Baa1          200,000    PHH Corporation, 6% due 3/01/2008.............         215,039
                                 BBB-       Ba2           290,000    Rogers Cable Inc., 6.25% due 6/15/2013(b).....         289,275
                                 A-         A3            320,000    Science Applications International, 5.50% due
                                                                       7/01/2033...................................         300,799
                                 BBB        Baa3           60,000    SuperValu Inc., 7.50% due 5/15/2012...........          68,411
                                 BBB-       Baa3          175,000    USA Interactive, 7% due 1/15/2013.............         201,566
                                                                     Waste Management Inc.:
                                 BBB        Baa3          155,000      7.375% due 8/01/2010........................         185,989
                                 BBB        Baa3          160,000      6.375% due 11/15/2012.......................         181,927
                                                                                                                       ------------
                                                                                                                          6,673,155
-----------------------------------------------------------------------------------------------------------------------------------
SUPRANATIONAL--0.2%              A          A2            220,000    Corporacion Andina de Fomento, 6.875% due
                                                                       3/15/2012...................................         250,457
-----------------------------------------------------------------------------------------------------------------------------------
TRANSPORT SERVICES--0.8%         AAA        Aaa           155,000    American Airlines, 3.857% due 7/09/2010.......         155,000
                                 AAA        Aaa           140,000    Continental Airlines, 6.563% due 2/15/2012....         153,242
                                 BBB        Baa1          415,000    Norfolk Southern Corporation, 7.25% due
                                                                       2/15/2031...................................         495,608

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
INDUSTRIES+                     RATINGS    RATINGS      AMOUNT                  CORPORATE BONDS & NOTES                   VALUE
-----------------------------------------------------------------------------------------------------------------------------------
TRANSPORT SERVICES                                                   Southwest Airlines Co.:
(CONCLUDED)                      A          Baa1      $    30,000      8% due 3/01/2005............................    $     32,602
                                 A          Baa1          190,000      7.875% due 9/01/2007........................         221,996
                                 A          A1             75,000    Union Pacific Corporation, 4.698% due
                                                                       1/02/2024...................................          76,328
                                                                                                                       ------------
                                                                                                                          1,134,776
-----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--                      BBB        Baa2          342,000    AT&T Wireless Services Inc., 8.75% due
                                                                       3/01/2031...................................         422,734
COMMUNICATIONS--2.2%             A          A2             75,000    Alltel Corporation, 7% due 7/01/2012..........          91,035
                                 BBB+       Baa2          120,000    CenturyTel Inc., 7.875% due 8/15/2012.........         151,444
                                 BBB-       Baa3          165,000    Clear Channel Communications, 7.875% due
                                                                       6/15/2005...................................         181,587
                                 A+         A3            270,000    GTE Corporation, 6.84% due 4/15/2018..........         318,956
                                                                     Sprint Capital Corporation:
                                 BBB-       Baa3          545,000      8.375% due 3/15/2012........................         652,538
                                 BBB-       Baa3          240,000      6.90% due 5/01/2019.........................         251,388
                                 BBB-       Baa3           30,000      8.75% due 3/15/2032.........................          35,911
                                 BBB        Baa3          235,000    Tele-Communications Inc., 9.80% due
                                                                       2/01/2012...................................         311,300
                                 B-         Ba3           234,000    US West Communications, 7.20% due
                                                                       11/01/2004..................................         239,850
                                 BB+        Baa3          240,000    Univision Communication Inc., 7.85% due
                                                                       7/15/2011...................................         285,667
                                 A+         A2            220,000    Verizon New York Inc., 6.875% due 4/01/2012...         258,976
                                                                                                                       ------------
                                                                                                                          3,201,386
-----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--ELECTRIC--3.0%        NR*        Baa2          270,000    AEP Texas Central Company, 6.65% due
                                                                       2/15/2033(b)................................         295,493
                                 BBB+       A3            125,000    Alabama Power Capital Trust, 5.50% due
                                                                       10/01/2042(a)...............................         131,050
                                 BBB        Baa3          225,000    American Electric Power, 6.125% due
                                                                       5/15/2006...................................         246,634
                                 BBB        Baa2          170,000    Appalachian Power Company, 3.60% due
                                                                       5/15/2008...................................         172,097
                                 BBB        Ba1           130,000    Centerpoint Energy, 7.875% due 4/01/2013(b)...         149,532
                                 BBB        Baa1          240,000    Cincinnati Gas & Electric Company, 5.70% due
                                                                       9/15/2012...................................         263,679
                                 BBB        A3            225,000    Columbus Southern Power, 6.60% due
                                                                       3/01/2033(b)................................         249,738
                                                                     Commonwealth Edison Company:
                                 BBB+       Baa1          200,000      6.95% due 7/15/2018.........................         243,643
                                 A-         A3            155,000      5.875% due 2/01/2033........................         164,097
                                                                     Consolidated Edison Company of New York:
                                 NR*        A1            205,000      4.875% due 2/01/2013........................         216,144
                                 A          A1            130,000      5.10% due 6/15/2033.........................         123,682
                                                                     Consumers Energy(b):
                                 BBB-       Baa3          100,000      4.25% due 4/15/2008.........................         103,408
                                 BBB-       Baa3          140,000      4% due 5/15/2010............................         139,550
                                                                     Dominion Resources Inc.:
                                 BBB+       Baa1          200,000      7.625% due 7/15/2005........................         222,449
                                 BBB+       Baa1           70,000      8.125% due 6/15/2010........................          86,744
                                 BBB+       Baa1          100,000      6.75% due 12/15/2032........................         111,848
                                 A-         A3            120,000    Duke Energy Corporation, 4.50% due
                                                                       4/01/2010...................................         125,467
                                 BBB+       Baa2          160,000    Entergy Mississippi Inc., 5.15% due
                                                                       2/01/2013...................................         165,098
                                 BBB-       Baa2           90,000    FirstEnergy Corp., 6.45% due 11/15/2011.......          98,762

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P      MOODY'S       FACE
INDUSTRIES+                     RATINGS    RATINGS      AMOUNT                  CORPORATE BONDS & NOTES                   VALUE
-----------------------------------------------------------------------------------------------------------------------------------
UTILITIES--ELECTRIC                                                  Florida Power & Light:
(CONCLUDED)                      A          Aa3       $    75,000      4.85% due 2/01/2013.........................    $     79,272
                                 A          Aa3           120,000      5.85% due 2/01/2033.........................         128,558
                                 BBB        Baa2          150,000    New York State Electric & Gas, 5.75% due
                                                                       5/01/2023...................................         152,333
                                 BBB        A3            190,000    Ohio Power Company, 6.60% due 2/15/2033(b)....         212,060
                                 BBB        Baa1          225,000    PSE&G Power, 6.95% due 6/01/2012..............         258,320
                                 BBB        Baa1          160,000    Pepco Holdings Inc., 4% due 5/15/2010.........         159,927
                                 BBB+       Baa1          210,000    Southern Power Company, 6.25% due 7/15/2012...         237,695
                                                                                                                       ------------
                                                                                                                          4,537,280
-----------------------------------------------------------------------------------------------------------------------------------
YANKEE CORPORATES--2.4%          A-         A2            100,000    BSCH Issuances Ltd., 7.625% due 9/14/2010.....         123,985
                                 A-         Baa3          155,000    Brascan Corporation, 5.75% due 3/01/2010......         164,979
                                 A-         Baa1          305,000    British Telecom PLC, 8.375% due 12/15/2010....         385,727
                                 A-         A2            250,000    Codelco Inc., 6.375% due 11/30/2012(b)........         275,338
                                                                     Deutsche Telekom International Finance:
                                 BBB+       Baa3          210,000      8.50% due 6/15/2010.........................         257,960
                                 BBB+       Baa3          190,000      8.75% due 6/15/2030.........................         242,077
                                                                     France Telecom:
                                 BBB        Baa3          465,000      9.25% due 3/01/2011.........................         585,233
                                 BBB        Baa3          155,000      10% due 3/01/2031...........................         214,479
                                 A-         Baa2          445,000    Inversiones CMPC SA, 4.875% due
                                                                       6/18/2013(b)................................         439,638
                                 BBB+       Baa1          220,000    Koninklijke (KPN) NV, 8% due 10/01/2010.......         272,352
                                 A          A2            200,000    Norsk Hydro A/S, 6.36% due 1/15/2009..........         230,304
                                                                     Pemex Project Funding Master Trust:
                                 BBB-       Baa1          165,000      9.125% due 10/13/2010.......................         199,650
                                 BBB-       Baa1          225,000      7.375% due 12/15/2014.......................         246,375
                                                                                                                       ------------
                                                                                                                          3,638,097
-----------------------------------------------------------------------------------------------------------------------------------
YANKEE SOVEREIGNS--1.2%          A-         A3            225,000    Korea Development Bank, 4.25% due
                                                                       11/13/2007..................................         232,314
                                 A-         Baa1          170,000    Republic of Chile, 5.50% due 1/15/2013........         179,860
                                 AA         Aa2           650,000    Republic of Italy, 6% due 9/27/2003...........         657,175
                                                                     United Mexican States:
                                 BBB-       Baa2          405,000      9.875% due 2/01/2010........................         519,412
                                 BBB-       Baa2          220,000      6.375% due 1/16/2013........................         233,200
                                                                                                                       ------------
                                                                                                                          1,821,961
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL CORPORATE BONDS & NOTES
                                                                     (COST $49,785,365)--35.6%                           52,961,202
-----------------------------------------------------------------------------------------------------------------------------------
                                                         FACE
                                                        AMOUNT                   SHORT-TERM INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**--10.1%                               5,000,000    CXC LLC, 1.32% due 7/01/2003..................    $  4,999,817
                                                        6,844,000    General Electric Capital Corp., 1.35% due
                                                                       7/01/2003...................................       6,843,743
                                                        3,100,000    SwedBank Inc., 1.06% due 7/07/2003............       3,099,361
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL SHORT-TERM INVESTMENTS
                                                                     (COST $14,942,921)--10.1%                           14,942,921
-----------------------------------------------------------------------------------------------------------------------------------
                                                       NUMBER OF
                                                       CONTRACTS                   OPTIONS PURCHASED
-----------------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED--0.0%                                   26    Eurodollar, expiring December 2003 at USD
                                                                       97.75, Broker Greenwich Capital Markets.....          32,500
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL OPTIONS PURCHASED (PREMIUMS
                                                                     PAID--$16,367)--0.0%                                    32,500
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL INVESTMENTS
                                                                     (COST $164,571,585)--114.1%                        169,545,547
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                       NUMBER OF
                                                       CONTRACTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    OPTIONS WRITTEN
-----------------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN--0.0%                                     26    Eurodollar, expiring December 2003 at USD
                                                                       98.5, Broker Greenwich Capital Markets......          (6,500)
-----------------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS WRITTEN--0.0%                                      26    Eurodollar, expiring December 2003 at US $98,
                                                                       Broker Greenwich Capital Markets............         (18,525)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL OPTIONS WRITTEN (PREMIUMS
                                                                     RECEIVED--$21,533)--0.0%                               (25,025)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN
                                                                     (COST $164,550,052)--114.1%...................     169,520,522
                                                                     VARIATION MARGIN ON FINANCIAL FUTURES
                                                                     CONTRACTS***--0.0%............................          45,239
                                                                     UNREALIZED APPRECIATION ON SWAPS****--0.1%....         165,108
                                                                     LIABILITIES IN EXCESS OF OTHER
                                                                     ASSETS--(14.2%)...............................     (21,085,271)
                                                                                                                       ------------
                                                                     NET ASSETS--100.0%............................    $148,645,598
                                                                                                                       ============
-----------------------------------------------------------------------------------------------------------------------------------

+ For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

++ Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

* Not Rated.

** Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.

*** Financial futures contracts purchased as of June 30, 2003 were as follows:

------------------------------------------------------------------------------------------
NUMBER OF                                                                       UNREALIZED
CONTRACTS                  ISSUE                 EXPIRATION DATE   FACE VALUE     GAINS
------------------------------------------------------------------------------------------
 26         Eurodollar Futures                    December 2004    $6,370,117    $3,783
------------------------------------------------------------------------------------------
TOTAL UNREALIZED GAINS--NET                                                      $3,783
                                                                                  ======
------------------------------------------------------------------------------------------

Financial futures contracts sold as of June 30, 2003 were as follows:

------------------------------------------------------------------------------------------
NUMBER OF                                                                       UNREALIZED
CONTRACTS                  ISSUE                 EXPIRATION DATE   FACE VALUE     GAINS
------------------------------------------------------------------------------------------
 62         Ten-Year U.S. Treasury Note Futures  September 2003    $7,342,932    $61,807
------------------------------------------------------------------------------------------
TOTAL UNREALIZED GAINS--NET                                                      $61,807
                                                                                 =======
------------------------------------------------------------------------------------------

**** Swap contracts entered into as of June 30, 2003 were as follows:
--------------------------------------------------------------------------------

                                                               NOTIONAL    UNREALIZED APPRECIATION
                                                                AMOUNT         (DEPRECIATION)
--------------------------------------------------------------------------------------------------
Receive a price return equal to JP Morgan U.S. Agency
Mortgage Index Total Return and pay floating rate based on
1-month USD LIBOR, minus .22%
Broker, JP Morgan Chase Bank
Expires January 2004                                           1,400,000          $  3,982
Receive a price return equal to JP Morgan U.S. Agency
Mortgage Index Total Return and pay floating rate based on
1-month USD LIBOR, minus .25%
Broker, JP Morgan Chase Bank
Expires January 2004                                           1,350,000             3,839
Receive a price return equal to Lehman Brothers High Yield
Index Total Return and pay floating rate based on 1-month
USD LIBOR, plus .15%
Broker, Credit Suisse First Boston International
Expires March 2004                                             1,400,000            51,426

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUNDS, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                               NOTIONAL    UNREALIZED APPRECIATION
                                                                AMOUNT         (DEPRECIATION)
--------------------------------------------------------------------------------------------------
Receive a price return equal to Lehman Brothers CMBS
Investment Grade Index Total Return and pay floating rate
based on 1-month USD LIBOR, minus .40%
Broker, Deutsche Bank AG, London
Expires October 2003                                           4,650,000          $131,084
Receive a price return equal to JP Morgan U.S. Agency
Mortgage Index Total Return and pay floating rate based on
1-month USD LIBOR, minus .30%
Broker, JP Morgan Chase Bank
Expires April 2004                                             1,500,000             4,266
JP Morgan HYDIS 100 Index
Broker, JP Morgan Chase Bank
Expires June 2008                                              1,500,000            (7,500)
Receive a price return equal to Lehman Brothers High Yield
Index Total Return and pay floating rate based on 1-month
USD LIBOR, plus .10%
Broker, Credit Suisse First Boston International
Expires December 2003                                            450,000            12,935
Receive a price return equal to JP Morgan U.S. Agency
Mortgage Index Total Return and pay floating rate based on
1-month USD LIBOR, minus .30%
Broker, JP Morgan Chase Bank
Expires November 2003                                          1,500,000             2,745
Receive a price return equal to U.S. Treasury Index Total
Return and pay floating rate based on 1-month USD LIBOR,
minus .20%
Broker, Lehman Brothers Special Finance
Expires December 2003                                          6,800,000           (41,650)
Receive a price return equal to Lehman Brothers CMBS
Investment Grade Index Total Return and pay floating rate
based on 1-month USD LIBOR, minus .40%
Broker, Deutsche Bank AG, London
Expires September 2003                                         2,200,000            (4,642)
Receive a price return equal to Lehman Brothers High Yield
Index Total Return and pay floating rate based on 1-month
USD LIBOR, plus .10%
Broker, Lehman Brothers Special Finance
Expires December 2003                                            300,000             8,623
Bought credit default protection on Tyson Foods and paid
1.36%
Broker, Morgan Stanley Capital Services, Inc.
Expires September 2008                                          (430,000)               --
Bought credit default protection on Weyerhauser and paid
..73%
Broker, Morgan Stanley Capital Services, Inc.
Expires September 2008                                          (430,000)               --
Sold credit default protection on Sprint and received 1.5%
Broker, Morgan Stanley Capital Services, Inc.
Expires September 2008                                           430,000                --
Sold credit default protection on Comcast Cable and received
1.15%
Broker, Morgan Stanley Capital Services, Inc.
Expires September 2008                                           430,000                --
                                                              ----------          --------
                                                              23,050,000          $165,108
                                                              ==========          ========
--------------------------------------------------------------------------------------------------

(a) Floating rate note.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Core Bond Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Concluded)        (in U.S. dollars)
--------------------------------------------------------------------------------

(c) Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was approximately $2,050,000, representing 1.4% of net assets.

----------------------------------------------------------------------------------------------------------------------------
ISSUE                                                                ACQUISITION DATE             COST              VALUE
----------------------------------------------------------------------------------------------------------------------------
First Bankcard Master Credit Card Trust, 2001-1A, C, 2.33%                4/7/2003             $  448,945         $  450,314
due 11/15/2006
Wachovia Bank Commercial Mortgage Trust, 2003-WHL2, A3,                  6/13/2003              1,600,000          1,600,000
1.348% due 6/15/2013
----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                          $2,048,945         $2,050,314
                                                                                               ==========         ==========
----------------------------------------------------------------------------------------------------------------------------

(d) Represents a "to-be-announced" (TBA) transaction. The Portfolio has committed to selling securities for which all specific information is not available at this time.

(e) All or a portion of security held as collateral in connection with open financial futures contracts.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Fundamental Growth Strategy Portfolio
Schedule of Investments as of June 30, 2003                    (in U.S. dollars)
--------------------------------------------------------------------------------

                                      SHARES                                                                              PERCENT OF
INDUSTRIES++                           HELD                                STOCKS                            VALUE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE                      52,500        General Dynamics Corporation...................    $  3,806,250        1.4%
------------------------------------------------------------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS                  87,600        United Parcel Service, Inc. (Class B)..........       5,580,120        2.1
------------------------------------------------------------------------------------------------------------------------------------
BEVERAGES                                51,300        Anheuser-Busch Companies, Inc. ................       2,618,865        1.0
                                        206,400        The Coca-Cola Company..........................       9,579,024        3.5
                                        159,900        Coca-Cola Enterprises Inc. ....................       2,902,185        1.1
                                                                                                          ------------      -----
                                                                                                            15,100,074        5.6
------------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                            89,000        +Amgen Inc. ...................................       5,913,160        2.2
                                         67,100        +Gilead Sciences, Inc. ........................       3,729,418        1.4
                                                                                                          ------------      -----
                                                                                                             9,642,578        3.6
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS                         123,900        Northern Trust Corporation.....................       5,177,781        1.9
                                         68,700        State Street Corporation.......................       2,706,780        1.0
                                        111,800        T. Rowe Price Group Inc. ......................       4,220,450        1.6
                                                                                                          ------------      -----
                                                                                                            12,105,011        4.5
------------------------------------------------------------------------------------------------------------------------------------
CHEMICALS                               148,000        Ecolab Inc. ...................................       3,788,800        1.4
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &                    52,300        +Apollo Group, Inc. (Class A)..................       3,230,048        1.2
SUPPLIES
------------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT                421,400        +Cisco Systems, Inc. ..........................       7,033,166        2.6
------------------------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS                  37,900        +Lexmark International Group, Inc. ............       2,682,183        1.0
------------------------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING                   49,000        Ball Corporation...............................       2,229,990        0.8
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL                   128,000        Citigroup Inc. ................................       5,478,400        2.0
SERVICES
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                             194,700        Verizon Communications.........................       7,680,915        2.8
TELECOMMUNICATION SERVICES
------------------------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICE               70,700        +BJ Services Company...........................       2,641,352        1.0
                                         91,600        Baker Hughes Incorporated......................       3,075,012        1.1
                                                                                                          ------------      -----
                                                                                                             5,716,364        2.1
------------------------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING                110,000        SUPERVALU Inc..................................       2,345,200        0.9
                                         97,500        SYSCO Corporation..............................       2,928,900        1.1
                                                                                                          ------------      -----
                                                                                                             5,274,100        2.0
------------------------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS                           160,700        Archer-Daniels-Midland Company.................       2,068,209        0.8
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &                  84,600        Alcon, Inc. ...................................       3,866,220        1.4
SUPPLIES

                                         75,400        +Boston Scientific Corporation.................       4,606,940        1.7
                                          4,400        DENTSPLY International Inc. ...................         179,960        0.1
                                        122,400        Medtronic, Inc. ...............................       5,871,528        2.2
                                         38,300        Stryker Corporation............................       2,656,871        1.0
                                         52,900        +Varian Medical Systems, Inc. .................       3,045,453        1.1
                                                                                                          ------------      -----
                                                                                                            20,226,972        7.5
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &                  37,800        +Anthem, Inc. .................................       2,916,270        1.1
SERVICES
                                         69,000        UnitedHealth Group Incorporated................       3,467,250        1.3
                                         39,700        +WellPoint Health Networks Inc. ...............       3,346,710        1.2
                                                                                                          ------------      -----
                                                                                                             9,730,230        3.6
------------------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &                    51,100        +Brinker International, Inc. ..................       1,840,622        0.7
LEISURE
                                         37,500        International Game Technology..................       3,837,375        1.4
                                        114,600        +Starbucks Corporation.........................       2,809,992        1.0
                                        180,300        +YUM! Brands, Inc. ............................       5,329,668        2.0
                                                                                                          ------------      -----
                                                                                                            13,817,657        5.1
------------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS                       59,600        Colgate-Palmolive Company......................       3,453,820        1.3
                                         83,100        The Procter & Gamble Company...................       7,410,858        2.7
                                                                                                          ------------      -----
                                                                                                            10,864,678        4.0
------------------------------------------------------------------------------------------------------------------------------------
IT SERVICES                              63,600        +Affiliated Computer Services, Inc. (Class
                                                       A).............................................       2,908,428        1.1
                                         71,300        First Data Corporation.........................       2,954,672        1.1
                                         34,600        +Hewitt Associates, Inc. (Class A).............         814,830        0.3
                                                                                                          ------------      -----
                                                                                                             6,677,930        2.5
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Fundamental Growth Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                      SHARES                                                                              PERCENT OF
INDUSTRIES++                           HELD                                STOCKS                            VALUE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES                 63,800        3M Co. ........................................    $  8,228,924        3.0%
                                        460,300        General Electric Company.......................      13,201,404        4.9
                                                                                                          ------------      -----
                                                                                                            21,430,328        7.9
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE                                13,200        Everest Re Group, Ltd. ........................       1,009,800        0.4
------------------------------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL                39,200        +eBay Inc. ....................................       4,083,856        1.5
------------------------------------------------------------------------------------------------------------------------------------
MACHINERY                                44,800        ITT Industries, Inc. ..........................       2,932,608        1.1
------------------------------------------------------------------------------------------------------------------------------------
MEDIA                                    74,200        +Clear Channel Communications, Inc. ...........       3,145,338        1.2
                                        109,100        +Fox Entertainment Group, Inc. (Class A).......       3,139,898        1.1
                                         14,600        +InterActiveCorp...............................         577,722        0.2
                                        183,800        Rogers Communications, Inc. 'B'................       2,928,625        1.1
                                                                                                          ------------      -----
                                                                                                             9,791,583        3.6
------------------------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS                        1,800        +Zebra Technologies Corporation (Class A)......         135,342        0.0
------------------------------------------------------------------------------------------------------------------------------------
OIL & GAS                                51,600        Devon Energy Corporation.......................       2,755,440        1.0
------------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                          46,800        +Forest Laboratories, Inc. ....................       2,562,300        0.9
------------------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &                        170,200        +Altera Corporation............................       2,791,280        1.0
SEMICONDUCTOR EQUIPMENT

                                        136,600        +ASM Holding NV (NY Registered Shares).........       1,306,196        0.5
                                        587,200        Intel Corporation..............................      12,204,365        4.5
                                        114,200        +Xilinx, Inc. .................................       2,890,402        1.1
                                                                                                          ------------      -----
                                                                                                            19,192,243        7.1
------------------------------------------------------------------------------------------------------------------------------------
SOFTWARE                                124,300        +Citrix Systems, Inc. .........................       2,530,748        0.9
                                         54,500        +Electronic Arts Inc. .........................       4,032,455        1.5
                                         70,200        +Mercury Interactive Corporation...............       2,710,422        1.0
                                         59,500        +Symantec Corporation..........................       2,609,670        1.0
                                                                                                          ------------      -----
                                                                                                            11,883,295        4.4
------------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL                         41,400        +AutoZone, Inc. ...............................       3,145,158        1.2
                                         84,800        +Bed, Bath & Beyond Inc. ......................       3,291,088        1.2
                                         43,500        +Krispy Kreme Doughnuts, Inc. .................       1,791,330        0.7
                                        142,200        Lowe's Companies, Inc. ........................       6,107,490        2.2
                                        180,700        PETsMART, Inc. ................................       3,012,269        1.1
                                         66,500        Ross Stores, Inc. .............................       2,842,210        1.0
                                        156,300        The TJX Companies, Inc. .......................       2,944,692        1.1
                                        121,200        Tiffany & Co. .................................       3,960,816        1.5
                                                                                                          ------------      -----
                                                                                                            27,095,053       10.0
------------------------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY               79,400        +Coach, Inc....................................       3,949,356        1.5
GOODS
                                         45,000        Nike, Inc. (Class B)...........................       2,407,050        0.9
                                                                                                          ------------      -----
                                                                                                             6,356,406        2.4
------------------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL COMMON STOCKS (COST--$262,915,197)            261,961,929       96.9
------------------------------------------------------------------------------------------------------------------------------------
                                    BENEFICIAL
                                     INTEREST/
                                    SHARES HELD                     SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
                                    $ 8,419,032        Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                       Series II(a)...................................       8,419,032        3.1
                                    $13,452,001        Merrill Lynch Liquidity Series, LLC Money
                                                       Market Series(a)(b)............................      13,452,001        5.0
                                      8,967,999        Merrill Lynch Premier Institutional
                                                       Fund(a)(b).....................................       8,967,999        3.3
------------------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL SHORT-TERM SECURITIES
                                                       (COST--$30,839,032)............................      30,839,032       11.4
------------------------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS (COST--$293,754,229).........     292,800,961      108.3
                                                       LIABILITIES IN EXCESS OF OTHER ASSETS..........     (22,446,747)      (8.3)
                                                                                                          ------------      -----
                                                       NET ASSETS.....................................    $270,354,214      100.0%
                                                                                                          ============      =====
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Fundamental Growth Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Concluded)        (in U.S. dollars)
--------------------------------------------------------------------------------

(a) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

----------------------------------------------------------------------------------------------
                                                                  NET        DIVIDEND/INTEREST
AFFILIATE                                                       ACTIVITY          INCOME
----------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II....  $ (1,628,058)       $62,950
Merrill Lynch Liquidity Series, LLC Money Market............  $(24,868,113)       $ 8,059
Series Merrill Lynch Premier Institutional Fund.............   (25,013,988)       $ 5,709
----------------------------------------------------------------------------------------------

(b) Security was purchased with the cash proceeds from securities loans.
+ Non-income producing security.
++ For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2003                    (in U.S. dollars)
--------------------------------------------------------------------------------

                                               SHARES                                                                PERCENT OF
COUNTRY                 INDUSTRIES++            HELD                    COMMON STOCKS                   VALUE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA          COMMERCIAL BANKS               11,200    Westpac Banking Corporation Limited..   $      122,058       0.1%
                   ------------------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS
                                                 106,200    +Burns, Philp & Company Limited......           53,417       0.0
                   ------------------------------------------------------------------------------------------------------------
                   METALS & MINING
                                                 137,400    BHP Billiton Limited.................          796,153       0.5
                                                  53,800    BHP Steel Limited....................          134,221       0.1
                                                  23,600    Rio Tinto Limited....................          462,317       0.3
                                                 152,300    +WMC Resources Limited...............          358,511       0.2
                                                                                                    --------------     -----
                                                                                                         1,751,202       1.1
                   ------------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                  19,800    Woodside Petroleum Limited...........          164,392       0.1
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN AUSTRALIA             2,091,069       1.3
-------------------------------------------------------------------------------------------------------------------------------
BELGIUM            DIVERSIFIED FINANCIAL           4,424    Fortis...............................           76,814       0.1
                   SERVICES
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN BELGIUM                  76,814       0.1
-------------------------------------------------------------------------------------------------------------------------------
BERMUDA            INSURANCE                      19,800    ACE Limited..........................          678,942       0.4
                                                   3,100    XL Capital Ltd. (Class A)............          257,300       0.2
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN BERMUDA                 936,242       0.6
-------------------------------------------------------------------------------------------------------------------------------
BRAZIL             METALS & MINING                 1,000    Companhia Vale do Rio Doce
                                                              (ADR)(a)...........................           29,660       0.0
                                                   4,500    Companhia Vale do Rio Doce (Sponsored
                                                              ADR)(a)............................          124,875       0.1
                                                                                                    --------------     -----
                                                                                                           154,535       0.1
                   ------------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                  14,000    Petroleo Brasileiro SA--Petrobras
                                                              (ADR)(a)...........................          276,640       0.2
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN BRAZIL                  431,175       0.3
-------------------------------------------------------------------------------------------------------------------------------
CANADA             COMMUNICATIONS                 38,029    +Nortel Networks Corporation.........          102,678       0.1
                   EQUIPMENT
                   ------------------------------------------------------------------------------------------------------------
                   METALS & MINING
                                                  31,000    +Inco Limited........................          655,340       0.4
                                                  49,500    Placer Dome Inc. ....................          607,365       0.4
                                                                                                    --------------     -----
                                                                                                         1,262,705       0.8
                   ------------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS
                                                   5,000    +Biovail Corporation.................          235,300       0.1
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN CANADA                1,600,683       1.0
-------------------------------------------------------------------------------------------------------------------------------
DENMARK            COMMERCIAL SERVICES &           6,763    ISS A/S..............................          241,457       0.2
                   SUPPLIES
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN DENMARK                 241,457       0.2
-------------------------------------------------------------------------------------------------------------------------------
FINLAND            COMMUNICATIONS                 19,860    Nokia Oyj (Series A).................          327,041       0.2
                   EQUIPMENT
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN FINLAND                 327,041       0.2
-------------------------------------------------------------------------------------------------------------------------------
FRANCE             AUTOMOBILES                     5,361    PSA Peugeot Citroen..................          260,412       0.2
                   ------------------------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS
                                                   7,334    BNP Paribas SA.......................          372,673       0.2
                   ------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED
                                                  10,171    +France Telecom SA...................          249,482       0.2
                   TELECOMMUNICATION
                   SERVICES
                   ------------------------------------------------------------------------------------------------------------
                   HOTELS, RESTAURANTS &
                                                   7,489    Accor SA.............................          270,900       0.2
                   LEISURE
                   ------------------------------------------------------------------------------------------------------------
                   IT SERVICES
                                                   1,979    +Cap Gemini SA.......................           70,268       0.0
                   ------------------------------------------------------------------------------------------------------------
                   INSURANCE
                                                   5,103    Axa..................................           79,169       0.1
                   ------------------------------------------------------------------------------------------------------------
                   MEDIA
                                                  11,739    +Vivendi Universal SA................          213,666       0.1
                   ------------------------------------------------------------------------------------------------------------
                   METALS & MINING
                                                   8,760    Arcelor..............................          102,004       0.1
                                                   3,980    Pechiney SA 'A'......................          142,872       0.1
                                                                                                    --------------     -----
                                                                                                           244,876       0.2
                   ------------------------------------------------------------------------------------------------------------
                   MULTI-UTILITIES &
                   UNREGULATED POWER
                                                  13,586    Suez SA..............................          216,236       0.1
                   ------------------------------------------------------------------------------------------------------------
                   MULTILINE RETAIL
                                                   2,165    Pinault-Printemps-Redoute SA.........          163,093       0.1
                   ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                               SHARES                                                                PERCENT OF
COUNTRY                 INDUSTRIES++            HELD                    COMMON STOCKS                   VALUE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                   4,435    TotalFinaElf SA......................   $      670,230       0.4%
                   ------------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS
                                                   4,595    Aventis SA...........................          252,805       0.2
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN FRANCE                3,063,810       2.0
-------------------------------------------------------------------------------------------------------------------------------
GERMANY            AUTOMOBILES                     3,382    Volkswagen AG........................          142,960       0.1
                   ------------------------------------------------------------------------------------------------------------
                   CHEMICALS
                                                   4,350    Linde AG.............................          161,049       0.1
                   ------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED FINANCIAL
                                                   2,241    Deutsche Boerse AG...................          118,713       0.1
                   SERVICES
                   ------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED
                                                   7,897    +Deutsche Telekom AG (Registered
                                                              Shares)............................          120,521       0.1
                   TELECOMMUNICATION
                   SERVICES
                   ------------------------------------------------------------------------------------------------------------
                   ELECTRIC UTILITIES
                                                   4,523    E.On AG..............................          232,535       0.1
                   ------------------------------------------------------------------------------------------------------------
                   HOUSEHOLD PRODUCTS
                                                   1,210    Henkel KGaA..........................           68,502       0.0
                   ------------------------------------------------------------------------------------------------------------
                   TEXTILES, APPAREL &
                                                     880    Adidas-Salomon AG....................           75,255       0.1
                   LUXURY GOODS
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN GERMANY                 919,535       0.6
-------------------------------------------------------------------------------------------------------------------------------
HONG KONG          COMMERCIAL BANKS               27,600    HSBC Holdings PLC....................          327,385       0.2
                   ------------------------------------------------------------------------------------------------------------
                   INDUSTRIAL
                   CONGLOMERATES
                                                  51,260    Hutchison Whampoa Limited............          312,234       0.2
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN HONG KONG               639,619       0.4
-------------------------------------------------------------------------------------------------------------------------------
INDIA              AUTO COMPONENTS                 4,000    Bajaj Auto Limited...................           49,400       0.0
                   ------------------------------------------------------------------------------------------------------------
                   CHEMICALS
                                                  91,000    Reliance Industries Ltd. ............          635,649       0.4
                   ------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED FINANCIAL
                   SERVICES
                                                  10,100    Housing Development Finance
                                                              Corporation Ltd. (HDFC)............           88,927       0.1
                   ------------------------------------------------------------------------------------------------------------
                   HOUSEHOLD
                                                  24,100    Hindustan Lever Ltd. ................           92,547       0.1
                   PRODUCTS
                   ------------------------------------------------------------------------------------------------------------
                   IT SERVICES
                                                   6,000    Infosys Technologies Limited.........          421,543       0.3
                   ------------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS
                                                   4,000    Dr. Reddy's Laboratories Limited.....           94,229       0.0
                                                   7,700    Ranbaxy Laboratories Limited.........          130,048       0.1
                                                                                                    --------------     -----
                                                                                                           224,277       0.1
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN INDIA                 1,512,343       1.0
-------------------------------------------------------------------------------------------------------------------------------
IRELAND            COMMERCIAL BANKS               18,438    Bank of Ireland......................          222,531       0.1
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN IRELAND                 222,531       0.1
-------------------------------------------------------------------------------------------------------------------------------
ISRAEL             COMMUNICATIONS                 64,600    +ECI Telecom Limited (U.S. Registered
                   EQUIPMENT                                  Shares)............................          189,924       0.1
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN ISRAEL                  189,924       0.1
-------------------------------------------------------------------------------------------------------------------------------
ITALY              COMMERCIAL BANKS              152,921    Intesa BCI SpA.......................          489,065       0.3
                                                  67,520    Unicredito Italiano SpA..............          321,777       0.2
                                                                                                    --------------     -----
                                                                                                           810,842       0.5
                   ------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED
                                                  35,491    Telecom Italia SpA...................          321,280       0.2
                   TELECOMMUNICATION
                   SERVICES
                   ------------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                  15,939    ENI SpA..............................          241,094       0.2
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN ITALY                 1,373,216       0.9
-------------------------------------------------------------------------------------------------------------------------------
JAPAN              AUTO COMPONENTS                 4,500    TOYOTA INDUSTRIES CORPORATION........           73,229       0.0
                   ------------------------------------------------------------------------------------------------------------
                   AUTOMOBILES
                                                  47,000    Fuji Heavy Industries, Ltd. .........          212,151       0.1
                                                  19,000    Suzuki Motor Corporation.............          247,162       0.2
                                                                                                    --------------     -----
                                                                                                           459,313       0.3
                   ------------------------------------------------------------------------------------------------------------
                   BEVERAGES
                                                   8,100    Coca-Cola West Japan Company
                                                              Limited............................          134,106       0.1
                                                   5,000    Kinki Coca-Cola Bottling Co.,
                                                              Ltd. ..............................           27,941       0.0
                                                                                                    --------------     -----
                                                                                                           162,047       0.1
                   ------------------------------------------------------------------------------------------------------------
                   CHEMICALS
                                                  26,000    Shin-Etsu Chemical Co., Ltd. ........          887,778       0.6
                   ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                               SHARES                                                                PERCENT OF
COUNTRY                 INDUSTRIES++            HELD                    COMMON STOCKS                   VALUE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
JAPAN              CONSTRUCTION &                 35,000    JGC Corporation......................   $      235,519       0.1%
(CONCLUDED)        ENGINEERING
                   ------------------------------------------------------------------------------------------------------------
                   ELECTRONIC EQUIPMENT &
                   INSTRUMENTS
                                                  12,000    Murata Manufacturing Co., Ltd. ......          471,705       0.3
                   ------------------------------------------------------------------------------------------------------------
                   FOOD & STAPLES
                   RETAILING
                                                  13,500    Ito-Yokado Co., Ltd. ................          323,235       0.2
                   ------------------------------------------------------------------------------------------------------------
                   HOUSEHOLD PRODUCTS
                                                  10,600    Rohto Pharmaceutical Co., Ltd. ......           82,010       0.0
                   ------------------------------------------------------------------------------------------------------------
                   INSURANCE
                                                 194,000    Aioi Insurance Company, Limited......          471,772       0.3
                                                     221    Millea Holdings, Inc. ...............        1,689,594       1.1
                                                 291,000    Mitsui Marine and Fire Insurance
                                                              Company, Ltd. .....................        1,349,881       0.9
                                                  39,000    The Nippon Fire & Marine Insurance
                                                              Co., Ltd. .........................          131,543       0.1
                                                                                                    --------------     -----
                                                                                                         3,642,790       2.4
                   ------------------------------------------------------------------------------------------------------------
                   OFFICE ELECTRONICS
                                                   5,000    Canon, Inc. .........................          229,440       0.2
                                                   1,500    Seiko Epson Corporation..............           44,597       0.0
                                                                                                    --------------     -----
                                                                                                           274,037       0.2
                   ------------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS
                                                   9,000    Takeda Chemical Industries, Ltd. ....          332,042       0.2
                   ------------------------------------------------------------------------------------------------------------
                   SOFTWARE
                                                   1,400    Nintendo Company Ltd. ...............          101,786       0.1
                   ------------------------------------------------------------------------------------------------------------
                   WIRELESS
                                                     135    NTT DoCoMo, Inc. ....................          292,317       0.2
                   TELECOMMUNICATION
                   SERVICES
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN JAPAN                 7,337,808       4.7
-------------------------------------------------------------------------------------------------------------------------------
MEXICO             BEVERAGES                       2,500    Fomento Economico Mexicano, SA de CV
                                                              (ADR)(a)...........................          103,000       0.1
                   ------------------------------------------------------------------------------------------------------------
                   MEDIA
                                                   8,800    Grupo Televisa SA (ADR)(a)...........          303,600       0.2
                   ------------------------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN MEXICO                  406,600       0.3
-------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS        CHEMICALS                       4,810    Akzo Nobel NV........................          127,484       0.1
                   ------------------------------------------------------------------------------------------------------------
                   COMMERCIAL SERVICES &
                                                  17,605    +Buhrmann NV.........................          121,502       0.1
                   SUPPLIES
                                                  13,880    Vedior NV 'A'........................          125,759       0.1
                                                                                                    --------------     -----
                                                                                                           247,261       0.2
                   ------------------------------------------------------------------------------------------------------------
                   CONSTRUCTION &
                                                   4,950    Imtech NV............................           91,688       0.1
                   ENGINEERING
                   ------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED FINANCIAL
                                                   9,736    Fortis...............................          167,705       0.1
                   SERVICES
                                                  17,174    ING Groep NV.........................          298,390       0.2
                                                                                                    --------------     -----
                                                                                                           466,095       0.3
                   ------------------------------------------------------------------------------------------------------------
                   HOUSEHOLD DURABLES
                                                  12,064    Koninklijke (Royal) Philips
                                                              Electronics NV.....................          229,417       0.1
                   ------------------------------------------------------------------------------------------------------------
                   INSURANCE
                                                  15,872    +Aegon NV............................          158,936       0.1
                   ------------------------------------------------------------------------------------------------------------
                   MEDIA
                                                  15,145    Wolters Kluwer NV 'A'................          182,613       0.1
                   ------------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                  13,633    Royal Dutch Petroleum Company........          632,793       0.4
                                                   9,800    Royal Dutch Petroleum Company (NY
                                                              Registered Shares).................          456,876       0.3
                                                                                                    --------------     -----
                                                                                                         1,089,669       0.7
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN THE
                                                            NETHERLANDS                                  2,593,163       1.7
-------------------------------------------------------------------------------------------------------------------------------
SINGAPORE          ELECTRONIC EQUIPMENT &         15,850    +Flextronics International Ltd. .....          164,682       0.1
                   INSTRUMENTS
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN SINGAPORE               164,682       0.1
-------------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA       PAPER & FOREST                  7,400    Sappi Limited (ADR)(a)...............           91,390       0.1
                   PRODUCTS
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN SOUTH AFRICA             91,390       0.1
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                               SHARES                                                                PERCENT OF
COUNTRY                 INDUSTRIES++            HELD                    COMMON STOCKS                   VALUE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA        DIVERSIFIED                    44,100    KT Corporation (ADR)(a)..............   $      869,211       0.6%
                   TELECOMMUNICATION
                   SERVICES
                   ------------------------------------------------------------------------------------------------------------
                   METALS & MINING
                                                  36,300    POSCO (ADR)(a).......................          950,697       0.6
                   ------------------------------------------------------------------------------------------------------------
                   WIRELESS
                                                   1,000    SK Telecom Co., Ltd. ................          170,783       0.1
                   TELECOMMUNICATION
                                                   9,400    SK Telecom Co., Ltd. (ADR)(a)........          177,284       0.1
                                                                                                    --------------     -----
                   SERVICES                                                                                348,067       0.2
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN SOUTH KOREA           2,167,975       1.4
-------------------------------------------------------------------------------------------------------------------------------
SWEDEN             COMMERCIAL BANKS               47,798    Nordbanken Holding AB................          230,483       0.2
                                                  18,145    Skandinaviska Enskilda Banken (SEB)
                                                              'A'................................          184,738       0.1
                                                                                                    --------------     -----
                                                                                                           415,221       0.3
                   ------------------------------------------------------------------------------------------------------------
                   COMMERCIAL SERVICES
                                                   7,247    Securitas AB 'B'.....................           74,236       0.0
                   & SUPPLIES
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN SWEDEN                  489,457       0.3
-------------------------------------------------------------------------------------------------------------------------------
SWITZERLAND        COMMERCIAL BANKS               10,136    Credit Suisse Group..................          266,766       0.2
                   ------------------------------------------------------------------------------------------------------------
                   CONSTRUCTION MATERIALS
                                                   6,535    Holcim Ltd. (Registered Shares)......          241,465       0.2
                   ------------------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS
                                                   2,308    Nestle SA (Registered Shares)........          476,236       0.3
                   ------------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS
                                                  10,791    Novartis AG (Registered Shares)......          427,004       0.3
                                                   2,762    Roche Holding AG.....................          216,649       0.1
                                                                                                    --------------     -----
                                                                                                           643,653       0.4
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN SWITZERLAND           1,628,120       1.1
-------------------------------------------------------------------------------------------------------------------------------
THAILAND           CONSTRUCTION MATERIALS         29,700    The Siam Cement Public Company
                                                              Limited (Foreign Registered).......          118,687       0.1
                                                  23,600    The Siam City Cement Public Company
                                                              Limited (Foreign)..................          120,133       0.1
                                                                                                    --------------     -----
                                                                                                           238,820       0.2
                   ------------------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS
                                                   1,000    Thai Union Frozen Products Public
                                                              Company Limited (Foreign)..........              618       0.0
                   ------------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                  24,400    PTT Exploration and Production Public
                                                              Company Limited (Foreign)..........           93,444       0.1
                                                  27,100    PTT Public Company Limited...........           42,868       0.0
                                                                                                    --------------     -----
                                                                                                           136,312       0.1
                   ------------------------------------------------------------------------------------------------------------
                   TRANSPORTATION
                   INFRASTRUCTURE
                                                  97,600    Bangkok Expressway Public Company
                                                              Limited (Foreign)..................           46,432       0.0
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN THAILAND                422,182       0.3
-------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM     COMMERCIAL BANKS               54,623    Barclays PLC.........................          405,612       0.2
                                                  12,778    HSBC Holdings PLC....................          150,973       0.1
                                                  15,918    Royal Bank of Scotland Group PLC.....          446,540       0.3
                                                                                                    --------------     -----
                                                                                                         1,003,125       0.6
                   ------------------------------------------------------------------------------------------------------------
                   COMMERCIAL SERVICES &
                                                  69,985    Chubb PLC............................           87,192       0.1
                   SUPPLIES
                                                  94,283    Hays PLC.............................          149,358       0.1
                                                                                                    --------------     -----
                                                                                                           236,550       0.2
                   ------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED
                   TELECOMMUNICATION
                   SERVICES
                                                  63,911    BT Group PLC.........................          214,880       0.1
                   ------------------------------------------------------------------------------------------------------------
                   FOOD & STAPLES
                                                  14,433    Boots Group PLC......................          154,451       0.1
                   RETAILING
                                                  30,972    J Sainsbury PLC......................          129,815       0.1
                                                                                                    --------------     -----
                                                                                                           284,266       0.2
                   ------------------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS
                                                  59,334    Unilever PLC.........................          472,415       0.3
                   ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                               SHARES                                                                PERCENT OF
COUNTRY                 INDUSTRIES++            HELD                    COMMON STOCKS                   VALUE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM     HOTELS, RESTAURANTS &          11,499    +InterContinental Hotels Group PLC...   $       81,593       0.1%
(CONCLUDED)        LEISURE
                   ------------------------------------------------------------------------------------------------------------
                   INDUSTRIAL
                   CONGLOMERATES
                                                  19,150    Smiths Industries PLC................          222,150       0.1
                   ------------------------------------------------------------------------------------------------------------
                   INSURANCE
                                                  21,803    AVIVA PLC............................          151,378       0.1
                                                  19,441    Prudential Corporation PLC...........          117,736       0.1
                                                                                                    --------------     -----
                                                                                                           269,114       0.2
                   ------------------------------------------------------------------------------------------------------------
                   METALS & MINING
                                                  14,753    Anglo American PLC...................          225,188       0.1
                   ------------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                  59,944    BP Amoco PLC.........................          415,697       0.3
                   ------------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS
                                                  34,563    GlaxoSmithKline PLC..................          697,527       0.4
                   ------------------------------------------------------------------------------------------------------------
                   TRANSPORTATION
                   INFRASTRUCTURE
                                                  22,259    BAA PLC..............................          180,164       0.1
                   ------------------------------------------------------------------------------------------------------------
                   WIRELESS
                   TELECOMMUNICATION
                   SERVICES
                                                 130,862    Vodafone Group PLC...................          255,891       0.2
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN THE UNITED
                                                            KINGDOM                                      4,558,560       2.9
-------------------------------------------------------------------------------------------------------------------------------
UNITED STATES      AEROSPACE & DEFENSE             2,500    General Dynamics Corporation.........          181,250       0.1
                   ------------------------------------------------------------------------------------------------------------
                   AIR FREIGHT &
                   LOGISTICS
                                                   2,400    Airborne, Inc. ......................           50,160       0.0
                                                   1,800    FedEx Corp. .........................          111,654       0.1
                                                                                                    --------------     -----
                                                                                                           161,814       0.1
                   ------------------------------------------------------------------------------------------------------------
                   AUTO COMPONENTS
                                                  22,200    The Goodyear Tire & Rubber Company...          116,550       0.1
                   ------------------------------------------------------------------------------------------------------------
                   AUTOMOBILES
                                                  11,200    +General Motors Corporation (Class
                                                              H).................................          143,472       0.1
                   ------------------------------------------------------------------------------------------------------------
                   BEVERAGES
                                                   5,000    PepsiAmericas, Inc. .................           62,800       0.0
                   ------------------------------------------------------------------------------------------------------------
                   CHEMICALS
                                                   7,450    E.I. du Pont de Nemours and
                                                              Company............................          310,218       0.2
                   ------------------------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS
                                                  11,400    The Bank of New York Company, Inc. ..          327,750       0.2
                                                   6,150    Charter One Financial, Inc. .........          191,757       0.1
                                                   1,900    Mellon Financial Corporation.........           52,725       0.0
                                                                                                    --------------     -----
                                                                                                           572,232       0.3
                   ------------------------------------------------------------------------------------------------------------
                   COMMERCIAL SERVICES &
                   SUPPLIES
                                                  22,600    +Cendant Corporation.................          414,032       0.3
                                                  24,500    +Information Resources, Inc. ........           96,775       0.1
                                                   3,700    R.R. Donnelley & Sons Company........           96,718       0.1
                                                  14,900    +TeleTech Holdings, Inc. ............           63,027       0.0
                                                                                                    --------------     -----
                                                                                                           670,552       0.5
                   ------------------------------------------------------------------------------------------------------------
                   COMMUNICATIONS
                   EQUIPMENT
                                                  35,000    +3Com Corporation....................          163,800       0.1
                                                  47,700    +ADC Telecommunications, Inc. .......          111,046       0.1
                                                  22,300    +Cisco Systems, Inc. ................          372,187       0.2
                                                   4,900    +Comverse Technology, Inc. ..........           73,647       0.0
                                                  39,900    +Lucent Technologies Inc. ...........           80,997       0.1
                                                  23,800    Motorola, Inc. ......................          224,434       0.1
                                                  12,500    QUALCOMM Inc. .......................          446,875       0.3
                                                  12,800    +Tellabs, Inc. ......................           84,096       0.1
                                                                                                    --------------     -----
                                                                                                         1,557,082       1.0
                   ------------------------------------------------------------------------------------------------------------
                   COMPUTERS &
                   PERIPHERALS
                                                   5,000    +Apple Computer, Inc. ...............           95,600       0.1
                                                  22,570    +EMC Corporation.....................          236,308       0.2
                                                  21,671    Hewlett-Packard Company..............          461,592       0.3
                                                   1,300    International Business Machines
                                                              Corporation........................          107,250       0.1
                                                   2,500    +NCR Corporation.....................           64,050       0.0
                                                  47,850    +Sun Microsystems, Inc. .............          220,110       0.1
                                                                                                    --------------     -----
                                                                                                         1,184,910       0.8
                   ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                               SHARES                                                                PERCENT OF
COUNTRY                 INDUSTRIES++            HELD                    COMMON STOCKS                   VALUE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
UNITED STATES      CONSTRUCTION &                  5,000    Chicago Bridge & Iron Company NV (NY
(CONTINUED)        ENGINEERING                                Registered Shares).................   $      113,400       0.1%
                                                  99,000    +Foster Wheeler Ltd. ................          211,860       0.1
                                                  50,200    +McDermott International, Inc. ......          317,766       0.2
                                                  99,700    +Quanta Services, Inc. ..............          707,870       0.4
                                                   7,500    +The Shaw Group Inc. ................           90,375       0.1
                                                                                                    --------------     -----
                                                                                                         1,441,271       0.9
                   ------------------------------------------------------------------------------------------------------------
                   CONTAINERS & PACKAGING
                                                  14,800    +Crown Holdings, Inc. ...............          105,672       0.1
                                                   7,200    +Smurfit-Stone Container
                                                              Corporation........................           93,816       0.0
                                                                                                    --------------     -----
                                                                                                           199,488       0.1
                   ------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED FINANCIAL
                   SERVICES
                                                  37,500    CIT Group Inc. ......................          924,375       0.6
                                                  37,700    Citigroup Inc. ......................        1,613,560       1.1
                                                   4,400    Freddie Mac..........................          223,388       0.1
                                                  14,300    J.P. Morgan Chase & Co. .............          488,774       0.3
                                                  56,200    +Knight Trading Group, Inc. .........          349,564       0.2
                                                   6,800    Morgan Stanley.......................          290,700       0.2
                                                   5,200    +Saxon Capital, Inc. ................           90,376       0.1
                                                                                                    --------------     -----
                                                                                                         3,980,737       2.6
                   ------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED
                                                  11,100    ALLTEL Corporation...................          535,242       0.3
                   TELECOMMUNICATION
                                                  12,280    AT&T Corp. ..........................          236,390       0.2
                   SERVICES
                                                  19,700    BellSouth Corporation................          524,611       0.3
                                                  24,800    +Cincinnati Bell Inc. ...............          166,160       0.1
                                                  33,650    +Metromedia Fiber Network, Inc.
                                                              (Class A)..........................              538       0.0
                                                   2,851    +NTL Incorporated....................           97,276       0.1
                                                  29,700    SBC Communications Inc. .............          758,835       0.5
                                                   9,200    Sprint Corporation...................          132,480       0.1
                                                  22,600    Verizon Communications...............          891,570       0.6
                                                  10,348    +WilTel Communications, Inc. ........          152,530       0.1
                                                                                                    --------------     -----
                                                                                                         3,495,632       2.3
                   ------------------------------------------------------------------------------------------------------------
                   ELECTRIC UTILITIES
                                                   5,100    DTE Energy Company...................          197,064       0.1
                                                  11,200    PPL Corporation......................          481,600       0.3
                                                                                                    --------------     -----
                                                                                                           678,664       0.4
                   ------------------------------------------------------------------------------------------------------------
                   ELECTRONIC EQUIPMENT &
                                                  26,308    +Solectron Corporation...............           98,392       0.1
                   INSTRUMENTS
                                                   7,500    +Waters Corporation..................          218,475       0.1
                                                                                                    --------------     -----
                                                                                                           316,867       0.2
                   ------------------------------------------------------------------------------------------------------------
                   ENERGY EQUIPMENT &
                                                   6,500    ENSCO International Incorporated.....          174,850       0.1
                   SERVICE
                                                  14,900    GlobalSantaFe Corporation............          347,766       0.2
                                                   3,000    Halliburton Company..................           69,000       0.0
                                                   7,700    +Input/Output, Inc. .................           41,426       0.0
                                                   7,400    +Key Energy Services, Inc. ..........           79,328       0.1
                                                   9,850    +Rowan Companies, Inc. ..............          220,640       0.2
                                                  11,700    Schlumberger Limited.................          556,569       0.4
                                                   2,000    +Transocean Inc. ....................           43,940       0.0
                                                   3,200    +Veritas DGC Inc. ...................           36,800       0.0
                                                                                                    --------------     -----
                                                                                                         1,570,319       1.0
                   ------------------------------------------------------------------------------------------------------------
                   FOOD & STAPLES
                   RETAILING
                                                   6,200    CVS Corporation......................          173,786       0.1
                                                   5,000    +Duane Read Inc. ....................           73,750       0.1
                                                                                                    --------------     -----
                                                                                                           247,536       0.2
                   ------------------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS
                                                   5,000    Archer-Daniels-Midland Company.......           64,350       0.1
                                                  74,500    Tyson Foods, Inc. (Class A)..........          791,190       0.5
                                                                                                    --------------     -----
                                                                                                           855,540       0.6
                   ------------------------------------------------------------------------------------------------------------
                   HEALTH CARE PROVIDERS
                   & SERVICES
                                                   3,800    Aetna Inc. (New Shares)..............          228,760       0.1
                                                  16,100    +Andrx Group.........................          320,390       0.2
                                                 137,400    +Beverly Enterprises, Inc. ..........          480,900       0.3
                                                   2,500    +Health Net Inc. ....................           82,375       0.1
                                                   2,500    +Humana Inc. ........................           37,750       0.0

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                               SHARES                                                                PERCENT OF
COUNTRY                 INDUSTRIES++            HELD                    COMMON STOCKS                   VALUE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
UNITED STATES      HEALTH CARE PROVIDERS          12,500    +LifePoint Hospitals, Inc. ..........   $      261,750       0.2%
(CONTINUED)        & SERVICES (CONCLUDED)

                                                   5,000    +Manor Care, Inc. ...................          125,050       0.1
                                                  62,200    +Stewart Enterprises, Inc. (Class
                                                              A).................................          267,460       0.2
                                                  12,500    +Triad Hospitals, Inc. ..............          310,250       0.2
                                                   6,150    +WellChoice Inc. ....................          180,072       0.1
                                                                                                    --------------     -----
                                                                                                         2,294,757       1.5
                   ------------------------------------------------------------------------------------------------------------
                   HOUSEHOLD PRODUCTS
                                                   6,200    Kimberly-Clark Corporation...........          323,268       0.2
                   ------------------------------------------------------------------------------------------------------------
                   IT SERVICES
                                                   1,200    +Computer Sciences Corporation.......           45,744       0.0
                                                   9,000    +Sykes Enterprises, Incorporated.....           44,010       0.0
                                                   9,000    +Unisys Corporation..................          110,520       0.1
                                                                                                    --------------     -----
                                                                                                           200,274       0.1
                   ------------------------------------------------------------------------------------------------------------
                   INDUSTRIAL
                   CONGLOMERATES
                                                  54,500    General Electric Company.............        1,563,060       1.0
                                                   1,000    Textron, Inc. .......................           39,020       0.1
                                                  34,100    Tyco International Ltd. .............          647,218       0.4
                                                                                                    --------------     -----
                                                                                                         2,249,298       1.5
                   ------------------------------------------------------------------------------------------------------------
                   INSURANCE
                                                   9,800    The Allstate Corporation.............          349,370       0.2
                                                  23,500    American International Group,
                                                              Inc. ..............................        1,296,730       0.8
                                                   5,000    The Hartford Financial Services
                                                              Group, Inc. .......................          251,800       0.2
                                                   3,800    Horace Mann Educators Corporation....           61,294       0.0
                                                   7,900    MetLife, Inc. .......................          223,728       0.2
                                                   8,600    Prudential Financial, Inc. ..........          289,390       0.2
                                                  10,513    Travelers Property Casualty Corp.
                                                              (Class A)..........................          167,157       0.1
                                                   4,136    Travelers Property Casualty Corp.
                                                              (Class B)..........................           65,225       0.0
                                                                                                    --------------     -----
                                                                                                         2,704,694       1.7
                   ------------------------------------------------------------------------------------------------------------
                   INTERNET SOFTWARE &
                   SERVICES
                                                  12,500    Broadband HOLDRs Trust(b)............          118,375       0.1
                   ------------------------------------------------------------------------------------------------------------
                   LEISURE EQUIPMENT &
                   PRODUCTS
                                                   1,900    Eastman Kodak Company................           51,965       0.0
                   ------------------------------------------------------------------------------------------------------------
                   MACHINERY
                                                   2,500    Deere & Company......................          114,250       0.1
                                                   8,600    Pall Corporation.....................          193,500       0.1
                                                                                                    --------------     -----
                                                                                                           307,750       0.2
                   ------------------------------------------------------------------------------------------------------------
                   MEDIA
                                                  17,300    +AOL Time Warner Inc. ...............          278,357       0.2
                                                  12,545    +Comcast Corporation (Class A).......          378,608       0.2
                                                   6,400    The Walt Disney Company..............          126,400       0.1
                                                                                                    --------------     -----
                                                                                                           783,365       0.5
                   ------------------------------------------------------------------------------------------------------------
                   METALS & MINING
                                                  12,300    +AK Steel Holding Corporation........           44,526       0.0
                                                   8,900    Alcoa Inc. ..........................          226,950       0.2
                                                   7,500    Arch Coal, Inc. .....................          172,350       0.1
                                                   2,400    CONSOL Energy Inc. ..................           54,576       0.0
                                                  16,300    Commonwealth Industries, Inc. .......           76,936       0.1
                                                  22,600    Freeport-McMoRan Copper & Gold, Inc.
                                                              (Class B)..........................          553,700       0.4
                                                   1,300    Newmont Mining Corporation...........           42,198       0.0
                                                   4,300    Nucor Corporation....................          210,055       0.1
                                                  12,300    United States Steel Corporation......          201,351       0.1
                                                                                                    --------------     -----
                                                                                                         1,582,642       1.0
                   ------------------------------------------------------------------------------------------------------------
                   MULTI-UTILITIES &
                   UNREGULATED POWER
                                                  31,200    +The AES Corporation.................          198,120       0.1
                                                 175,800    El Paso Corporation..................        1,420,464       0.9
                                                   7,500    +Mirant Corporation..................           21,750       0.0
                                                  10,000    The Williams Companies, Inc. ........           79,000       0.1
                                                                                                    --------------     -----
                                                                                                         1,719,334       1.1
                   ------------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                                   5,000    Amerada Hess Corporation.............          245,900       0.2
                                                   1,400    Burlington Resources Inc. ...........           75,698       0.1
                                                  14,773    ChevronTexaco Corporation............        1,066,611       0.7
                                                   4,888    ConocoPhillips.......................          267,862       0.2

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                               SHARES                                                                PERCENT OF
COUNTRY                 INDUSTRIES++            HELD                    COMMON STOCKS                   VALUE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
UNITED STATES      OIL & GAS (CONCLUDED)           1,200    Devon Energy Corporation.............   $       64,080       0.0%
(CONTINUED)
                                                   1,200    EOG Resources, Inc. .................           50,208       0.0
                                                  14,800    Exxon Mobil Corporation..............          531,468       0.3
                                                  24,800    Kerr-McGee Corporation...............        1,111,040       0.7
                                                  19,200    Marathon Oil Corporation.............          505,920       0.3
                                                   3,800    Noble Energy, Inc. ..................          143,640       0.1
                                                  13,700    Occidental Petroleum Corporation.....          459,635       0.3
                                                  10,000    +Stone Energy Corporation............          419,200       0.3
                                                     600    Sunoco, Inc. ........................           22,644       0.0
                                                  12,600    Unocal Corporation...................          361,494       0.2
                                                                                                    --------------     -----
                                                                                                         5,325,400       3.4
                   ------------------------------------------------------------------------------------------------------------
                   PAPER & FOREST
                   PRODUCTS
                                                   6,200    Bowater Incorporated.................          232,190       0.2
                                                   6,600    Deltic Timber Corporation............          187,770       0.1
                                                   5,000    +Louisiana-Pacific Corporation.......           54,200       0.0
                                                                                                    --------------     -----
                                                                                                           474,160       0.3
                   ------------------------------------------------------------------------------------------------------------
                   PERSONAL PRODUCTS
                                                   6,100    The Gillette Company.................          194,346       0.1
                   ------------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS
                                                  24,600    Bristol-Myers Squibb Company.........          667,890       0.4
                                                   6,200    Eli Lilly and Company................          427,614       0.3
                                                  14,900    Merck & Co., Inc. ...................          902,195       0.6
                                                  66,810    Pfizer Inc. .........................        2,281,562       1.5
                                                  28,400    Schering-Plough Corporation..........          528,240       0.3
                                                   7,400    Wyeth................................          337,070       0.2
                                                                                                    --------------     -----
                                                                                                         5,144,571       3.3
                   ------------------------------------------------------------------------------------------------------------
                   REAL ESTATE
                                                  11,100    American Financial Realty Trust......          165,501       0.1
                                                   7,500    American Financial Realty Trust......          111,825       0.1
                                                   7,450    CarrAmerica Realty Corporation.......          207,185       0.1
                                                  10,000    +Catellus Development Corporation....          220,000       0.2
                                                  14,755    Friedman, Billings, Ramsey Group,
                                                              Inc. (Class A).....................          197,717       0.1
                                                 205,600    +La Quinta Corporation...............          886,136       0.6
                                                  10,000    Nationwide Health Properties,
                                                              Inc. ..............................          159,300       0.1
                                                   4,900    The St. Joe Company..................          152,880       0.1
                                                  12,500    Trizec Properties, Inc. .............          142,125       0.1
                                                                                                    --------------     -----
                                                                                                         2,242,669       1.5
                   ------------------------------------------------------------------------------------------------------------
                   ROAD & RAIL
                                                   2,500    +Swift Transportation Co., Inc. .....           46,550       0.0
                   ------------------------------------------------------------------------------------------------------------
                   SEMICONDUCTORS &
                   SEMICONDUCTOR
                   EQUIPMENT
                                                  36,100    +Advanced Micro Devices, Inc. .......          231,401       0.2

                                                  41,550    +Agere Systems Inc. (Class A)........           96,812       0.1
                                                  13,519    +Agere Systems Inc. (Class B)........           31,094       0.0
                                                   7,400    +Broadcom Corporation (Class A)......          184,334       0.1
                                                   9,800    Intel Corporation....................          203,683       0.1
                                                  40,000    +Lattice Semiconductor Corporation...          329,200       0.2
                                                  10,000    +Micron Technology, Inc..............          116,300       0.1
                                                   3,800    +National Semiconductor
                                                              Corporation........................           74,936       0.0
                                                                                                    --------------     -----
                                                                                                         1,267,760       0.8
                   ------------------------------------------------------------------------------------------------------------
                   SOFTWARE
                                                   2,600    +Citrix Systems, Inc. ...............           52,936       0.0
                                                  81,200    Computer Associates International,
                                                              Inc. ..............................        1,809,136       1.2
                                                   7,400    +Compuware Corporation...............           42,698       0.0
                                                  75,000    Microsoft Corporation(f).............        1,920,750       1.3
                                                   2,600    +THQ Inc. ...........................           46,800       0.0
                                                                                                    --------------     -----
                                                                                                         3,872,320       2.5
                   ------------------------------------------------------------------------------------------------------------
                   SPECIALTY RETAIL
                                                  15,000    Circuit City Stores--Circuit City
                                                              Group..............................          132,000       0.1
                                                  20,000    The Home Depot, Inc. ................          662,400       0.4
                                                  17,300    +Toys 'R' Us, Inc. ..................          209,676       0.2
                                                                                                    --------------     -----
                                                                                                         1,004,076       0.7
                   ------------------------------------------------------------------------------------------------------------
                   TEXTILES, APPAREL &
                   LUXURY GOODS
                                                  17,500    +Unifi, Inc. ........................          108,500       0.1
                   ------------------------------------------------------------------------------------------------------------
                   TOBACCO
                                                   7,400    Altria Group, Inc. ..................          336,256       0.2
                   ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                               SHARES                                                                PERCENT OF
COUNTRY                 INDUSTRIES++            HELD                    COMMON STOCKS                   VALUE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
UNITED STATES      WIRELESS                       45,200    +AT&T Wireless Services Inc. ........   $      371,092       0.3%
(CONCLUDED)        TELECOMMUNICATION
                   SERVICES

                                                  57,700    +Sprint Corp. (PCS Group)............          331,775       0.2
                                                                                                    --------------     -----
                                                                                                           702,867       0.5
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS IN THE UNITED
                                                            STATES                                      50,802,131      32.8
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN COMMON STOCKS
                                                            (COST--$86,824,632)                         84,287,527      54.5
-------------------------------------------------------------------------------------------------------------------------------

                                                                      PREFERRED STOCKS
-------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA          COMMERCIAL BANKS                8,000    +National Australia Bank Limited
                                                              (7.875% Convertible)...............          310,720       0.2
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL PREFERRED STOCKS IN AUSTRALIA            310,720       0.2
-------------------------------------------------------------------------------------------------------------------------------
GERMANY            CHEMICALS                       4,464    Henkel KGaA..........................          276,355       0.2
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL PREFERRED STOCKS IN GERMANY              276,355       0.2
-------------------------------------------------------------------------------------------------------------------------------
UNITED STATES      COMMUNICATIONS                    200    Lucent Technologies Inc. (8%
                   EQUIPMENT                                  Convertible)(d)....................          206,862       0.1
                                                     540    Lucent Technologies Inc.
                                                              (Convertible)......................          558,527       0.4
                                                                                                    --------------     -----
                                                                                                           765,389       0.5
                   ------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED
                   TELECOMMUNICATION
                   SERVICES
                                                   3,698    +McLeodUSA Incorporated (Convertible)
                                                              (Series A) 2.50%...................           26,774       0.0
                                                       4    NTL Europe, Inc. 10% ................                8       0.0
                                                                                                    --------------     -----
                                                                                                            26,782       0.0
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL PREFERRED STOCKS IN THE UNITED
                                                            STATES                                         792,171       0.5
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN PREFERRED STOCKS
                                                            (COST--$1,330,326)                           1,379,246       0.9
-------------------------------------------------------------------------------------------------------------------------------

                                                                         WARRANTS(E)
-------------------------------------------------------------------------------------------------------------------------------
UNITED STATES      DIVERSIFIED                     8,194    McLeodUSA Incorporated...............            3,401       0.0
                   TELECOMMUNICATION
                   SERVICES

                                               1,695,570    Metromedia Fiber Network, Inc. ......            1,696       0.0
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN WARRANTS
                                                            (COST--$265,630)                                 5,097       0.0
-------------------------------------------------------------------------------------------------------------------------------
                                                FACE
                                               AMOUNT              FIXED INCOME SECURITIES
-------------------------------------------------------------------------------------------------------------------------------
CANADA             FOREIGN GOVERNMENT                       Canadian Government:
                   OBLIGATIONS
                                            C$ 1,750,000      5% due 12/01/2003..................        1,297,814       0.9
                                               1,730,000      3.50% due 6/01/2004................        1,279,404       0.8
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL FIXED INCOME SECURITIES IN
                                                            CANADA                                       2,577,218       1.7
-------------------------------------------------------------------------------------------------------------------------------
CAYMAN ISLANDS     DIVERSIFIED FINANCIAL    US$  120,000    Momenta Cayman, 2.50% due 8/01/2007
                   SERVICES                                   (Registered Shares) (Regulation S)
                                                              (Convertible)......................          116,850       0.1
                                              21,000,000    +SMFG Finance (Cayman) Ltd. 2.25% due
                                                              7/11/2005 (Regulation S)
                                                              (Convertible)(d) ..................          161,337       0.1
                                              15,000,000    +SMFG Finance (Cayman) Ltd. 2.25% due
                                                              7/11/2005 (Convertible)(d) ........          115,240       0.1
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL FIXED INCOME SECURITIES IN THE
                                                            CAYMAN ISLANDS                                 393,427       0.3
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                FACE                                                                 PERCENT OF
COUNTRY                 INDUSTRIES++           AMOUNT              FIXED INCOME SECURITIES              VALUE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
CHILE              ELECTRIC UTILITIES          1,773,822    Empresa Electricidade del Norte, 4%
                                                              due 11/05/2017.....................   $    1,152,984       0.7%
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL FIXED INCOME SECURITIES IN
                                                            CHILE                                        1,152,984       0.7
-------------------------------------------------------------------------------------------------------------------------------
EUROPE             COMMERCIAL BANKS         E    750,000    European Investment Bank,
                                                              5.25% due 4/15/2004................          879,560       0.6
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL FIXED INCOME SECURITIES IN
                                                            EUROPE                                         879,560       0.6
-------------------------------------------------------------------------------------------------------------------------------
FRANCE             CONTAINERS & PACKAGING   E    100,000    Crown Cork & Seal SA,
                                                              6% due 12/06/2004..................          114,261       0.1
                                            US$  470,000    Crown Euro Holdings SA,
                                                              10.875% due 3/01/2013(d)...........          512,300       0.3
                                                                                                    --------------     -----
                                                                                                           626,561       0.4
                   ------------------------------------------------------------------------------------------------------------
                   REAL ESTATE
                                            E    164,646    Societe Fonciere Lyonnaise SA,
                                                              4%* due 10/31/2004 (Convertible)...          217,039       0.1
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL FIXED INCOME SECURITIES IN
                                                            FRANCE                                         843,600       0.5
-------------------------------------------------------------------------------------------------------------------------------
GERMANY            FOREIGN GOVERNMENT          5,500,000    Bundesobligation,
                   OBLIGATIONS
                                                              3.25% due 2/17/2004................        6,364,511       4.1
                                                            Bundesrepublic Deutschland:
                                               1,720,000      6.50% due 10/14/2005...............        2,155,936       1.4
                                               5,830,000      5.25% due 1/04/2011................        7,449,424       4.8
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL FIXED INCOME SECURITIES IN
                                                            GERMANY                                     15,969,871      10.3
-------------------------------------------------------------------------------------------------------------------------------
JAPAN              COMMERCIAL BANKS         Y  4,000,000    The Bank of Fukuoka, Ltd.,
                                                              1.10% due 9/28/2007 (Convertible)..           38,309       0.0
                                               8,000,000    Bank of Kyoto,
                                                              1.90% due 9/30/2009 (Convertible)..           74,522       0.0
                                               9,000,000    Bank of Yokohama Limited,
                                                              0%* due 9/30/2004 (Convertible)....           79,440       0.1
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL FIXED INCOME SECURITIES IN
                                                            JAPAN                                          192,271       0.1
-------------------------------------------------------------------------------------------------------------------------------
LUXEMBOURG         INDUSTRIAL                               Tyco International Group SA:
                   CONGLOMERATES
                                            E     75,000      4.375% due 11/19/2004..............           85,696       0.1
                                            US$  160,000      5.875% due 11/01/2004..............          164,800       0.1
                                                 142,000      (Convertible), 2.75% due
                                                              1/15/2018(d).......................          153,005       0.1
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL FIXED INCOME SECURITIES IN
                                                            LUXEMBOURG                                     403,501       0.3
-------------------------------------------------------------------------------------------------------------------------------
MEXICO             OIL & GAS                L    120,000    Petroleos Mexicanos,
                                                              14.50% due 3/31/2006...............          232,374       0.2
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL FIXED INCOME SECURITIES IN
                                                            MEXICO                                         232,374       0.2
-------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS        ELECTRONIC EQUIPMENT &        500,000    Infineon Technology Holdings,
                   INSTRUMENTS                                4.25% due 2/06/2007 (Convertible)..          498,814       0.3
-------------------------------------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS
                                            E    350,000    Royal Numico NV,
                                                              4.25% due 6/26/2005 (Registered
                                                              Shares)............................          385,845       0.2
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL FIXED INCOME SECURITIES IN THE
                                                            NETHERLANDS                                    884,659       0.5
-------------------------------------------------------------------------------------------------------------------------------
SWEDEN             MARINE                   US$   20,000    Stena AB,
                                                              9.625% due 12/01/2012..............           21,975       0.0
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL FIXED INCOME SECURITIES IN
                                                            SWEDEN                                          21,975       0.0
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                FACE                                                                 PERCENT OF
COUNTRY                 INDUSTRIES++           AMOUNT              FIXED INCOME SECURITIES              VALUE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM     DIVERSIFIED                              Colt Telecom Group PLC:
                   TELECOMMUNICATION
                   SERVICES
                                            DM   700,000      2% due 8/06/2005...................   $      382,233       0.3%
                                            E    350,000      2% due 3/29/2006 (Regulation S)....          333,596       0.2
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL FIXED INCOME SECURITIES IN THE
                                                            UNITED KINGDOM                                 715,829       0.5
-------------------------------------------------------------------------------------------------------------------------------
UNITED STATES      AEROSPACE & DEFENSE      US$   90,000    GenCorp Inc.,
                                                              5.75% due 4/15/2007 (Convertible)..           84,038       0.1
                   ------------------------------------------------------------------------------------------------------------
                   COMMUNICATIONS
                   EQUIPMENT
                                                 200,000    Corning Glass,
                                                              7% due 3/15/2007...................          200,250       0.1
                                                  14,000    Corning Incorporated,
                                                              6.56%* due 11/08/2015
                                                              (Convertible)......................           10,395       0.0
                                                 784,352    Metromedia Fiber Network,
                                                              8.50% due 9/30/2006(c).............          690,230       0.4
                                                 500,000      +10% due 12/15/2009................           29,375       0.0
                                            E    300,000      +10% due 12/15/2009................            9,474       0.0
                                                            Wiltel Communications Group, Inc.:
                                                  96,774      Term, due 9/08/2006................           87,580       0.1
                                                  76,923      Term B, due 9/08/2006..............           69,616       0.0
                                                                                                    --------------     -----
                                                                                                         1,096,920       0.6
                   ------------------------------------------------------------------------------------------------------------
                   COMPUTERS &
                   PERIPHERALS
                                                  20,000    Quantum Corporation,
                                                              7% due 8/01/2004 (Convertible).....           20,150       0.0
                   ------------------------------------------------------------------------------------------------------------
                   CONSTRUCTION &
                                                            Foster Wheeler Ltd.:
                   ENGINEERING
                                            US$  885,000      6.75% due 11/15/2005...............          672,600       0.4
                                                 350,000      6.50% due 6/01/2007
                                                              (Convertible)(d)...................          150,500       0.1
                                               1,125,000      6.50% due 6/01/2007 (Convertible)..          483,750       0.3
                                                 100,000    McDermott Inc.,
                                                              7.84% due 4/04/2005................           93,125       0.1
                                                 775,000    The Shaw Group Inc.,
                                                              3.32%* due 5/01/2021...............          498,906       0.3
                                                                                                    --------------     -----
                                                                                                         1,898,881       1.2
                   ------------------------------------------------------------------------------------------------------------
                   CONTAINERS & PACKAGING
                                                 240,000    Anchor Glass Container Corporation,
                                                              11% due 2/15/2013(d)...............          262,200       0.2
                                                 240,000    Crown Cork & Seal Company, Inc.,
                                                              7.50% due 12/15/2096...............          175,200       0.1
                                                                                                    --------------     -----
                                                                                                           437,400       0.3
                   ------------------------------------------------------------------------------------------------------------
                   DIVERSIFIED
                                                 150,000    Avaya Inc.,
                   TELECOMMUNICATION
                                                              11.125% due 4/01/2009..............          164,250       0.1
                   SERVICES
                                                            +WorldCom Inc.:
                                            L  2,187,000      6.75% due 5/15/2008................          722,039       0.5
                                            L  1,130,000      7.25% due 5/15/2008................          540,754       0.4
                                                                                                    --------------     -----
                                                                                                         1,427,043       1.0
                   ------------------------------------------------------------------------------------------------------------
                   ELECTRIC UTILITIES
                                                            Calpine Corporation:
                                            US$   20,000      4% due 12/26/2006
                                                              (Convertible)(d)...................           18,000       0.0
                                                 160,000      4% due 12/26/2006 (Convertible)....          144,000       0.1
                                                 195,000    Pacific Gas & Electric Co.,
                                                              6.25% due 8/01/2003................          196,219       0.1
                                                                                                    --------------     -----
                                                                                                           358,219       0.2
                   ------------------------------------------------------------------------------------------------------------
                   ELECTRONIC EQUIPMENT &
                   INSTRUMENTS
                                               1,900,000    Solectron Corporation,
                                                              4.62%* due 11/20/2020..............        1,054,500       0.7
                   ------------------------------------------------------------------------------------------------------------
                   FOOD PRODUCTS
                                                 300,000    Burns, Philip & Company Capital,
                                                              10.75% due 2/15/2011(d)............          312,000       0.2
                   ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                FACE                                                                 PERCENT OF
COUNTRY                 INDUSTRIES++           AMOUNT              FIXED INCOME SECURITIES              VALUE        NET ASSETS
-------------------------------------------------------------------------------------------------------------------------------
UNITED STATES      INSURANCE                     200,000    Crum & Forster Holding Corp.,
(CONCLUDED)                                                   10.375% due 6/15/2013(d)...........   $      202,500       0.1%
                   ------------------------------------------------------------------------------------------------------------
                   MEDIA
                                                 190,000    Avalon Cable LLC,
                                                              11.24%** due 12/01/2008............          181,688       0.1
                                                 210,000    +Olympus Communications LP/Capital
                                                              Corp., 10.625% due 11/15/2006......          199,500       0.1
                                                                                                    --------------     -----
                                                                                                           381,188       0.2
                   ------------------------------------------------------------------------------------------------------------
                   MISCELLANEOUS
                                                            TSI Telecom, Term,:
                   MATERIALS &
                                                 370,879      due 12/31/2006.....................          367,170       0.2
                   COMMODITIES
                                                   7,630      due 12/31/2006.....................            7,553       0.0
                                                   6,818      due 12/31/2006.....................            6,750       0.0
                                                                                                    --------------     -----
                                                                                                           381,473       0.2
                   ------------------------------------------------------------------------------------------------------------
                   MULTI-UTILITIES &
                   UNREGULATED POWER
                                            L     84,000    The AES Corporation,
                                                              8.375% due 3/01/2011...............          126,137       0.1
                   ------------------------------------------------------------------------------------------------------------
                   OIL & GAS
                                            US$  100,000    Citgo Petroleum Corporation,
                                                              11.375% due 2/01/2011(d)...........          111,500       0.1
                                                 125,000    PDV America Inc.,
                                                              7.875% due 8/01/2003...............          125,000       0.1
                                                                                                    --------------     -----
                                                                                                           236,500       0.2
                   ------------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS
                                            US$  200,000    Abgenix Inc., (Convertible)
                                                              3.50% due 3/15/2007................          166,500       0.1
                                                 100,000    ICN Pharmaceuticals Inc.
                                                              (Convertible), 6.50% due
                                                              7/15/2008..........................           99,000       0.1
                                                                                                    --------------     -----
                                                                                                           265,500       0.2
                   ------------------------------------------------------------------------------------------------------------
                   SEMICONDUCTORS &
                   SEMICONDUCTOR
                   EQUIPMENT
                                                 140,000    Advanced Micro Devices, Inc.,
                                                              4.50% due 12/01/2007
                                                              (Convertible)......................          158,025       0.1
                                                 400,000    Hyundai Semiconductor America,
                                                              8.25% due 5/15/2004(c).............          349,000       0.2
                                                 250,000    LSI Logic Corporation,
                                                              4% due 11/01/2006 (Convertible)....          232,500       0.2
                                                 250,000    Micron Technology, Inc.,
                                                              2.50% due 2/01/2010
                                                              (Convertible)(d)...................          298,438       0.2
                                                                                                    --------------     -----
                                                                                                         1,037,963       0.7
                   ------------------------------------------------------------------------------------------------------------
                   SOFTWARE
                                                 125,000    Computer Associates International,
                                                              Inc., 5% due 3/15/2007
                                                              (Convertible)(d)...................          150,156       0.1
                                                 100,000    Manugistics Group Inc.,
                                                              5% due 11/01/2007 (Convertible)....           75,500       0.1
                                                                                                    --------------     -----
                                                                                                           225,656       0.2
                   ------------------------------------------------------------------------------------------------------------
                   WIRELESS
                                                            Nextel Communications (Convertible):
                   TELECOMMUNICATION
                                                 275,000      4.75% due 7/01/2007................          274,313       0.2
                   SERVICES
                                                 400,000      5.25% due 1/15/2010................          376,000       0.2
                                                                                                    --------------     -----
                                                                                                           650,313       0.4
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL FIXED INCOME SECURITIES IN THE
                                                            UNITED STATES                               10,196,381       6.6
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS IN FIXED INCOME
                                                            SECURITIES (COST--$28,327,170)              34,463,650      22.3
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                FACE
                                               AMOUNT               SHORT-TERM SECURITIES
-------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA          FOREIGN COMMERCIAL       A$ 3,000,000    Spinnaker, 4.64% due 7/10/2003.......   $    2,009,716       1.3%
                   PAPER***
                   ------------------------------------------------------------------------------------------------------------
                   FOREIGN TIME DEPOSITS
                                               1,108,883    Australian Time Deposit,
                                                              4.60% due 7/03/2003................          743,672       0.5
                   ------------------------------------------------------------------------------------------------------------
                                                            TOTAL SHORT-TERM SECURITIES IN
                                                            AUSTRALIA                                    2,753,388       1.8
-------------------------------------------------------------------------------------------------------------------------------
SWEDEN             FOREIGN TIME DEPOSITS                    Swedish Time Deposit:
                                            SEK1,002,576      2.90% due 7/10/2003................          125,245       0.1
                                               2,274,321      2.90% due 7/18/2003................          284,114       0.2
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL SHORT-TERM SECURITIES IN SWEDEN          409,359       0.3
-------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM     FOREIGN TIME DEPOSITS    L    792,418    United Kingdom Time Deposit, 3.64%
                                                              due 7/11/2003......................        1,307,607       0.8
-------------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL SHORT-TERM SECURITIES IN THE
                                                            UNITED KINGDOM                               1,307,607       0.8
-------------------------------------------------------------------------------------------------------------------------------
                                            BENEFICIAL INTEREST/
                                                SHARES HELD
--------------------------------------------------------------------------------------------------------------------------
UNITED STATES                                   US$27,791,648       Merrill Lynch Liquidity Series, LLC
                                                                      Cash Sweep Series II(g)............       27,791,648
                                                US$  867,000        Merrill Lynch Liquidity Series, Money
                                                                      Market Series(g)(h)................          867,000
                                                     578,000        Merrill Lynch Premier Institutional
                                                                      Fund(g)(h).........................          578,000
--------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL SHORT-TERM SECURITIES IN THE
                                                                    UNITED STATES                               29,236,648
--------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL INVESTMENTS IN SHORT-TERM
                                                                    SECURITIES (COST--$33,714,170)              33,707,002
--------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL INVESTMENTS
                                                                    (COST--$150,461,928)                       153,842,522
--------------------------------------------------------------------------------------------------------------------------


----------------  ----------
UNITED STATES
                     18.0
                      0.5
                      0.4
---------------------------------------
                     18.9
--------------------------------------------------
                     21.8
-------------------------------------------------------------
                     99.5
------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                           SHARES
OPTIONS                  SUBJECT TO                                                                                   PERCENT OF
WRITTEN                   OPTIONS                                  ISSUE                                  VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN            4,400   AT&T Corp., expiring July 2003 at USD 20, Broker Morgan
                                          Stanley...................................................   $     (2,200)      0.0%
                                        Advanced Micro Devices, Inc.:
                               12,200     expiring July 2003 at USD 7.5, Broker Morgan Stanley......         (1,220)      0.0
                                7,300     expiring July 2003 at USD 10, Broker Smith Barney.........           (730)      0.0
                                2,500     expiring July 2003 at USD 12.5, Broker Smith Barney.......           (125)      0.0
                                5,000     expiring October 2003 at USD 7.5, Broker Deutsche Bank             (2,500)      0.0
                                          A.G. .....................................................
                                        Andrx Group:
                                3,800     expiring December 2003 at USD 22.5, Broker Citigroup               (7,790)      0.0
                                          Global Markets............................................
                                7,500     expiring September 2003 at USD 12.5, Broker Warburg Dillon        (60,000)     (0.1)
                                          Reed......................................................
                                2,600     expiring September 2003 at USD 15, Broker Warburg Dillon          (15,080)      0.0
                                          Reed......................................................
                                2,500   Biovail Corporation, expiring October 2003 at USD 40, Broker        (26,250)      0.0
                                          Warburg Dillon Reed.......................................
                                7,400   Broadcom Corporation (Class A), expiring August 2003 at USD         (74,740)     (0.1)
                                          15, Broker Warburg Dillon Reed............................
                                5,200   Circuit City Stores -- Circuit City Group, expiring January          (9,880)      0.0
                                          2004 at USD 7.5, Broker Deutsche Bank A.G. ...............
                                        Cisco Systems, Inc.:
                                7,400     expiring July 2003 at USD 15, Broker Deutsche Bank                (15,540)      0.0
                                          A.G. .....................................................
                                5,100     expiring October 2003 at USD 12.5, Broker First Boston            (23,460)      0.0
                                          Corp. ....................................................
                                3,700   Citigroup Inc., expiring September 2003 at USD 37.5, Broker         (21,830)      0.0
                                          Warburg Dillon Reed.......................................
                                2,600   Citrix Systems, Inc., expiring September 2003 at USD 12.5,          (21,060)      0.0
                                          Broker Smith Barney.......................................
                                7,500   Computer Associates International, Inc., expiring November          (11,250)      0.0
                                          2003 at USD 25, Broker Citigroup Global Markets...........
                                        Comverse Technology, Inc.:
                                2,500     expiring July 2003 at USD 12.5, Broker Warburg Dillon              (6,625)      0.0
                                          Reed......................................................
                                2,400     expiring October 2003 at USD 12.5, Broker First Boston             (7,920)      0.0
                                          Corp. ....................................................
                                5,000   Duane Read Inc., expiring July 2003 at USD 15, Broker Smith          (3,250)      0.0
                                          Barney....................................................
                                7,000   EMC Corporation, expiring October 2003 at USD 10, Broker             (8,750)      0.0
                                          Citigroup Global Markets..................................
                               10,000   Knight Trading Group, Inc., expiring July 2003 at USD 5,            (14,500)      0.0
                                          Broker Morgan Stanley.....................................
                                        Lattice Semiconductor Corporation:
                                5,200     expiring December 2003 at USD 10, Broker Citigroup Global          (4,420)      0.0
                                          Markets...................................................
                               11,300     expiring September 2003 at USD 10, Broker Smith Barney....         (5,650)      0.0
                                2,600   Merck & Co., Inc., expiring July 2003 at USD 55, Broker             (15,860)      0.0
                                          Smith Barney..............................................
                                3,200   Micron Technology, Inc., expiring July 2003 at USD 12.5 ,              (640)      0.0
                                          Broker Smith Barney.......................................
                                3,800   National Semiconductor Corporation, expiring November 2003           (9,690)      0.0
                                          at USD 20, Broker Warburg Dillon Reed.....................
                                7,000   Nextel Communications, expiring January 2004 at USD 25,              (5,250)      0.0
                                          Broker Smith Barney.......................................
                                5,000   Pall Corporation, expiring December 2003 at USD 20, Broker          (17,500)      0.0
                                          Citigroup Global Market US................................
                                2,500   QUALCOMM, Inc., expiring July 2003 at USD 40, Broker Smith             (375)      0.0
                                          Barney....................................................
                                2,600   THQ Inc., expiring September 2003 at USD 12.5, Broker               (15,860)      0.0
                                          Goldman Sachs.............................................

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                           SHARES
OPTIONS                  SUBJECT TO                                                                                   PERCENT OF
WRITTEN                   OPTIONS                                  ISSUE                                  VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN            2,600   TeleTech Holdings, Inc., expiring January 2004 at USD 5,
(CONCLUDED)                               Broker Morgan Stanley.....................................
                                                                                                       $     (1,690)      0.0%
                                7,500   Tyco International Ltd., expiring October 2003 at USD 15,           (33,000)     (0.1)
                                          Broker Smith Barney.......................................
--------------------------------------------------------------------------------------------------------------------------------
                                        TOTAL OPTIONS WRITTEN (PREMIUMS                                    (444,635)     (0.3)
                                        RECEIVED--$292,121)
--------------------------------------------------------------------------------------------------------------------------------
                                        TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN                       153,397,887      99.2
                                        (COST--$150,169,807)........................................
                                        VARIATION MARGIN ON FINANCIAL FUTURES CONTRACTS*****........         (3,170)      0.0
                                        UNREALIZED APPRECIATION ON FORWARD FOREIGN EXCHANGE                 181,609       0.1
                                        CONTRACTS****...............................................
                                        OTHER ASSETS LESS LIABILITIES...............................      1,134,314       0.7
                                                                                                       ------------     -----
                                        NET ASSETS..................................................   $154,710,640     100.0%
                                                                                                       ============     =====
--------------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.
++ For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
(a) American Depositary Receipts (ADR).
(b) Represents ownership in Broadband HOLDRs Trust. The Broadband HOLDRs Trust holds shares of common stock issued by 20 specified companies generally considered to be involved in various segments of the broadband industry, including the transmission of data, video and voice.
(c) Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was approximately $1,039,000, representing 0.7% of net assets.

-------------------------------------------------------------------------------------------------
ISSUE                                                ACQUISITION DATE(S)      COST       VALUE
-------------------------------------------------------------------------------------------------
Hyundai Semiconductor America, 8.25% due 5/15/2004   6/13/2001-6/27/2001   $  375,606  $  349,000
Metromedia Fiber Network, 8.50% due 9/30/2006             10/01/2001          646,552     690,230
-------------------------------------------------------------------------------------------------
TOTAL                                                                      $1,022,158  $1,039,230
                                                                           ==========  ==========
-------------------------------------------------------------------------------------------------

(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(e) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(f) All or a portion of security held as collateral in connection with open financial futures contracts.
(g) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

------------------------------------------------------------------------------------------
                                                                 NET          DIVIDEND/
AFFILIATE                                                      ACTIVITY    INTEREST INCOME
------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II....  $5,915,258      $113,891
Merrill Lynch Liquidity Series, Money Market Series.........  $  727,186      $    659
Merrill Lynch Premier Institutional Fund....................     454,013      $    442
------------------------------------------------------------------------------------------

(h) Security was purchased with the cash proceeds from securities loans.
* Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.
** Represents a step bond. The interest rate shown represents the fixed rate of interest that will commence its accrual on a predetermined date until maturity.
*** Foreign Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
**** Forward foreign exchange contracts as of June 30, 2003 were as follows:

----------------------------------------------------------------
FOREIGN CURRENCY SOLD  EXPIRATION DATE   UNREALIZED APPRECIATION
----------------------------------------------------------------
E           1,800,000      July 2003            $ 62,735
E           2,025,000    August 2003              43,142
Y          80,000,000      July 2003              19,183
Y         383,000,000    August 2003              56,549
----------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON
FORWARD FOREIGN EXCHANGE
CONTRACTS--NET (US$
COMMITMENT--$8,431,586)                         $181,609
                                                ========
----------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Allocation Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Concluded)        (in U.S. dollars)
--------------------------------------------------------------------------------

***** Financial futures contracts purchased as of June 30, 2003 were as follows:

-------------------------------------------------------------------------------------------------------
NUMBER OF                                                    EXPIRATION        FACE        UNREALIZED
CONTRACTS              ISSUE                 EXCHANGE           DATE          VALUE      GAINS (LOSSES)
-------------------------------------------------------------------------------------------------------
   11                  FTSE                   LIFFE        September 2003   $  753,855   $      (25,248)
   31               Nikkei 225                OSAKA        September 2003   $2,279,341           70,024
   10       Standard & Poor's 500 Index     Chicago Me     September 2003   $2,521,375          (88,125)
   15                  TOPIX                  Tokyo        September 2003   $1,091,554           37,115
-------------------------------------------------------------------------------------------------------
                            TOTAL UNREALIZED LOSSES--NET                                 $       (6,234)
                                                                                         ==============
-------------------------------------------------------------------------------------------------------

Financial futures contracts sold as of June 30, 2003 were as follows:

---------------------------------------------------------------------------------------------------
NUMBER OF                                                    EXPIRATION        FACE      UNREALIZED
CONTRACTS              ISSUE                 EXCHANGE           DATE          VALUE        GAINS
---------------------------------------------------------------------------------------------------
   38            DJ Euro Stoxx 50         Euronext Paris   September 2003   $1,091,126   $   32,049
---------------------------------------------------------------------------------------------------
                             TOTAL UNREALIZED GAINS--NET                                 $   32,049
                                                                                         ==========
---------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 2003                    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P       MOODY'S        FACE
        INDUSTRIES+             RATINGS     RATINGS       AMOUNT              CORPORATE BONDS               VALUE
--------------------------------------------------------------------------------------------------------------------
AEROSPACE &                     B           B2          $   500,000    DigitalNet Inc., 9% due
                                                                         7/15/2010(b)................    $   500,000
DEFENSE--1.0%                   BB-         Ba3             500,000    L-3 Communications Corp.,
                                                                         6.125% due 7/15/2013(b).....        505,000
                                                                                                         -----------
                                                                                                           1,005,000
--------------------------------------------------------------------------------------------------------------------
AIRLINES--1.6%                  BB+         B1              750,000    American Airlines, 7.80% due
                                                                         10/01/2006..................        518,643
                                                                       Continental Airlines Inc.:
                                BB          B2              927,729      7.033% due 6/15/2011........        735,058
                                BBB-        Ba2             237,734      6.90% due 1/02/2017.........        179,002
                                NR*         Ca              750,000    USAir Inc., 10.375% due
                                                                         3/01/2013(f)................        202,500
                                                                                                         -----------
                                                                                                           1,635,203
--------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--1.8%                BB+         Ba2             500,000    AutoNation Inc., 9% due
                                                                         8/01/2008...................        555,000
                                B+          B1              500,000    Dura Operating Corporation,
                                                                         8.625% due 4/15/2012........        512,500
                                BBB         Baa1            200,000    General Motors Corp., 8.25%
                                                                         due 7/15/2023...............        199,020
                                B           Caa1            417,000    Metaldyne Corporation, 11% due
                                                                         6/15/2012...................        346,110
                                CCC+        B2              125,000    Tenneco Automotive Inc.,
                                                                         10.25% due 7/15/2013(b).....        126,563
                                NR*         NR*             150,000    Venture Holdings Trust, 11%
                                                                         due 6/01/2007(f)............         41,625
                                                                                                         -----------
                                                                                                           1,780,818
--------------------------------------------------------------------------------------------------------------------
BROADCASTING--1.1%              B+          Ba3             250,000    Entercom Radio, 7.625% due
                                                                         3/01/2014...................        272,500
                                B-          B3              500,000    Nextmedia Operating Inc.,
                                                                         10.75% due 7/01/2011........        560,000
                                B           B2              250,000    Sinclair Broadcasting Group,
                                                                         8% due 3/15/2012............        266,875
                                                                                                         -----------
                                                                                                           1,099,375
--------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.5%      C           Caa2            500,000    Comcast UK Cable Partners
                                                                         Ltd., 11.20% due
                                                                         11/15/2007..................        488,125
--------------------------------------------------------------------------------------------------------------------
CABLE--U.S.--1.3%                                                      Charter Communications
                                                                         Holdings LLC:
                                CCC-        Ca                  667      8.625% due 4/01/2009........            480
                                CCC-        Ca              500,000      10% due 5/15/2011...........        360,000
                                BBB-        Ba2           1,000,000    Rogers Cable Inc., 6.25% due
                                                                         6/15/2013(b)................        997,500
                                                                                                         -----------
                                                                                                           1,357,980
--------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--0.5%             B           B3              500,000    Terex Corporation, 10.375% due
                                                                         4/01/2011...................        552,500
--------------------------------------------------------------------------------------------------------------------
CHEMICALS--6.7%                 B-          NR*             250,000    HMP Equity Holdings
                                                                         Corporation, 15.433%** due
                                                                         5/15/2008(h)................        126,250
                                NR*         B2              250,000    Hanna (M.A.) Company, 6.875%
                                                                         due 12/01/2004..............        244,688
                                B           B3              900,000    Huntsman International LLC,
                                                                         9.875% due 3/01/2009........        936,000
                                B+          B1              500,000    IMC Global Inc., 11.25% due
                                                                         6/01/2011...................        520,000
                                B-          B2              500,000    Koppers Industries, Inc.,
                                                                         9.875% due 12/01/2007.......        516,250
                                BBB-        Ba1             250,000    Methanex Corporation, 8.75%
                                                                         due 8/15/2012...............        280,000
                                BB+         Ba1           1,000,000    Millennium America Inc., 9.25%
                                                                         due 6/15/2008...............      1,075,000
                                NR*         NR*             250,000    Noveon International Inc., 13%
                                                                         due 8/31/2011(a)............        257,500
                                BB          B2            1,000,000    Omnova Solutions Inc., 11.25%
                                                                         due 6/01/2010...............      1,060,000
                                BB-         B2              500,000    Polyone Corporation, 10.625%
                                                                         due 5/15/2010(b)............        487,500
                                B-          Caa1            250,000    Resolution Performance, 13.50%
                                                                         due 11/15/2010..............        250,000
                                BB          Ba2             500,000    Rhodia SA, 7.625% due
                                                                         6/01/2010(b)................        528,750
                                BB-         NR*             500,000    Terra Capital Inc., 12.875%
                                                                         due 10/15/2008..............        532,500
                                                                                                         -----------
                                                                                                           6,814,438
--------------------------------------------------------------------------------------------------------------------
CONSUMER--PRODUCTS--1.1%        BB+         Ba3             250,000    American Greetings, 11.75% due
                                                                         7/15/2008...................        291,250
                                B-          B2              275,000    Armkel LLC/Armkel Finance,
                                                                         9.50% due 8/15/2009.........        306,625
                                B-          B2              250,000    Remington Arms Company, 10.50%
                                                                         due 2/01/2011(b)............        261,250
                                B-          B3              250,000    United Industries Corporation,
                                                                         9.875% due 4/01/2009(b).....        263,750
                                                                                                         -----------
                                                                                                           1,122,875
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--6.2%                                                DEX Media East LLC:
                                B           B2              250,000      9.875% due 11/15/2009.......        278,750
                                B           B3              475,000      12.125% due 11/15/2012......        561,687
                                                                       Houghton Mifflin Company(b):
                                B           B2              250,000      8.25% due 2/01/2011.........        263,750
                                B           B3              250,000      9.875% due 2/01/2013........        271,250
                                B           Ba3             750,000    Lamar Media Corporation, 7.25%
                                                                         due 1/01/2013...............        795,000

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P       MOODY'S        FACE
        INDUSTRIES+             RATINGS     RATINGS       AMOUNT              CORPORATE BONDS               VALUE
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA               BB-         B1          $   250,000    Moore North America Finance,
(CONCLUDED)                                                              7.875% due 1/15/2011(b).....    $   260,625
                                B           B2              250,000    PEI Holdings Inc., 11% due
                                                                         3/15/2010(b)................        275,625
                                B           B3            1,500,000    Primedia, Inc., 7.625% due
                                                                         4/01/2008...................      1,515,000
                                                                       R.H. Donnelley Financial
                                                                         Corporation I:
                                B+          B1               75,000      8.875% due 12/15/2010.......         82,875
                                B+          B2              200,000      10.875% due 12/15/2012(b)...        233,000
                                B+          B1              375,000    Vivendi Universal, 9.25% due
                                                                         4/15/2010(b)................        426,563
                                BBB-        Baa2            750,000    World Color Press Inc., 7.75%
                                                                         due 2/15/2009...............        784,923
                                B           B2              500,000    Yell Finance BV, 10.75% due
                                                                         8/01/2011...................        576,250
                                                                                                         -----------
                                                                                                           6,325,298
--------------------------------------------------------------------------------------------------------------------
ENERGY--EXPLORATION             B+          B2              500,000    El Paso Production Holdings,
                                                                         7.75% due
& PRODUCTION--4.0%                                                       6/01/2013(b)................        498,750
                                CCC-        Caa3          2,000,000    Energy Corp. of America, 9.50%
                                                                         due 5/15/2007...............      1,400,000
                                NR*         Ba2             500,000    Petrobras International
                                                                         Finance, 9.125% due
                                                                         7/02/2013...................        500,000
                                B           B2              500,000    Plains E&P Company, 8.75% due
                                                                         7/01/2012(b)................        535,000
                                NR*         NR*             522,000    Southwest Royalties Inc.,
                                                                         11.50% due 6/30/2004........        521,348
                                                                       Tri-Union Development
                                                                         Corporation:
                                D           NR*             205,000      12.50% due 6/01/2006........        153,750
                                D           Caa2             15,624      12.50% due 6/01/2006(b).....         11,718
                                BB+         Ba2             450,000    Western Oil Sands Inc., 8.375%
                                                                         due 5/01/2012...............        501,750
                                                                                                         -----------
                                                                                                           4,122,316
--------------------------------------------------------------------------------------------------------------------
ENERGY--OTHER--8.0%             BB-         B2            1,000,000    AmeriGas/Eagle Financial,
                                                                         8.875% due 5/20/2011........      1,090,000
                                BB-         Ba3             750,000    Citgo Petroleum Corporation,
                                                                         11.375% due 2/01/2011(b)....        836,250
                                BB-         B1              250,000    El Paso Energy Partners, 8.50%
                                                                         due 6/01/2011...............        267,500
                                B           B2              525,000    Ferrellgas Partners LP, 8.75%
                                                                         due 6/15/2012...............        569,625
                                B-          B3              750,000    Giant Industries, Inc., 9% due
                                                                         9/01/2007...................        708,750
                                CCC         B3              800,000    Ocean Rig Norway AS, 10.25%
                                                                         due 6/01/2008...............        665,000
                                BB+         Ba2             500,000    Offshore Logistic, 6.125% due
                                                                         6/15/2013(b)................        501,250
                                BB+         Ba2             500,000    Plains All American Pipeline,
                                                                         7.75% due 10/15/2012........        560,000
                                BB-         B1              750,000    SESI, LLC, 8.875% due
                                                                         5/15/2011...................        806,250
                                B           B3            1,000,000    Star Gas Partners, LP, 10.25%
                                                                         due 2/15/2013(b)............      1,040,000
                                B           B3              750,000    Tesoro Petroleum Corp., 9% due
                                                                         7/01/2008...................        678,750
                                CCC+        B2              500,000    Trico Marine Services, 8.875%
                                                                         due 5/15/2012...............        430,000
                                                                                                         -----------
                                                                                                           8,153,375
--------------------------------------------------------------------------------------------------------------------
ENGINEERING--0.5%               BB          Ba2             500,000    Shaw Group Inc., 10.75% due
                                                                         3/15/2010(b)................        500,000
--------------------------------------------------------------------------------------------------------------------
FOOD & TOBACCO--2.5%            B           B3              250,000    American Seafood Group LLC,
                                                                         10.125% due 4/15/2010.......        283,750
                                NR*         NR*             119,608    Archibald Candy Corporation,
                                                                         10% due 11/01/2007..........         35,882
                                B-          B2              200,000    Commonwealth Brands Inc.,
                                                                         9.75% due 4/15/2008(b)......        207,000
                                B-          B2              250,000    Doane Pet Care Company, 10.75%
                                                                         due 3/01/2010...............        272,500
                                B+          B2              250,000    Dole Foods Company, 8.875% due
                                                                         3/15/2011(b)................        265,000
                                B-          B3              125,000    Domino's Inc., 8.25% due
                                                                         7/01/2011(b)................        129,062
                                B-          B3              250,000    Le-Natures Inc., 9% due
                                                                         6/15/2013(b)................        257,500
                                B           B2              250,000    Merisant Company, 9.50% due
                                                                         7/15/2013(b)................        250,000
                                BB          Ba2             750,000    Smithfield Foods Inc., 8% due
                                                                         10/15/2009..................        811,875
                                                                                                         -----------
                                                                                                           2,512,569
--------------------------------------------------------------------------------------------------------------------
GAMING--2.2%                    B+          B1              500,000    Boyd Gaming Corporation, 7.75%
                                                                         due 12/15/2012..............        530,625
                                B+          B2            1,000,000    MTR Gaming Group, 9.75% due
                                                                         4/01/2010(b)................      1,030,000
                                B-          B3              750,000    Trump Holdings & Funding,
                                                                         11.625% due 3/15/2010(b)....        716,250
                                                                                                         -----------
                                                                                                           2,276,875
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P       MOODY'S        FACE
        INDUSTRIES+             RATINGS     RATINGS       AMOUNT              CORPORATE BONDS               VALUE
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE--1.1%               B           B3          $   150,000    Alaris Medical Inc., 7.25% due
                                                                         7/01/2011...................    $   151,875
                                B+          B2              200,000    Fisher Scientific
                                                                         International, 8.125% due
                                                                         5/01/2012...................        214,000
                                NR*         NR*             500,000    Ivax Corporation, 5.50% due
                                                                         5/15/2007 (Convertible).....        503,125
                                BBB-        Ba3             250,000    Tenet Healthcare Corporation,
                                                                         6.375% due 12/01/2011.......        231,250
                                                                                                         -----------
                                                                                                           1,100,250
--------------------------------------------------------------------------------------------------------------------
HOUSING--0.8%                   B           B2              300,000    Building Materials
                                                                         Corporation, 7.75% due
                                                                         7/15/2005...................        294,000
                                BB-         Ba3             500,000    Forest City Enterprises Inc.,
                                                                         7.625% due 6/01/2015........        524,375
                                                                                                         -----------
                                                                                                             818,375
--------------------------------------------------------------------------------------------------------------------
INFORMATION                     B           B1              275,000    Amkor Technologies Inc., 7.75%
                                                                         due 5/15/2013(b)............        261,250
TECHNOLOGY--0.8%                BB+         Ba2             500,000    Seagate Technology HDD
                                                                         Holding, 8% due 5/15/2009...        541,250
                                                                                                         -----------
                                                                                                             802,500
--------------------------------------------------------------------------------------------------------------------
LEISURE--3.4%                   B           B1              492,000    Felcor Lodging LP, 8.50% due
                                                                         6/01/2011...................        495,690
                                B+          B1              500,000    Intrawest Corporation, 10.50%
                                                                         due 2/01/2010...............        537,500
                                B           B2              500,000    John Q. Hammons Hotels, 8.875%
                                                                         due 5/15/2012...............        525,000
                                BB-         Ba3             500,000    La Quinta Properties, 8.875%
                                                                         due 3/15/2011(b)............        532,500
                                BB+         Ba1           1,000,000    Starwood Hotels & Resorts,
                                                                         7.875% due 5/01/2012........      1,095,000
                                B           B2              250,000    Vail Resorts Inc., 8.75% due
                                                                         5/15/2009...................        261,250
                                                                                                         -----------
                                                                                                           3,446,940
--------------------------------------------------------------------------------------------------------------------
MACHINERY/                                                             JLG Industries Inc.:
CONSTRUCTION--0.9%              BB-         B1              500,000      8.25% due 5/01/2008(b)......        507,500
                                B+          B2              500,000      8.375% due 6/15/2012........        455,000
                                                                                                         -----------
                                                                                                             962,500
--------------------------------------------------------------------------------------------------------------------
MANUFACTURING--5.8%             BB-         B1              750,000    AgCo Corporation, 8.50% due
                                                                         3/15/2006...................        748,125
                                CCC         Caa2            250,000    Blount Inc., 13% due
                                                                         8/01/2009...................        212,500
                                CCC+        Caa1            600,000    Columbus McKinnon Corp., 8.50%
                                                                         due 4/01/2008...............        447,000
                                B-          Caa1            425,000    Eagle-Picher Industries,
                                                                         9.375% due 3/01/2008........        397,375
                                B-          B3              325,000    FastenTech Inc., 11.50% due
                                                                         5/01/2011(b)................        326,625
                                CCC-        Caa1          1,500,000    International Wire Group,
                                                                         Inc., 11.75% due
                                                                         6/01/2005...................        960,000
                                B+          B3              500,000    NMHG Holding Company, 10% due
                                                                         5/15/2009...................        550,000
                                B-          B3              250,000    Rexnord Corporation, 10.125%
                                                                         due 12/15/2012..............        275,000
                                BB+         Ba3             700,000    SPX Corporation, 7.50% due
                                                                         1/01/2013...................        757,750
                                B           B3              650,000    Trimas Corporation, 9.875% due
                                                                         6/15/2012...................        666,250
                                BB-         B1              500,000    Wolverine Tube Inc., 10.50%
                                                                         due 4/01/2009...............        537,500
                                                                                                         -----------
                                                                                                           5,878,125
--------------------------------------------------------------------------------------------------------------------
METAL--OTHER--1.3%              B-          B3              529,000    Great Lakes Carbon Corp.,
                                                                         10.25% due 5/15/2008(a).....        449,650
                                CCC+        Caa2            500,000    Haynes International Inc.,
                                                                         11.625% due 9/01/2004.......        230,000
                                BB          Ba3             125,000    Luscar Coal Ltd., 9.75% due
                                                                         10/15/2011..................        142,813
                                B+          Ba3             500,000    Massey Energy Co., 6.95% due
                                                                         3/01/2007...................        480,000
                                NR*         NR*             200,000    Ormet Corporation, 11% due
                                                                         8/15/2008(b)(f).............         68,000
                                                                                                         -----------
                                                                                                           1,370,463
--------------------------------------------------------------------------------------------------------------------
MULTI-SECTOR HOLDINGS--2.0%     NR*         B3            2,000,000    J.P. Morgan, HYDIB, 9% due
                                                                         6/20/2008(g)(h).............      2,085,000
--------------------------------------------------------------------------------------------------------------------
PACKAGING--5.1%                 B+          B2              250,000    Anchor Glass Container
                                                                         Corporation, 11% due
                                                                         2/15/2013(b)................        273,125
                                B-          B3              250,000    Berry Plastics, 10.75% due
                                                                         7/15/2012...................        275,000
                                B-          B3              250,000    Bway Corporation, 10% due
                                                                         10/15/2010(b)...............        253,750
                                                                       Crown Euro Holdings SA(b):
                                B+          B1              250,000      9.50% due 3/01/2011.........        270,000
                                B           B2              250,000      10.875% due 3/01/2013.......        272,500
                                                                       Graham Packaging Company:
                                CCC+        Caa1            250,000      8.75% due 1/15/2008.........        248,750
                                CCC+        Caa2            125,000      10.75% due 1/15/2009........        128,750
                                B+          B2              500,000    Owens-Brockway Glass
                                                                         Container, 8.25% due
                                                                         5/15/2013(b)................        522,500
                                B+          B3              250,000    Owens-Illinois Inc., 8.10% due
                                                                         5/15/2007...................        256,250

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P       MOODY'S        FACE
        INDUSTRIES+             RATINGS     RATINGS       AMOUNT              CORPORATE BONDS               VALUE
--------------------------------------------------------------------------------------------------------------------
PACKAGING                       B+          B3          $   525,000    Plastipak Holdings Inc.,
                                                                         10.75% due 9/01/2011........    $   561,750
(CONCLUDED)                     B           B2            1,000,000    Portola Packaging Inc., 10.75%
                                                                         due 10/01/2005..............      1,005,000
                                B-          B3            1,000,000    Tekni-Plex Inc., 12.75% due
                                                                         6/15/2010...................        975,000
                                CCC+        Caa1            150,000    U.S. Can Corporation, 12.375%
                                                                         due 10/01/2010..............        104,250
                                                                                                         -----------
                                                                                                           5,146,625
--------------------------------------------------------------------------------------------------------------------
PAPER & FOREST                  BB+         Ba1             500,000    Abitibi-Consolidated Inc.,
                                                                         7.40% due 4/01/2018.........        503,040
PRODUCERS--6.7%                 B-          B3              500,000    Ainsworth Lumber Company,
                                                                         12.50% due 7/15/2007(a).....        565,000
                                BB+         Ba1           1,000,000    Bowater Inc., 6.50% due
                                                                         6/15/2013(b)................        948,808
                                B+          Ba2             500,000    Caraustar Industries Inc.,
                                                                         9.875% due 4/01/2011........        532,500
                                D           Ca            1,000,000    Doman Industries Limited,
                                                                         8.75% due 3/15/2004(f)......        215,000
                                BB+         Ba2             500,000    Georgia-Pacific Corporation,
                                                                         8.875% due 2/01/2010(b).....        542,500
                                B+          B2              250,000    Graphic Packaging Corporation,
                                                                         8.625% due 2/15/2012........        255,000
                                B           B2              750,000    Jefferson Smurfit Corporation,
                                                                         8.25% due 10/01/2012........        804,375
                                B+          B3              500,000    Millar Western Forest, 9.875%
                                                                         due 5/15/2008...............        520,000
                                BB+         Ba2             400,000    Norampac Inc., 6.75% due
                                                                         6/01/2013(b)................        420,000
                                BB          Ba2             500,000    Norske Skog of Canada, 8.625%
                                                                         due 6/15/2011...............        522,500
                                BB          Ba1           1,000,000    Tembec Industries, Inc.,
                                                                         8.625% due 6/30/2009........        987,500
                                                                                                         -----------
                                                                                                           6,816,223
--------------------------------------------------------------------------------------------------------------------
PIPELINES--1.1%                 B+          B1              250,000    Northwest Pipeline
                                                                         Corporation, 8.125% due
                                                                         3/01/2010...................        268,750
                                                                       Southern Natural Gas:
                                B+          B1              250,000      8.875% due 3/15/2010(b).....        272,500
                                B+          B1              500,000      8% due 3/01/2032............        540,625
                                                                                                         -----------
                                                                                                           1,081,875
--------------------------------------------------------------------------------------------------------------------
SERVICES--2.3%                                                         Allied Waste North America:
                                BB-         Ba3             500,000      8.875% due 4/01/2008........        542,500
                                B+          B2            1,000,000      10% due 8/01/2009...........      1,062,500
                                BB-         Ba3             250,000      7.875% due 4/15/2013........        261,562
                                NR*         C             2,000,000    Anthony Crane Rental LP,
                                                                         10.375% due 8/01/2008(f)....         15,000
                                B           B3              200,000    Casella Waste Systems, 9.75%
                                                                         due 2/01/2013(b)............        212,000
                                B           B1              250,000    Corrections Corporation of
                                                                         America, 7.50% due
                                                                         5/01/2011...................        261,250
                                                                                                         -----------
                                                                                                           2,354,812
--------------------------------------------------------------------------------------------------------------------
STEEL--2.1%                     B+          B2              750,000    Gerdau Ameristeel Corporation,
                                                                         10.375% due 7/15/2011(b)....        733,125
                                BB+         Ba3             250,000    IPSCO Inc., 8.75% due
                                                                         6/01/2013(b)................        255,000
                                B+          B1              500,000    Oregon Steel Mills Inc., 10%
                                                                         due 7/15/2009...............        450,000
                                B           B3              250,000    UCAR Finance Inc., 10.25% due
                                                                         2/15/2012...................        245,000
                                BB-         B1              400,000    United States Steel
                                                                         Corporation, 9.75% due
                                                                         5/15/2010...................        406,000
                                NR*         NR*           2,000,000    Wheeling Pittsburgh Corp.,
                                                                         9.25% due 11/15/2007(f).....        100,000
                                                                                                         -----------
                                                                                                           2,189,125
--------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--0.8%        B           B3              250,000    Fairpoint Communications,
                                                                         11.875% due 3/01/2010(b)....        290,000
                                B-          Ba3             500,000    US West Communications, 7.20%
                                                                         due 11/01/2004..............        512,500
                                                                                                         -----------
                                                                                                             802,500
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                  S&P       MOODY'S        FACE
        INDUSTRIES+             RATINGS     RATINGS       AMOUNT              CORPORATE BONDS               VALUE
--------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--2.1%            B-          B2          $   250,000    Advanced Accessory Systems,
                                                                         10.75% due 6/15/2011(b).....    $   265,000
                                D           NR*           1,500,000    American Commercial LLC,
                                                                         11.25% due 1/01/2008(f).....        180,000
                                B+          B1              500,000    General Maritime Corporation,
                                                                         10% due 3/15/2013(b)........        547,500
                                BB+         Ba1           1,000,000    Overseas Shipholding Group,
                                                                         8.25% due 3/15/2013.........      1,040,000
                                BB          Ba3              75,000    Stena AB, 9.625% due
                                                                         12/01/2012..................         82,406
                                                                                                         -----------
                                                                                                           2,114,906
--------------------------------------------------------------------------------------------------------------------
UTILITIES--6.5%                                                        The AES Corporation:
                                B-          B3               94,000      8.75% due 6/15/2008.........         93,060
                                B-          B3              206,000      8.875% due 2/15/2011........        201,365
                                B+          B2              500,000      8.75% due 5/15/2013(b)......        520,000
                                NR*         NR*             250,000    CIA Saneamento Basico, 10% due
                                                                         7/28/2005(b)(d).............        250,000
                                CCC+        B1            1,250,000    Calpine Corporation, 8.625%
                                                                         due 8/15/2010...............        937,500
                                BBB         Baa3          1,000,000    Duke Energy Corporation,
                                                                         8.625% due 4/15/2025........      1,116,545
                                BB          Ba1             937,000    ESI Tractebel Acquisition
                                                                         Corp., 7.99% due
                                                                         12/30/2011..................        938,171
                                B           B3              250,000    Illinois Power Corporation,
                                                                         11.50% due 12/15/2010(b)....        285,625
                                CC          Caa3          1,000,000    Mirant Americas Generation
                                                                         LLC, 7.625% due 5/01/2006...        770,000
                                B           B1              500,000    Reliant Resources Inc., 9.25%
                                                                         due 7/15/2010(b)............        500,000
                                B+          B1              500,000    Transcontinental Gas Pipeline
                                                                         Corporation, 7% due
                                                                         8/15/2011...................        512,500
                                B+          B3              500,000    Williams Companies, Inc.,
                                                                         8.625% due 6/01/2010........        522,500
                                                                                                         -----------
                                                                                                           6,647,266
--------------------------------------------------------------------------------------------------------------------
WIRELESS--3.7%                  CCC         Caa1            150,000    American Tower Corporation,
                                                                         9.375% due 2/01/2009........        150,750
                                CCC         Caa1            275,000    Centennial
                                                                         Cell/Communications, 10.125%
                                                                         due 6/15/2013(b)............        272,250
                                NR*         NR*             648,000    Millicom International
                                                                         Cellular, 11% due
                                                                         6/01/2006...................        641,520
                                NR*         NR*             710,368    NII Holdings Inc., 13%** due
                                                                         11/01/2009(b)...............        653,539
                                                                       Nextel Partners Inc.:
                                CCC+        Caa1            750,000      11% due 3/15/2010...........        810,000
                                CCC+        Caa1            500,000      8.125% due 7/01/2011(b).....        498,750
                                CCC+        NR*             743,000    Telesystem International
                                                                         Wireless, 14% due
                                                                         12/30/2003..................        745,786
                                                                                                         -----------
                                                                                                           3,772,595
--------------------------------------------------------------------------------------------------------------------
                                                                       TOTAL INVESTMENTS IN CORPORATE
                                                                       BONDS
                                                                       (COST--$92,055,430)--85.5%....     87,136,827
--------------------------------------------------------------------------------------------------------------------
                                                          SHARES
                                                           HELD                COMMON STOCKS
--------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.2%                                    5,500    NTL Incorporated(e)...........        187,660
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--0.5%                                         12,970    NII Holdings Inc. (Class
                                                                         B)(e).......................        496,362
--------------------------------------------------------------------------------------------------------------------
ENERGY--EXPLORATION & PRODUCTION--0.1%                        7,839    Southwest Royalties Inc.(e)...         99,238
                                                                147    Tri-Union Development
                                                                         Corporation(e)..............              1
                                                                250    Tribo Petroleum Corporation
                                                                         (Class A)(e)................              3
                                                                                                         -----------
                                                                                                              99,242
--------------------------------------------------------------------------------------------------------------------
FOOD & TOBACCO--0.0%                                            649    Archibald Candy
                                                                         Corporation(e)..............              6
--------------------------------------------------------------------------------------------------------------------
GAMING--0.0%                                                  6,193    GB Holdings Inc.(e)...........         38,397
--------------------------------------------------------------------------------------------------------------------
                                                                       TOTAL INVESTMENTS IN COMMON
                                                                       STOCKS
                                                                       (COST--$1,251,999)--0.8%......        821,667
--------------------------------------------------------------------------------------------------------------------
                                                                              PREFERRED STOCKS
--------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.0%                                        9    NTL Europe, Inc...............             18
--------------------------------------------------------------------------------------------------------------------
CABLE--U.S.--1.7%                                            16,379    CSC Holdings Inc.(a)..........      1,678,848
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of June 30, 2003 (Concluded)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                                          SHARES
INDUSTRIES+                                                HELD               PREFERRED STOCKS              VALUE
--------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--1.0%                                   963    Nextel Communications, Inc.
                                                                         (Series D)(a)...............    $ 1,021,676
--------------------------------------------------------------------------------------------------------------------
                                                                       TOTAL INVESTMENTS IN PREFERRED
                                                                       STOCKS
                                                                       (COST--$2,362,289)--2.7%            2,700,542
--------------------------------------------------------------------------------------------------------------------
                                                                                WARRANTS(F)
--------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING--0.0%                                     3,846    Bradlees Inc. ................              0
--------------------------------------------------------------------------------------------------------------------
                                                                       TOTAL INVESTMENTS IN WARRANTS
                                                                       (COST--$1,024,390)--0.0%                    0
--------------------------------------------------------------------------------------------------------------------
                                                        BENEFICIAL
                                                         INTEREST          SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------
                                                        $11,446,231    Merrill Lynch Liquidity
                                                                         Series, LLC Cash Sweep
                                                                         Series II(c)................     11,446,231
--------------------------------------------------------------------------------------------------------------------
                                                                       TOTAL INVESTMENTS IN
                                                                       SHORT-TERM SECURITIES
                                                                       (COST--$11,446,231)--11.2%         11,446,231
--------------------------------------------------------------------------------------------------------------------
                                                                       TOTAL INVESTMENTS
                                                                       (COST--$108,140,339)--100.2%..    102,105,267
                                                                       LIABILITIES IN EXCESS OF OTHER
                                                                       ASSETS--(0.2%)................       (197,802)
                                                                                                         -----------
                                                                       NET ASSETS--100.0%............    $101,907,465
                                                                                                         ===========
--------------------------------------------------------------------------------------------------------------------

* Not Rated.

** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.

+ For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(a) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(c) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

----------------------------------------------------------------------------------------
                                                                                INTEREST
AFFILIATE                                                       NET ACTIVITY     INCOME
----------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II....     $6,524,956     $47,913
----------------------------------------------------------------------------------------

(d) Subject to principal paydowns.

(e) Non-income producing security.

(f) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(g) High Yield Derivative Index (HYDI) Single B.

(h) Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was approximately $2,211,000, representing 2.2% of net assets.

------------------------------------------------------------------------------------------------------------
ISSUE                                                           ACQUISITION DATE       COST         VALUE
------------------------------------------------------------------------------------------------------------
HMP Equity Holdings Corporation, 15.433% due 5/15/2008......       4/30/2003        $  121,110    $  126,250
J.P. Morgan, HYDIB, 9% due 6/20/2008........................       6/11/2003         2,116,494     2,085,000
------------------------------------------------------------------------------------------------------------
TOTAL                                                                               $2,237,604    $2,211,250
                                                                                    ==========    ==========
------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Schedule of Investments as of June 30, 2003
--------------------------------------------------------------------------------

                                      FACE
                                     AMOUNT                                  ISSUE                                   VALUE
------------------------------------------------------------------------------------------------------------------------------
                                                              U.S. GOVERNMENT & AGENCY OBLIGATIONS
------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE                           CS First Boston Mortgage Securities Corp.:
OBLIGATIONS(A)--56.7%              $ 2,000,000      Series 2003-C3, Class A2, 2.843% due 5/15/2038............    $  2,010,000
                                    40,820,000      Series 2003-CPN1, Class ASP, 1.584% due 3/15/2035(c)......       3,140,127
                                                  Fannie Mae:
                                     2,400,000      2003-27 FP, 1.62% due 6/25/2028(f)........................       2,399,236
                                     5,014,235      2003-33 LF, 1.385% due 7/25/2017(f).......................       5,012,944
                                     5,751,877      2003-34 FS, 1.435% due 1/25/2032(f).......................       5,750,166
                                     3,000,000      2003-41 YF, 1.62% due 6/25/2028(f)........................       3,001,943
                                     4,448,743      2003-48 HA, 3.50% due 11/25/2017..........................       4,512,877
                                    47,070,548      ACES 2002-M1 X, 1.201% due 5/25/2032(c)...................       2,167,020
                                    12,000,000      ACES 2002-M2 C, 4.717% due 8/25/2012......................      12,738,906
                                    19,862,986      ACES 2002-M2 N, 1.532% due 8/25/2012(c)...................       2,079,959
                                    24,038,060      ACES 2003-M1 X, 1.099% due 2/25/2033(c)...................       1,328,305
                                    56,398,401      Grantor Trust 2003-T1 IO, 0.546% due 11/25/2012(c)........       2,427,336
                                     4,395,227      Whole Loan 2002-W11 AV1, 1.205% due 11/25/2032(f).........       4,400,149
                                                  Freddie Mac:
                                     6,000,000      2564 OF, 1.61% due 2/15/2026(f)...........................       6,010,090
                                     5,593,444      2594 DF, 1.60% due 12/15/2027(f)..........................       5,601,556
                                     7,373,888      2614 EF, 1.507% due 12/15/2017(f).........................       7,380,301
                                     2,271,227      T-50 A2, 1.27% due 09/27/2005.............................       2,270,386
                                                  Government National Mortgage Association:
                                    36,107,584      2001-16 IO, 0.178% due 10/16/2040(c)......................         676,486
                                     3,849,000      2001-44 C, 6.38% due 1/16/2025............................       4,468,802
                                     2,400,000      2002-94 D, 5.045% due 11/16/2028..........................       2,546,087
                                     3,054,415      2003-17 C, 4.825% due 7/16/2031...........................       3,111,008
                                    40,400,085      2003-17 IO, 1.24% due 3/16/2043(c)........................       2,712,050
                                     2,892,588      2003-43 A, 2.709% due 7/16/2021...........................       2,901,458
                                     2,320,000      2003-43 B, 4.374% due 4/16/2033...........................       2,400,717
                                     2,400,000      2003-47 C, 4.227% due 10/16/2027..........................       2,467,724
                                     1,500,000      2003-49 A, 2.212% due 10/16/2017..........................       1,492,500
                                     2,664,553      2003-49 C, 4.485% due 10/16/2033..........................       2,631,246
                                    55,507,782      2003-59 XB, 2.367% due 7/16/2010(c).......................       4,397,254
                                    16,315,908      1.574% due 10/16/2042(c)..................................       1,111,724
                                     2,651,000      5.042% due 1/16/2029......................................       2,798,036
                                     3,000,000      5.25% due 9/16/2027.......................................       3,235,060
                                    37,333,782      Series 2002-94, Class XB, 2.349% due 11/16/2007(c)........       2,022,841
                                     2,392,336      Series 2003-47, Class A, 2.848% due 6/16/2018.............       2,417,648
                                                  Greenwich Capital Commercial Funding Corp.:
                                    13,126,589      Series 2002-C1, Class XP, 2.059% due 1/11/2035(c).........       1,409,096
                                     6,000,000      Series 2003-C1, Class A4, 4.111% due 7/05/2012............       6,029,730
                                     2,099,575      Series 2003-FL1, Class A, 1.438% due 1/05/2006(f).........       2,099,575
                                     1,139,314    Lehman Brothers Floating Rate Commercial, 2002-LLFA-A, 1.40%
                                                    due 6/14/2017(f)..........................................       1,139,265
                                     2,503,349    Residential Asset Securities Corporation, Series 2002-KS5,
                                                    Class AIB2, 2.47% due 8/25/2022...........................       2,509,601
                                     2,400,000    Wachovia Bank Commercial Mortgage Trust, Series 2003-WHL2,
                                                    Class A3, 1.348% due 6/15/2013(f)(g)......................       2,400,000
                                     2,534,173    Washington Mutual, 2002-AR19-A8, 4.556% due 2/25/2033.......       2,589,802
------------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL COLLATERALIZED MORTGAGE OBLIGATION                         131,799,011
------------------------------------------------------------------------------------------------------------------------------
FREDDIE MAC--4.5%                                 Freddie Mac:
                                     4,500,000      5.75% due 4/29/2009.......................................       4,659,503
                                     3,400,000      6% due 5/25/2012..........................................       3,534,096
                                     2,400,000      4% due 6/12/2013..........................................       2,356,366
------------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL FREDDIE MAC                                                 10,549,965
------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED                                   Fannie Mae:
SECURITIES(A)--35.2%                 3,224,087      5.035% due 2/01/2013......................................       3,445,239
                                     1,349,149      6% due 4/01/2017..........................................       1,408,178
                                     1,800,001      5% due 10/01/2017.........................................       1,862,136
                                     1,300,001      5.50% due 12/01/2017......................................       1,350,449
                                       600,000      4.50% due 7/01/2018.......................................         612,000
                                     1,500,000      5% due 7/15/2018..........................................       1,549,218
                                       293,251      7% due 3/01/2029..........................................         308,972
                                       465,479      7% due 5/01/2029..........................................         491,005

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Schedule of Investments as of June 30, 2003 (Continued)
--------------------------------------------------------------------------------

                                      FACE
                                     AMOUNT                                  ISSUE                                   VALUE
------------------------------------------------------------------------------------------------------------------------------
                                                        U.S. GOVERNMENT & AGENCY OBLIGATIONS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED                                   Fannie Mae (concluded):
SECURITIES                         $ 1,146,042      7% due 6/01/2029..........................................    $  1,207,479
(CONCLUDED)                            145,125      7% due 7/01/2029..........................................         152,905
                                       398,920      7% due 8/01/2029..........................................         420,305
                                       348,591      7% due 9/01/2029..........................................         367,278
                                       204,080      7% due 11/01/2029.........................................         215,020
                                       173,994      8% due 4/01/2030..........................................         187,626
                                       104,027      7.50% due 6/01/2030.......................................         110,526
                                        16,583      8% due 7/01/2030..........................................          17,882
                                       118,459      7.50% due 9/01/2030.......................................         125,858
                                     1,157,486      7.50% due 12/01/2030......................................       1,229,792
                                       133,774      8% due 2/01/2031..........................................         144,278
                                     1,387,522      7.50% due 4/01/2031.......................................       1,474,197
                                       964,289      7% due 7/01/2031..........................................       1,015,491
                                     1,045,848      7% due 9/01/2031..........................................       1,101,380
                                       303,846      6.50% due 1/01/2032.......................................         316,859
                                     1,441,605      7% due 2/01/2032..........................................       1,518,151
                                       235,588      6.50% due 9/01/2032.......................................         245,679
                                     2,176,487      6.50% due 10/01/2032......................................       2,269,711
                                     1,199,446      8% due 10/01/2032.........................................       1,294,450
                                     1,999,800      5.50% due 6/01/2033.......................................       2,070,496
                                                  Freddie Mac--Gold Program:
                                     1,818,914      6.50% due 3/01/2016.......................................       1,910,954
                                     3,768,861      6% due 4/01/2017..........................................       3,919,459
                                     2,579,299      5.50% due 6/01/2017.......................................       2,675,211
                                     2,100,000      5% due 7/15/2018..........................................       2,168,250
                                       600,012      6.25% due 2/15/2027.......................................         602,722
                                       425,891      6.50% due 3/01/2029.......................................         443,776
                                     1,606,189      6.50% due 4/01/2029.......................................       1,673,188
                                       949,075      6.50% due 5/01/2029.......................................         988,751
                                     1,305,479      6.50% due 6/01/2029.......................................       1,359,899
                                       925,881      6.50% due 7/01/2029.......................................         964,477
                                     1,091,306      6.50% due 8/01/2029.......................................       1,136,798
                                       266,938      6.50% due 9/01/2029.......................................         278,101
                                       205,785      8% due 3/01/2030..........................................         220,581
                                        22,229      6.50% due 7/01/2030.......................................          23,136
                                       189,324      6.50% due 8/01/2030.......................................         197,045
                                       105,461      8% due 8/01/2030..........................................         113,043
                                        78,589      8% due 12/01/2030.........................................          84,240
                                        92,442      8% due 6/01/2031..........................................          99,088
                                       819,394      7% due 4/01/2032..........................................         859,227
                                     1,840,248      6% due 10/01/2032.........................................       1,908,065
                                     7,400,000      5.50% due 7/15/2033.......................................       7,633,558
                                    13,250,000      6% due 7/15/2033..........................................      13,734,447
                                     2,400,000      5% due 8/15/2033..........................................       2,429,251
                                                  Government National Mortgage Association:
                                     2,360,164      6.50% due 1/15/2029.......................................       2,481,316
                                     1,870,360      6.50% due 2/15/2029.......................................       1,966,370
                                        99,056      6.50% due 4/15/2029.......................................         104,141
                                       226,226      6.50% due 6/15/2029.......................................         237,839
                                       498,095      6.50% due 8/15/2029.......................................         523,664
                                        57,539      6.50% due 3/15/2030.......................................          60,510
                                     2,523,029      6.50% due 7/20/2031.......................................       2,636,000
                                     1,822,912      6% due 2/15/2033..........................................       1,911,779
------------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL MORTGAGE-BACKED SECURITIES                                  81,857,446
------------------------------------------------------------------------------------------------------------------------------
SMALL BUSINESS                       1,891,200    Small Business Administration Participation Certificates,
ADMINISTRATION--0.8%                                Series 2003-20F, Class 1, 4.07% due 6/01/2023.............       1,865,380
------------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL SMALL BUSINESS ADMINISTRATION                                1,865,380
------------------------------------------------------------------------------------------------------------------------------
TENNESSEE VALLEY                                  Tennessee Valley Authority:
AUTHORITY--3.2%                      2,625,000      5.625% due 1/18/2011......................................       2,986,302
                                     3,500,000      6.75% due 11/01/2025(b)...................................       4,330,498
------------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL TENNESSEE VALLEY AUTHORITY                                   7,316,800
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Schedule of Investments as of June 30, 2003 (Continued)
--------------------------------------------------------------------------------

                                      FACE
                                     AMOUNT                                  ISSUE                                   VALUE
------------------------------------------------------------------------------------------------------------------------------
                                                        U.S. GOVERNMENT & AGENCY OBLIGATIONS (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS &                             U.S. Treasury Bonds:
NOTES--14.6%                       $ 2,230,000      7.50% due 11/15/2016......................................    $  3,027,138
                                     1,100,000      8.125% due 8/15/2019......................................       1,590,918
                                     4,820,000      7.25% due 8/15/2022.......................................       6,530,536
                                     2,310,000      6.25% due 8/15/2023.......................................       2,829,570
                                     1,100,000      6.625% due 2/15/2027......................................       1,415,691
                                     3,060,000      6.125% due 8/15/2029......................................       3,739,057
                                                  U.S. Treasury Notes:
                                     1,800,000      2% due 11/30/2004.........................................       1,821,375
                                     4,960,000      1.625% due 3/31/2005......................................       4,994,100
                                     7,040,000      6.875% due 5/15/2006......................................       8,067,678
------------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL U.S. TREASURY BONDS & NOTES                                 34,016,063
------------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                                  (COST--$260,535,800)--115.0%                                     267,404,665
------------------------------------------------------------------------------------------------------------------------------

                              BENEFICIAL INTEREST/
                                  SHARES HELD                            SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------------------
                                  $ 8,995,500         Merrill Lynch Liquidity Series, LLC Money Market
                                                        Series(d)(e) .............................................       8,995,500
                                    5,997,000         Merrill Lynch Premier Institutional Fund(d)(e)..............       5,997,000
----------------------------------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                      (COST--$14,992,500)--6.4%                                         14,992,500
----------------------------------------------------------------------------------------------------------------------------------
                                   NUMBER OF
                                   CONTRACTS                               OPTIONS PURCHASED
----------------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS                               51         Eurodollar Future, expiring December 2003 at USD 97.75,
PURCHASED--0.0%                                         Broker Greenwich Capital Markets                                    63,750
----------------------------------------------------------------------------------------------------------------------------------
                                                      TOTAL OPTIONS PURCHASED (COST--$32,105)--0.0%                         63,750
----------------------------------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS (COST--$275,560,405)--0.0%                     282,460,915
----------------------------------------------------------------------------------------------------------------------------------
                                                                            OPTIONS WRITTEN
----------------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS                               51         Eurodollar Future, expiring December 2003 at USD 98.5,
WRITTEN--0.0%                                           Broker Greenwich Capital Markets..........................         (12,750)
----------------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS                                30         Eurodollar Future, expiring December 2003 at USD 98, Broker
WRITTEN--0.0%                                           Greenwich Capital Markets.................................         (21,375)
----------------------------------------------------------------------------------------------------------------------------------
                                                      TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED--$27,761)--0.0%             (34,125)
----------------------------------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN
                                                      (COST--$275,532,644)--121.4%................................     282,426,790
                                                      UNREALIZED DEPRECIATION ON SWAP CONTRACTS*--(0.2%)..........        (447,177)
                                                      VARIATION MARGINS ON FINANCIAL FUTURES CONTRACTS**--(0.1%)..        (258,525)
                                                      LIABILITIES IN EXCESS OF OTHER ASSETS--(21.1%)..............     (49,164,754)
                                                                                                                      ------------
                                                      NET ASSETS--100.0%..........................................    $232,556,334
                                                                                                                      ============
----------------------------------------------------------------------------------------------------------------------------------

  * Swap contracts entered into as of June 30, 2003 were as follows:
--------------------------------------------------------------------------------

                                                               NOTIONAL     UNREALIZED APPRECIATION
                                                                AMOUNT          (DEPRECIATION)
---------------------------------------------------------------------------------------------------
Receive a price return equal to Lehman Brothers CMBS
Investment Grade Index Total Return and pay floating rate
based on 1-month USD LIBOR, minus .35%
Broker, Deutsche Bank AG, London
Expires October 2003                                          30,000,000           $ 845,700
Pay a price return equal to Lehman Brothers CMBS Investment
Grade Index Total Return and receive floating rate based on
1-month USD LIBOR, minus .25%
Broker, Morgan Stanley Capital Services, Inc.
Expires October 2003                                          (30,000,000)          (845,700)
Receive a price return equal to Lehman Brothers CMBS
Investment Grade Index Total Return and pay floating rate
based on 1-month USD LIBOR, minus .40%
Broker, Credit Suisse First Boston International
Expires July 2003                                             12,500,000             352,375

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Schedule of Investments as of June 30, 2003 (Concluded)
--------------------------------------------------------------------------------

                                                               NOTIONAL     UNREALIZED APPRECIATION
                                                                AMOUNT          (DEPRECIATION)
---------------------------------------------------------------------------------------------------
Receive a price return equal to U.S. Treasury Index of the
U.S. Aggregate Index Total Return and pay floating rate
based on 1-month USD LIBOR, minus .20%
Broker, Lehman Brothers Special Finance
Expires December 2003                                         12,000,000             (73,500)
Receive a price return equal to 1-month USD LIBOR and pay a
fixed rate equal to 4.45%
Broker, Lehman Brothers Special Finance
Expires October 2011                                          12,000,000            (824,868)
Receive a price return equal to J.P. Morgan U.S. Agency
Mortgage Index Total Return and pay floating rate based on
1-month USD LIBOR, minus .30%
Broker, JP Morgan Chase Bank
Expires November 2003                                          4,000,000               7,320
Receive floating rate based on 3-month USD LIBOR and pay a
fixed rate of 3.8135%
Broker, JP Morgan Chase Bank
Expires June 2013                                             (7,800,000)             34,616
Receive a price return equal to J.P. Morgan U.S. Agency
Mortgage Index Total Return and pay floating rate based on
1-month USD LIBOR, minus .25%
Broker, JP Morgan Chase
Expires January 2004                                          12,000,000              34,128
Receive a price return equal to JP Morgan U.S. Agency
Mortgage Index Total Return and pay floating rate based on
1-month USD LIBOR, minus .30%
Broker, JP Morgan Chase Bank
Expires April 2004                                             8,000,000              22,752
                                                                                   ---------
                                                                                   $(447,177)
                                                                                   =========
---------------------------------------------------------------------------------------------------

 ** Financial futures contracts sold as of June 30, 2003 were as follows:
--------------------------------------------------------------------------------

NUMBER OF                                                     EXPIRATION       FACE       UNREALIZED
CONTRACTS                             ISSUE                      DATE          VALUE        GAINS
----------------------------------------------------------------------------------------------------
    170                Ten Year U.S. Treasury Note Futures  September 2003  $20,000,642    $36,267
----------------------------------------------------------------------------------------------------
TOTAL UNREALIZED GAINS--NET                                                                $36,267
                                                                                           =======
----------------------------------------------------------------------------------------------------

(a) Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(b) All or a portion of security held as collateral in connection with open financial futures contracts.

(c) Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.

(d) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:
--------------------------------------------------------------------------------

                                                                 NET      DIVIDEND/INTEREST
AFFILIATE                                                      ACTIVITY        INCOME
-------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $8,995,500     $    5,496
Merrill Lynch Premier Institutional Fund....................   5,997,000     $    3,564
-------------------------------------------------------------------------------------------

 (e) Security was purchased with the cash proceeds from securities loans.

 (f) Floating rate note.

(g) Restricted securities as to resale. The value of the Fund's investment in restricted securities was $2,400,000, representing 1.0% of net assets.
--------------------------------------------------------------------------------

ISSUE                                                         ACQUISITION DATE      COST       VALUE
-------------------------------------------------------------------------------------------------------
Wachovia Bank Commercial Mortgage Trust, Series 2003-WHL2,
Class A3, 1.348% due 6/15/2013..............................     6/13/2003       $2,400,000  $2,400,000
-------------------------------------------------------------------------------------------------------
TOTAL                                                                            $2,400,000  $2,400,000
                                                                                 ==========  ==========
-------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Large Cap Core Strategy Portfolio
Schedule of Investments as of June 30, 2003                    (in U.S. dollars)
--------------------------------------------------------------------------------

                                SHARES                                                                                    PERCENT OF
INDUSTRIES++                     HELD                                COMMON STOCKS                           VALUE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
AIR & FREIGHT                      50,000        C.H. Robinson Worldwide, Inc. .......................    $  1,778,000        0.8%
LOGISTICS
------------------------------------------------------------------------------------------------------------------------------------
BEVERAGES                         105,000        Coca-Cola Enterprises Inc. ..........................       1,905,750        0.8
                                   76,000        +Constellation Brands, Inc. (Class A)................       2,386,400        1.1
                                                                                                          ------------      -----
                                                                                                             4,292,150        1.9
------------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                      62,000        +Amgen Inc. .........................................       4,119,280        1.8
                                   33,000        +Genentech, Inc. ....................................       2,379,960        1.1
                                   58,000        +Invitrogen Corporation..............................       2,225,460        1.0
                                                                                                          ------------      -----
                                                                                                             8,724,700        3.9
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS                   121,000        J.P. Morgan Chase & Co. .............................       4,135,780        1.8
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS                   66,000        Bank of America Corporation..........................       5,215,980        2.3
                                  138,000        U.S. Bancorp.........................................       3,381,000        1.5
                                                                                                          ------------      -----
                                                                                                             8,596,980        3.8
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &              39,000        +Apollo Group, Inc. (Class A)........................       2,408,640        1.1
SUPPLIES
                                   34,000        +Career Education Corporation........................       2,326,280        1.0
                                  153,000        +Cendant Corporation.................................       2,802,960        1.3
                                   16,000        Deluxe Corporation...................................         716,800        0.3
                                   53,000        H&R Block, Inc. .....................................       2,292,250        1.0
                                                                                                          ------------      -----
                                                                                                            10,546,930        4.7
------------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS                    179,000        +Cisco Systems, Inc. ................................       2,987,510        1.4
EQUIPMENT
                                   91,000        +Emulex Corporation..................................       2,072,070        0.9
                                   65,000        +UTStarcom, Inc. ....................................       2,312,050        1.0
                                                                                                          ------------      -----
                                                                                                             7,371,630        3.3
------------------------------------------------------------------------------------------------------------------------------------
COMPUTERS &                       123,000        +Dell Computer Corporation...........................       3,931,080        1.8
PERIPHERALS
                                   17,000        International Business Machines Corporation..........       1,402,500        0.6
                                   35,000        +Lexmark International Group, Inc. ..................       2,476,950        1.1
                                   38,000        +Storage Technology Corporation......................         978,120        0.4
                                                                                                          ------------      -----
                                                                                                             8,788,650        3.9
------------------------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING             36,000        Ball Corporation.....................................       1,638,360        0.7
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL              74,000        Citigroup Inc. ......................................       3,167,200        1.4
SERVICES
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                        10,000        Verizon Communications...............................         394,500        0.2
TELECOMMUNICATION
SERVICES
------------------------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS                      77,000        +Dean Foods Company..................................       2,425,500        1.1
                                   51,000        General Mills, Inc. .................................       2,417,910        1.1
                                                                                                          ------------      -----
                                                                                                             4,843,410        2.2
------------------------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES                     24,000        Wal-Mart Stores, Inc. ...............................       1,288,080        0.6
RETAILING
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT              57,000        Bausch & Lomb Incorporated...........................       2,137,500        1.0
& SUPPLIES

                                   18,000        Beckman Coulter Inc. ................................         731,520        0.3
                                   66,000        Becton, Dickinson and Company........................       2,564,100        1.1
                                   19,000        C.R. Bard, Inc. .....................................       1,354,890        0.6
                                  206,000        +Cytyc Corporation...................................       2,167,120        1.0
                                   43,000        +St. Jude Medical, Inc. .............................       2,472,500        1.1
                                   40,000        +Varian Medical Systems, Inc. .......................       2,302,800        1.0
                                                                                                          ------------      -----
                                                                                                            13,730,430        6.1
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS              60,000        +AdvancePCS..........................................       2,293,800        1.0
& SERVICES
                                   39,000        Aetna Inc. (New Shares)..............................       2,347,800        1.1
                                   86,000        +DaVita, Inc. .......................................       2,303,080        1.0
                                   33,000        +Express Scripts, Inc. ..............................       2,254,560        1.0
                                   94,000        +Humana Inc. ........................................       1,419,400        0.6
                                   25,000        Omnicare, Inc. ......................................         844,750        0.4
                                   55,000        +Oxford Health Plans, Inc. ..........................       2,311,650        1.0
                                   31,000        +WellPoint Health Networks Inc. .....................       2,613,300        1.2
                                                                                                          ------------      -----
                                                                                                            16,388,340        7.3
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Large Cap Core Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                SHARES                                                                                    PERCENT OF
INDUSTRIES++                     HELD                                COMMON STOCKS                           VALUE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &              77,000        Applebee's International, Inc. ......................    $  2,420,110        1.1%
LEISURE
                                   24,000        International Game Technology........................       2,455,920        1.1
                                                                                                          ------------      -----
                                                                                                             4,876,030        2.2
------------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES                 30,000        Centex Corporation...................................       2,333,700        1.1
                                   80,000        D.R. Horton, Inc. ...................................       2,248,000        1.0
                                   46,000        Fortune Brands, Inc. ................................       2,401,200        1.1
                                   32,000        Lennar Corporation (Class A).........................       2,288,000        1.0
                                    6,000        +NVR, Inc. ..........................................       2,466,000        1.1
                                   37,000        Pulte Corporation....................................       2,281,420        1.0
                                   33,000        The Ryland Group, Inc. ..............................       2,290,200        1.0
                                                                                                          ------------      -----
                                                                                                            16,308,520        7.3
------------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS                  6,000        The Procter & Gamble Company.........................         535,080        0.2
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                        167,000        General Electric Company.............................       4,789,560        2.1
CONGLOMERATES
------------------------------------------------------------------------------------------------------------------------------------
IT SERVICES                        46,000        +Affiliated Computer Services, Inc. (Class A)........       2,103,580        0.9
                                   81,000        +CheckFree Corp. ....................................       2,255,040        1.0
                                   70,000        First Data Corporation...............................       2,900,800        1.3
                                                                                                          ------------      -----
                                                                                                             7,259,420        3.2
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE                          16,000        American International Group, Inc. ..................         882,880        0.4
                                   17,000        Old Republic International Corporation...............         582,590        0.3
                                                                                                          ------------      -----
                                                                                                             1,465,470        0.7
------------------------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT &               109,000        Mattel, Inc. ........................................       2,062,280        0.9
PRODUCTS
------------------------------------------------------------------------------------------------------------------------------------
MULTI-RETAIL                      132,000        Dollar General Corporation...........................       2,410,320        1.1
------------------------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES &                 553,000        +Dynegy Inc. (Class A)...............................       2,322,600        1.0
UNREGULATED POWER
------------------------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS                237,000        +Xerox Corporation...................................       2,509,830        1.1
------------------------------------------------------------------------------------------------------------------------------------
OIL & GAS                         109,000        Exxon Mobil Corporation..............................       3,914,190        1.8
                                   99,000        Marathon Oil Corporation.............................       2,608,650        1.2
                                   56,000        Sunoco, Inc. ........................................       2,113,440        0.9
                                   63,000        Valero Energy Corporation............................       2,288,790        1.0
                                                                                                          ------------      -----
                                                                                                            10,925,070        4.9
------------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                    20,000        +Forest Laboratories, Inc. ..........................       1,095,000        0.5
                                   29,000        Johnson & Johnson....................................       1,499,300        0.6
                                   92,000        Merck & Co., Inc. ...................................       5,570,600        2.5
                                  130,000        Pfizer Inc. .........................................       4,439,500        2.0
                                   63,000        +Watson Pharmaceuticals, Inc. .......................       2,543,310        1.1
                                                                                                          ------------      -----
                                                                                                            15,147,710        6.7
------------------------------------------------------------------------------------------------------------------------------------
ROAD & RAIL                       110,000        Norfolk Southern Corporation.........................       2,112,000        0.9
------------------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &                   52,000        Intel Corporation....................................       1,080,768        0.5
SEMICONDUCTOR
EQUIPMENT

                                   14,000        +National Semiconductor Corporation..................         276,080        0.1
                                                                                                          ------------      -----
                                                                                                             1,356,848        0.6
------------------------------------------------------------------------------------------------------------------------------------
SOFTWARE                           62,000        Adobe Systems Incorporated...........................       1,988,340        0.9
                                  183,000        +BEA Systems, Inc. ..................................       1,987,380        0.9
                                  101,000        +Macromedia, Inc. ...................................       2,125,040        1.0
                                  128,000        Microsoft Corporation................................       3,278,080        1.5
                                  281,000        +Oracle Corporation..................................       3,377,620        1.5
                                   40,000        +Synopsys, Inc. .....................................       2,474,000        1.1
                                   53,000        +VERITAS Software Corporation........................       1,519,510        0.7
                                                                                                          ------------      -----
                                                                                                            16,749,970        7.6
------------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL                   81,000        +Abercrombie & Fitch Co. (Class A)...................       2,301,210        1.0
                                  146,000        +AutoNation, Inc. ...................................       2,295,120        1.0
                                  150,000        The Gap, Inc. .......................................       2,814,000        1.3
                                  115,000        +Staples, Inc. ......................................       2,110,250        0.9
                                                                                                          ------------      -----
                                                                                                             9,520,580        4.2
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Large Cap Core Strategy Portfolio
Schedule of Investments as of June 30, 2003 (Concluded)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                SHARES                                                                                    PERCENT OF
INDUSTRIES++                     HELD                                COMMON STOCKS                           VALUE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL &                50,000        +Coach, Inc. ........................................    $  2,487,000        1.1%
LUXURY GOODS
                                   30,000        +Columbia Sportswear Company.........................       1,542,300        0.7
                                    9,000        Liz Claiborne, Inc. .................................         317,250        0.1
                                   63,000        +Reebok International Ltd. ..........................       2,118,690        1.0
                                                                                                          ------------      -----
                                                                                                             6,465,240        2.9
------------------------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE                 36,000        Countrywide Credit Industries, Inc. .................       2,504,520        1.1
FINANCE
                                   53,000        Fannie Mae...........................................       3,574,320        1.6
                                   29,000        Golden West Financial Corporation....................       2,320,290        1.0
                                   47,000        GreenPoint Financial Corp. ..........................       2,394,180        1.1
                                   84,000        New York Community Bancorp, Inc. ....................       2,443,560        1.1
                                   84,000        Washington Mutual, Inc. .............................       3,469,200        1.5
                                                                                                          ------------      -----
                                                                                                            16,706,070        7.4
------------------------------------------------------------------------------------------------------------------------------------
WIRELESS                          323,000        +AT&T Wireless Services Inc. ........................       2,651,830        1.2
TELECOMMUNICATION
SERVICES

                                  146,000        +Nextel Communications, Inc. (Class A)...............       2,639,680        1.2
                                                                                                          ------------      -----
                                                                                                             5,291,510        2.4
------------------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS (COST--$201,606,513)                  224,499,248      100.0
------------------------------------------------------------------------------------------------------------------------------------
                              BENEFICIAL
                               INTEREST/
                              SHARES HELD                        SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
                              $10,078,080        Merrill Lynch Liquidity Series, LLC Money Market
                                                 Series(a)(b).........................................      10,078,080        4.5
                                6,718,720        Merrill Lynch Premier Institutional Fund(a)(b).......       6,718,720        3.0
------------------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
                                                 (COST--$16,796,800)                                        16,796,800        7.5
------------------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS (COST--$218,403,313)...............     241,296,048      107.5
                                                 LIABILITIES IN EXCESS OF OTHER ASSETS................     (16,738,318)      (7.5)
                                                                                                          ------------      -----
                                                 NET ASSETS...........................................    $224,557,730      100.0%
                                                                                                          ============      =====
------------------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.
++ For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
(a) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

-------------------------------------------------------------------------------------------------
                                                                                DIVIDEND/INTEREST
AFFILIATE                                                     NET ACTIVITY           INCOME
-------------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $(2,289,418)           $4,476
Merrill Lynch Premier Institutional Fund....................   (4,248,683)           $3,029
-------------------------------------------------------------------------------------------------

(b) Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of June 30, 2003                    (in U.S. dollars)
--------------------------------------------------------------------------------

                                   FACE                                                       INTEREST     MATURITY
                                  AMOUNT                          ISSUE                        RATE*         DATE        VALUE
----------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--       $ 3,000,000    Canadian Imperial Bank of Commerce, NY.....     2.17%       7/14/2003  $  3,000,981
YANKEE--5.8%                      7,000,000    Canadian Imperial Bank of Commerce, NY+....     1.33        7/15/2004     7,000,000
                                  9,750,000    Nordea Bank Finland, NY PLC+...............     1.235       9/09/2003     9,749,720
                                  5,000,000    Toronto-Dominion Bank, NY..................     1.25        8/14/2003     5,001,439
----------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CERTIFICATES OF DEPOSIT--YANKEE
                                               (COST--$24,749,710)                                                      24,752,140
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--50.3%           3,233,000    Amstel Funding Corp. ......................     1.24        7/07/2003     3,232,332
                                  2,230,000    Amstel Funding Corp. ......................     1.25        7/15/2003     2,228,916
                                  6,438,000    Amstel Funding Corp. ......................     1.00        7/21/2003     6,434,423
                                 15,000,000    Aspen Funding Corp. .......................     0.97        7/25/2003    14,990,300
                                 15,000,000    Blue Ridge Asset Funding Corp. ............     1.26        7/07/2003    14,996,850
                                  5,000,000    Blue Ridge Asset Funding Corp. ............     1.00        7/21/2003     4,997,222
                                  1,341,000    Clipper Receivables Corp. .................     1.24        7/10/2003     1,340,581
                                  1,895,000    Clipper Receivables Corp. .................     1.25        7/23/2003     1,893,552
                                  3,232,000    Clipper Receivables Corp. .................     1.03        9/10/2003     3,225,213
                                 10,000,000    Comision Federal de Electricidad...........     1.08        8/11/2003     9,987,700
                                  3,627,000    Danske Corp. ..............................     1.22        7/07/2003     3,626,250
                                 11,000,000    Delaware Funding Corp. ....................     1.05        7/18/2003    10,994,546
                                  5,170,000    Delaware Funding Corp. ....................     1.00        7/22/2003     5,166,984
                                  2,500,000    Edison Asset Securitization, LLC...........     1.20        7/02/2003     2,499,914
                                    375,000    Eureka Securitization Inc. ................     1.21        8/05/2003       374,559
                                 10,000,000    General Electric Capital Corp. ............     1.00        8/04/2003     9,990,556
                                  3,000,000    Goldman Sachs Group, Inc.+.................     1.29       10/09/2003     2,991,162
                                 10,000,000    Goldman Sachs Group, Inc.+.................     1.274      10/10/2003    10,000,000
                                 12,929,000    Greyhawk Funding, LLC......................     1.20        7/18/2003    12,921,674
                                  2,000,000    HBOS Treasury Services PLC.................     1.25        7/02/2003     1,999,931
                                  5,326,000    International Lease Finance Corporation....     1.25        7/16/2003     5,323,270
                                  9,663,000    Jupiter Securitization Corp. ..............     1.00        7/18/2003     9,658,437
                                  5,293,000    Newport Funding Corporation................     1.22        7/01/2003     5,293,000
                                  3,264,000    Newport Funding Corporation................     1.22        7/03/2003     3,263,775
                                  1,639,000    Old Line Funding Corp. ....................     1.21        7/31/2003     1,637,347
                                 10,000,000    PB Finance Inc. (Delaware).................     1.11        9/12/2003     9,978,410
                                  4,210,000    San Paolo IMI US Financial Company.........     1.20        7/02/2003     4,209,855
                                 10,000,000    Sheffield Receivables Corporation..........     1.25        7/02/2003     9,999,681
                                 15,000,000    Societe Generale, Inc. NA..................     1.05        9/24/2003    14,961,060
                                 10,000,000    Tulip Funding Corp. .......................     1.10        7/15/2003     9,995,722
                                 10,000,000    Tulip Funding Corp. .......................     1.05        8/07/2003     9,989,208
                                  7,940,000    UBS Finance (Delaware) Inc. ...............     1.31        7/01/2003     7,940,000
----------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL COMMERCIAL PAPER (COST--$216,152,351)                             216,142,430
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES--1.6%             2,000,000    Holmes (Number 6) PLC+.....................     1.18       10/15/2003     2,000,000
                                  5,000,000    National City Bank of Ohio+................     1.25        2/26/2004     5,003,301
----------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL CORPORATE NOTES (COST--$7,003,301)                                  7,003,301
----------------------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--8.7%          3,000,000    GE Life and Annuity Assurance Co.+.........     1.37       10/01/2003     3,000,000
                                  9,000,000    Jackson National Life Insurance Co.+.......     1.40        5/03/2004     9,000,000
                                  5,000,000    Monumental Life Insurance Company+.........     1.465      11/14/2003     5,000,000
                                 10,500,000    Monumental Life Insurance Company+.........     1.48        5/24/2004    10,500,000
                                  5,000,000    New York Life Insurance Company+...........     1.38        5/28/2004     5,000,000
                                  5,000,000    The Travelers Insurance Company+...........     1.38        3/01/2004     5,000,000
----------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL FUNDING AGREEMENTS
                                               (COST--$37,500,000)                                                      37,500,000
----------------------------------------------------------------------------------------------------------------------------------
MEDIUM-TERM NOTES--8.9%           1,500,000    BMW US Capital Group+......................     1.263      12/10/2003     1,500,000
                                  9,000,000    CC (USA) Inc. (Centauri)+..................     1.08        2/20/2004     9,000,000
                                  7,000,000    General Electric Capital Corp.+............     1.17        7/16/2004     7,000,000
                                  1,200,000    Goldman Sachs Group, Inc.+.................     1.539       7/13/2004     1,200,000
                                  7,500,000    Morgan Stanley+............................     1.41        7/15/2004     7,500,000
                                  5,000,000    Salomon, Smith Barney Holdings, Inc.+......     1.60        7/24/2003     5,000,847
                                  7,000,000    Sigma Finance Inc.+........................     1.08        2/25/2004     7,000,000
----------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL MEDIUM-TERM NOTES (COST--$38,200,927)                              38,200,847
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of June 30, 2003 (Concluded)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                   FACE                                                       INTEREST     MATURITY
                                  AMOUNT                          ISSUE                        RATE*         DATE        VALUE
----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT, AGENCY &       $ 3,400,000    Federal Farm Credit Bank+..................     1.02%       2/28/2005  $  3,399,434
INSTRUMENTALITY                   5,000,000    Federal Farm Credit Bank+..................     0.978       2/21/2006     4,997,356
  OBLIGATIONS--
NON-DISCOUNT--25.1%               3,000,000    Federal Home Loan Bank+....................     1.11       11/07/2003     3,000,555
                                  4,400,000    Federal Home Loan Bank+....................     1.11       12/04/2003     4,401,285
                                  2,600,000    Federal Home Loan Bank+....................     0.935      12/29/2003     2,599,935
                                  2,600,000    Federal Home Loan Bank+....................     1.114       1/02/2004     2,600,182
                                  8,000,000    Federal Home Loan Bank+....................     1.193       1/06/2004     7,998,433
                                  1,650,000    Federal Home Loan Bank.....................     1.40       5/10/2004..    1,650,198
                                  2,400,000    Federal Home Loan Bank.....................     1.40        5/28/2004     2,400,732
                                  1,500,000    Federal Home Loan Bank.....................     3.375       6/15/2004     1,531,688
                                  2,900,000    Federal Home Loan Bank+....................     1.01        8/19/2004     2,899,340
                                  3,700,000    Federal Home Loan Bank.....................     2.00       11/15/2004     3,739,312
                                  1,400,000    Federal Home Loan Bank+....................     1.579       1/21/2005     1,400,659
                                  1,500,000    Federal Home Loan Bank.....................     1.875       2/15/2005     1,513,496
                                  1,500,000    Federal Home Loan Bank.....................     4.375       2/15/2005     1,573,482
                                  4,600,000    Federal Home Loan Bank.....................     1.625       4/15/2005     4,621,091
                                  1,600,000    Federal Home Loan Bank.....................     1.42        6/30/2005     1,598,749
                                  2,600,000    Federal Home Loan Mortgage Corporation.....     3.25        1/15/2004     2,630,506
                                  1,400,000    Federal Home Loan Mortgage Corporation.....     3.75        4/15/2004     1,428,872
                                  2,970,000    Federal Home Loan Mortgage Corporation.....     2.125       4/28/2005     2,979,281
                                  2,000,000    Federal National Mortgage Association......     4.00        8/15/2003     2,007,147
                                  5,700,000    Federal National Mortgage Association+.....     1.07        1/14/2004     5,700,000
                                  9,000,000    Federal National Mortgage Association+.....     0.885       5/27/2004     8,996,311
                                  3,900,000    Federal National Mortgage Association......     1.30        6/28/2004     3,901,217
                                  2,000,000    Federal National Mortgage Association......     2.46        8/19/2004     2,003,586
                                  1,500,000    Federal National Mortgage Association......     2.50       10/01/2004     1,505,118
                                 10,000,000    Federal National Mortgage Association+.....     1.00       10/28/2004     9,996,014
                                  1,000,000    Federal National Mortgage Association......     2.65       11/04/2004     1,005,000
                                    975,000    Federal National Mortgage Association......     2.00        4/22/2005       977,742
                                  9,850,000    Student Loan Marketing Association+........     1.05        2/12/2004     9,848,799
                                  2,000,000    Student Loan Marketing Association.........     3.375       7/15/2004     2,046,784
                                    900,000    U.S. Treasury Notes........................     2.125       8/31/2004       911,003
----------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. GOVERNMENT, AGENCY &
                                               INSTRUMENTALITY OBLIGATIONS--NON-DISCOUNT
                                               (COST--$107,713,210)                                                    107,863,307
----------------------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$431,319,499)--100.4%...............                             431,462,025
                                               LIABILITIES IN EXCESS OF OTHER
                                               ASSETS--(0.4%).............................                              (1,589,278)
                                                                                                                      ------------
                                               NET ASSETS--100.0%.........................                            $429,872,747
                                                                                                                      ============
----------------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain U.S. Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio. Other securities bear interest at the rates shown payable at fixed rates or upon maturity. Interest rates on variable securities are adjusted periodically based upon appropriated indexes. The interest rates shown are the rates in effect at June 30, 2003.
+ Variable rate notes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Natural Resources Portfolio
Schedule of Investments as of June 30, 2003                    (in U.S. dollars)
--------------------------------------------------------------------------------

                                SHARES                                                                                    PERCENT OF
INDUSTRIES++                     HELD                                COMMON STOCKS                            VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
CANADIAN                         21,700          +Atlas Energy Ltd. ...................................    $    51,904        0.3%
INDEPENDENTS                     16,000          +Baytex Energy Ltd. ..................................        133,652        0.8%
                                  3,500          Canadian Natural Resources Ltd. ......................        138,454        0.8
                                 25,000          +Canadian Superior Energy, Inc. ......................         29,255        0.2
                                 24,800          +Cequel Energy Inc. ..................................        122,289        0.7
                                 17,700          +Clear Energy Inc. ...................................         39,080        0.2
                                 13,500          +Compton Petroleum Corporation........................         58,421        0.3
                                 53,000          +Crescent Point Energy Ltd. 'A'.......................        241,840        1.4
                                 29,000          +Devlan Exploration Inc. .............................         45,888        0.3
                                 24,826          EnCana Corp. .........................................        944,621        5.5
                                  5,800          Husky Energy Inc. ....................................         74,701        0.4
                                 77,000          +Impact Energy Inc. ..................................         92,938        0.5
                                  3,000          Niko Resources Ltd. ..................................         59,062        0.3
                                 20,200          +Olympia Energy Inc. .................................         57,236        0.3
                                  3,600          +Penn West Petroleum Ltd. ............................        115,253        0.7
                                  7,300          Petro-Canada..........................................        289,905        1.7
                                 31,000          +Progress Energy Ltd. ................................        225,869        1.3
                                 23,096          +Rider Resources Ltd. ................................         56,943        0.3
                                 16,200          Suncor Energy, Inc. ..................................        302,122        1.8
                                 23,500          +TUSK Energy Inc. ....................................         63,647        0.3
                                  5,500          Talisman Energy Inc. .................................        248,942        1.4
                                 18,500          +Thunder Energy Inc. .................................         84,416        0.5
                                                                                                           -----------      -----
                                                                                                             3,476,438       20.0
------------------------------------------------------------------------------------------------------------------------------------
CHEMICALS                         4,200          Celanese AG...........................................        100,800        0.6
                                  1,400          Praxair, Inc. ........................................         84,140        0.5
                                                                                                           -----------      -----
                                                                                                               184,940        1.1
------------------------------------------------------------------------------------------------------------------------------------
INTEGRATED OIL & GAS              2,000          BP Amoco PLC (ADR)*...................................         84,040        0.5
                                  4,457          ChevronTexaco Corporation.............................        321,795        1.9
                                  5,191          ConocoPhillips........................................        284,467        1.6
                                  1,100          ENI SpA (ADR)*........................................         83,644        0.5
                                 11,108          Exxon Mobil Corporation...............................        398,888        2.3
                                  3,300          Marathon Oil Corporation..............................         86,955        0.5
                                 17,800          Murphy Oil Corporation................................        936,280        5.4
                                  4,200          Valero Energy Corporation.............................        152,586        0.9
                                                                                                           -----------      -----
                                                                                                             2,348,655       13.6
------------------------------------------------------------------------------------------------------------------------------------
METALS & MINING                   7,200          Agnico-Eagle Mines Limited............................         83,520        0.5
                                  3,800          Alcan Aluminium Ltd. .................................        118,902        0.7
                                  3,476          Alcoa Inc. ...........................................         88,638        0.5
                                 24,100          Alumina Limited.......................................         65,782        0.4
                                  7,500          Aluminum Corporation of China Limited (ADR)*..........        166,800        1.0
                                  2,500          Arch Coal, Inc. ......................................         57,450        0.3
                                  5,000          Barrick Gold Corporation..............................         88,280        0.5
                                  4,700          CONSOL Energy Inc. ...................................        106,878        0.6
                                  1,700          Companhia Vale do Rio Doce (ADR)*.....................         50,422        0.3
                                 51,900          +Eldorado Gold Corporation............................         90,145        0.5
                                  8,700          +Glamis Gold Ltd. ....................................         97,773        0.6
                                 18,000          Newcrest Mining Limited...............................         92,349        0.5
                                  2,700          Newmont Mining Corporation............................         87,642        0.5
                                  7,200          Placer Dome Inc. .....................................         87,433        0.5
                                 24,100          +WMC Resources Limited................................         56,731        0.3
                                                                                                           -----------      -----
                                                                                                             1,338,745        7.7
------------------------------------------------------------------------------------------------------------------------------------
OIL & GAS DRILLING               64,700          +Drillers Technology Corp. ...........................         66,664        0.4
                                  6,400          ENSCO International Incorporated......................        172,160        1.0
                                  6,300          Ensign Resource Service Group, Inc. ..................         93,660        0.5
                                  6,614          GlobalSantaFe Corporation.............................        154,371        0.9
                                  6,600          Helmerich & Payne, Inc. ..............................        192,720        1.1
                                  2,400          +Nabors Industries, Ltd. .............................         94,920        0.6
                                  8,600          +National-Oilwell, Inc. ..............................        189,200        1.1
                                  6,700          +Noble Corporation....................................        229,810        1.3
                                  2,200          +Patterson-UTI Energy, Inc. ..........................         71,280        0.4
                                  2,300          +Precision Drilling Corporation (NY Registered                 86,025        0.5
                                                 Shares)...............................................
                                  3,500          +Precision Drilling Corporation.......................        132,160        0.8
                                  7,600          +Rowan Companies, Inc. ...............................        170,240        1.0

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Natural Resources Portfolio
Schedule of Investments as of June 30, 2003 (Continued)        (in U.S. dollars)
--------------------------------------------------------------------------------

                                SHARES                                                                                    PERCENT OF
INDUSTRIES++                     HELD                                COMMON STOCKS                            VALUE       NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
OIL & GAS DRILLING               22,900          Saipem SpA............................................    $   171,642        1.0%
(CONCLUDED)                       6,500          +Transocean Inc. .....................................        142,805        0.8
                                                                                                           -----------      -----
                                                                                                             1,967,657       11.4
------------------------------------------------------------------------------------------------------------------------------------
OIL & GAS EQUIPMENT              13,000          +BJ Services Company..................................        485,680        2.8
& SERVICES                        8,900          Baker Hughes Incorporated.............................        298,773        1.7
                                  4,000          +Cooper Cameron Corporation...........................        201,520        1.2
                                 13,000          +FMC Technologies, Inc. ..............................        273,650        1.6
                                  4,600          +Grant Prideco, Inc. .................................         54,050        0.3
                                  4,000          Halliburton Company...................................         92,000        0.5
                                  3,300          +Lone Star Technology.................................         69,894        0.4
                                 12,200          +Oil States International, Inc. ......................        147,620        0.9
                                  3,700          Schlumberger Limited..................................        176,009        1.0
                                  6,600          +Smith International, Inc. ...........................        242,484        1.4
                                  8,925          +Technip-Coflexip SA (ADR)*...........................        195,011        1.1
                                 15,200          +Tesco Corporation....................................        144,085        0.8
                                  2,200          Tidewater Inc. .......................................         64,614        0.4
                                  7,100          +Weatherford International Ltd. ......................        297,490        1.7
                                                                                                           -----------      -----
                                                                                                             2,742,880       15.8
------------------------------------------------------------------------------------------------------------------------------------
OIL & GAS EXPLORATION               800          Anadarko Petroleum Corporation........................         35,576        0.2
& PRODUCTION                      7,959          Apache Corporation....................................        517,813        3.0
                                  5,140          Burlington Resources Inc. ............................        277,920        1.6
                                  6,000          CNOOC Limited (ADR)*..................................        178,200        1.0
                                  3,507          +Cimarex Energy Co. ..................................         83,291        0.5
                                 13,187          Devon Energy Corporation..............................        704,186        4.1
                                 17,200          EOG Resources, Inc. ..................................        719,648        4.2
                                  6,000          +Energy Partners, Ltd. ...............................         69,300        0.4
                                  6,600          +Forest Oil Corporation...............................        165,792        1.0
                                  3,379          Kerr-McGee Corporation................................        151,379        0.9
                                  2,300          +Newfield Exploration Company.........................         86,365        0.5
                                  3,800          Noble Energy, Inc. ...................................        143,640        0.8
                                 10,500          +Pioneer Natural Resources Company....................        274,050        1.6
                                 11,400          Pogo Producing Company................................        487,350        2.8
                                  2,900          Total Fina SA (ADR)*..................................        219,820        1.3
                                  5,800          Unocal Corporation....................................        166,402        1.0
                                                                                                           -----------      -----
                                                                                                             4,280,732       24.9
------------------------------------------------------------------------------------------------------------------------------------
PAPER                             7,300          Domtar, Inc. .........................................         79,514        0.5
                                 18,400          Sappi Limited (ADR)*..................................        227,240        1.3
                                                                                                           -----------      -----
                                                                                                               306,754        1.8
------------------------------------------------------------------------------------------------------------------------------------
PIPELINES                         7,000          Equitable Resources, Inc. ............................        285,180        1.6
------------------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS (COST--$13,879,962)                    16,931,981       97.9
------------------------------------------------------------------------------------------------------------------------------------
                              BENEFICIAL
                               INTEREST/
                              SHARES HELD                        SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
                               $190,239          Merrill Lynch Liquidity Series, LLC Cash Sweep Series         190,239        1.1
                                                 II(a).................................................
                               $234,001          Merrill Lynch Liquidity Series, LLC Money Market              234,001        1.4
                                                 Series(a)(b)..........................................
                                155,999          Merrill Lynch Premier Institutional Fund(a)(b)........        155,999        0.9
------------------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL SHORT-TERM SECURITIES (COST--$580,239)                  580,239        3.4
------------------------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS (COST--$14,460,201).................     17,512,220      101.3
                                                 LIABILITIES IN EXCESS OF OTHER ASSETS.................       (221,448)      (1.3)
                                                                                                           -----------      -----
                                                 NET ASSETS............................................    $17,290,772      100.0%
                                                                                                           ===========      =====
------------------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.
* American Depositary Receipts (ADR).
++ For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Natural Resources Portfolio
Schedule of Investments as of June 30, 2003 (Concluded)
--------------------------------------------------------------------------------

(a) Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:
--------------------------------------------------------------------------------

                                                                 NET      DIVIDEND/INTEREST
AFFILIATE                                                     ACTIVITY         INCOME
-------------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series II....  $(760,262)       $2,820
Merrill Lynch Liquidity Series, LLC Money Market............  $  59,100           $53
Series Merrill Lynch Premier Institutional Fund.............        898           $35
-------------------------------------------------------------------------------------------

(b) Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Assets and Liabilities as of June 30, 2003
--------------------------------------------------------------------------------

                                                                   BALANCED              CORE            FUNDAMENTAL
                                                                   CAPITAL               BOND              GROWTH
                                                                   STRATEGY            STRATEGY           STRATEGY
                                                                  PORTFOLIO           PORTFOLIO           PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value*+++...................................    $1,142,117,672       $169,513,047       $ 292,800,961
Call options purchased, at value+++++.......................            65,000             32,500                  --
Unrealized appreciation on interest rate swaps--net.........           355,443            165,108                  --
Unrealized appreciation on forward foreign exchange
  contracts.................................................                --                 --                  --
Cash........................................................           981,077            266,205                  --
Foreign cash++++............................................               612                 --                  --
Receivable for securities sold..............................         5,096,896          3,125,527           5,790,382
Interest receivable.........................................         2,591,145          1,372,760              12,271
Dividends receivable........................................           587,439                 --             226,390
Receivable for paydowns.....................................                --                 --                  --
Receivable for capital shares sold..........................                --              2,020                  --
Receivable for variation margin.............................                --             45,239                  --
Receivable for loaned securities............................                --                 --                  --
Receivable for securities lending--net......................             6,608                 --               1,020
Receivable for options written..............................                --                 --                  --
Prepaid expenses and other assets...........................             6,726             43,261               2,320
                                                                --------------       ------------       -------------
  Total assets..............................................     1,151,808,618        174,565,667         298,833,344
                                                                --------------       ------------       -------------
LIABILITIES:
Collateral on securities loaned, at value...................       203,059,000                 --          22,420,000
Unrealized depreciation on interest rate swaps--net.........                --                 --                  --
Reverse repurchase agreements...............................                --                 --                  --
Call options written, at value++............................            50,050             25,025                  --
Payable for securities purchased............................        36,062,322         25,548,737           5,719,291
Payable for custodian bank..................................                --                 --              37,827
Payable for capital shares redeemed.........................           551,218             73,946             206,338
Payable for variation margin................................           449,992                 --                  --
Payable to investment adviser...............................           262,787             42,732              78,025
Payable for other affiliates................................             5,816              1,688               2,321
Accrued expenses and other liabilities......................            46,822            227,941              15,328
                                                                --------------       ------------       -------------
  Total liabilities.........................................       240,488,007         25,920,069          28,479,130
                                                                --------------       ------------       -------------
NET ASSETS..................................................    $  911,320,611       $148,645,598       $ 270,354,214
                                                                ==============       ============       =============
NET ASSETS CONSIST OF:
Common Stock, $.10 par value+...............................    $    7,540,064       $  1,223,507       $   1,606,885
Paid-in capital in excess of par............................     1,091,906,844        140,397,932         456,633,836
                                                                --------------       ------------       -------------
Undistributed investment income--net........................        11,168,713            456,541             666,082
Undistributed (accumulated) realized capital gains (losses)
  on investments and foreign currency transactions--net.....      (165,588,296)         1,366,450        (187,599,290)
Unrealized appreciation (depreciation) on investments and
  foreign currency transactions--net........................       (33,706,714)         5,201,168            (953,299)
                                                                --------------       ------------       -------------
  Total accumulated earnings (losses)--net..................      (188,126,297)         7,024,159        (187,886,507)
                                                                --------------       ------------       -------------
NET ASSETS..................................................    $  911,320,611       $148,645,598       $ 270,354,214
                                                                ==============       ============       =============
Capital shares outstanding..................................        75,400,637         12,235,066          16,068,849
                                                                ==============       ============       =============
Net asset value, offering and redemption price per share....    $        12.09       $      12.15       $       16.82
                                                                ==============       ============       =============
*Identified cost............................................    $1,176,716,216       $164,555,218       $ 293,754,229
                                                                ==============       ============       =============
+Authorized shares..........................................       300,000,000        100,000,000         100,000,000
                                                                ==============       ============       =============
++Premiums received.........................................    $       43,732       $     21,533                  --
                                                                ==============       ============       =============
+++Securities loaned........................................    $  185,808,777                 --       $  21,752,026
                                                                ==============       ============       =============
++++Cost....................................................    $          641                 --                  --
                                                                ==============       ============       =============
+++++Premiums Paid..........................................    $       32,734       $     16,367                  --
                                                                ==============       ============       =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       GLOBAL                     INTERMEDIATE    LARGE CAP
     ALLOCATION        HIGH        GOVERNMENT        CORE           MONEY          NATURAL
      STRATEGY        YIELD           BOND         STRATEGY        RESERVE        RESOURCES
     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
---------------------------------------------------------------------------------------------
    $153,842,522   $102,105,267   $282,397,165   $241,296,048   $  431,462,025   $ 17,512,220
              --             --         63,750             --               --             --
              --             --             --             --               --             --
         181,609             --             --             --               --             --
              --        149,226      4,236,342             --               --             --
       2,000,107             --             --             --               --        148,967
         290,961        333,940      1,817,890      4,870,615               --         17,946
         560,463      1,705,680      1,478,702            314          559,409            612
         249,101         45,531             --        142,185               --         14,774
              --             --        487,968             --               --             --
         110,809             --             34             --           52,472             --
              --             --             --             --               --             --
              --         36,501             --            972               --             --
              --             --             --             --               --             --
              --             --          6,641             --               --             --
             985            576          1,274          1,644       14,967,288            110
    ------------   ------------   ------------   ------------   --------------   ------------
     157,236,557    104,376,721    290,489,766    246,311,778      447,041,194     17,694,629
    ------------   ------------   ------------   ------------   --------------   ------------
       1,445,000             --     14,992,500     16,796,800               --        390,000
              --             --        447,177             --               --             --
              --             --      3,000,000             --               --             --
         444,635             --         34,125             --               --             --
         236,854      2,419,384     38,665,819      4,529,616               --             --
          47,074             --             --        192,438       14,949,746             --
         231,615         17,743        239,346        161,806        2,098,681          4,073
           3,170             --        258,525             --               --             --
          44,195         27,257         67,334         64,286          116,630          4,233
           1,640          1,412          2,183          2,004            3,390            923
          71,734          3,460        226,423          7,098               --          4,628
    ------------   ------------   ------------   ------------   --------------   ------------
       2,525,917      2,469,256     57,933,432     21,754,048       17,168,447        403,857
    ------------   ------------   ------------   ------------   --------------   ------------
    $154,710,640   $101,907,465   $232,556,334   $224,557,730   $  429,872,747   $ 17,290,772
    ============   ============   ============   ============   ==============   ============
    $  1,270,351   $  1,824,478   $  1,971,867   $  1,438,920   $   42,973,022   $    145,151
     176,493,146    143,136,712    221,182,935    288,232,188      386,757,199     14,707,436
    ------------   ------------   ------------   ------------   --------------   ------------
       1,363,430        367,213        430,504        607,738               --         67,914
     (27,890,475)   (37,385,866)     2,487,792    (88,613,851)              --       (682,870)
       3,474,188     (6,035,072)     6,483,236     22,892,735          142,526      3,053,141
    ------------   ------------   ------------   ------------   --------------   ------------
     (23,052,857)   (43,053,725)     9,401,532    (65,113,378)         142,526      2,438,185
    ------------   ------------   ------------   ------------   --------------   ------------
    $154,710,640   $101,907,465   $232,556,334   $224,557,730   $  429,872,747   $ 17,290,772
    ============   ============   ============   ============   ==============   ============
      12,703,508     18,244,778     19,718,672     14,389,195      429,730,221      1,451,507
    ============   ============   ============   ============   ==============   ============
    $      12.18   $       5.59   $      11.79   $      15.61   $         1.00   $      11.91
    ============   ============   ============   ============   ==============   ============
    $150,461,928   $108,140,339   $275,528,300   $218,403,313   $  431,319,499   $ 14,460,201
    ============   ============   ============   ============   ==============   ============
     100,000,000    100,000,000    100,000,000    100,000,000      900,000,000    100,000,000
    ============   ============   ============   ============   ==============   ============
    $    292,121             --   $     27,761             --               --             --
    ============   ============   ============   ============   ==============   ============
    $  1,393,097             --   $  9,706,950   $ 16,283,747               --   $    373,600
    ============   ============   ============   ============   ==============   ============
    $  1,988,170             --             --             --               --   $    147,788
    ============   ============   ============   ============   ==============   ============
              --             --   $     32,105             --               --             --
    ============   ============   ============   ============   ==============   ============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Operations for the Six Months Ended June 30, 2003
--------------------------------------------------------------------------------

                                                                  BALANCED            CORE          FUNDAMENTAL
                                                                  CAPITAL             BOND             GROWTH
                                                                  STRATEGY          STRATEGY          STRATEGY
                                                                 PORTFOLIO         PORTFOLIO         PORTFOLIO
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest....................................................    $  7,749,378       $3,195,171       $     60,643
Dividends*..................................................       5,131,338               --          1,134,420
Securities lending--net.....................................          79,168               --             13,768
                                                                ------------       ----------       ------------
  Total income..............................................      12,959,884        3,195,171          1,208,831
                                                                ------------       ----------       ------------
EXPENSES:
Investment advisory fees....................................       1,457,192          246,513            434,220
Accounting services.........................................         142,532           23,485             42,355
Professional fees...........................................          38,884           11,756             15,357
Custodian fees..............................................          22,846           14,268             13,708
Printing and shareholder reports............................          26,076            4,171              7,776
Directors' fees and expenses................................          15,767            2,603              4,778
Pricing services............................................           9,989           11,720              2,656
Transfer agent fees.........................................           2,408            2,322              2,406
Interest expense............................................              --               --                 --
Other.......................................................          15,826            6,053              6,316
                                                                ------------       ----------       ------------
Total expenses before reimbursement.........................       1,731,520          322,891            529,572
Reimbursement of expenses...................................              --               --                 --
                                                                ------------       ----------       ------------
Total expenses after reimbursement..........................       1,731,520          322,891            529,572
                                                                ------------       ----------       ------------
Investment income--net......................................      11,228,364        2,872,280            679,259
                                                                ------------       ----------       ------------
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS &
FOREIGN CURRENCY TRANSACTIONS--NET:
Realized gain (loss) on investments--net....................     (27,746,410)       3,385,869        (32,929,100)
Realized gain (loss) on foreign currency
  transactions--net.........................................          12,566               --               (816)
Change in unrealized appreciation/depreciation on
  investments--net..........................................      93,577,814           79,093         53,206,030
Change in unrealized appreciation/depreciation on foreign
  currency transactions--net................................         (12,414)              --                (31)
                                                                ------------       ----------       ------------
Total realized and unrealized gain (loss) on investments and
  foreign currency transactions--net........................      65,831,556        3,464,962         20,276,083
                                                                ------------       ----------       ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $ 77,059,920       $6,337,242       $ 20,955,342
                                                                ============       ==========       ============
*Net of foreign withholding tax.............................    $     78,331               --       $      4,806
                                                                ============       ==========       ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      GLOBAL                    INTERMEDIATE    LARGE CAP
    ALLOCATION       HIGH        GOVERNMENT       CORE         MONEY       NATURAL
     STRATEGY        YIELD          BOND        STRATEGY      RESERVE     RESOURCES
     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO    PORTFOLIO
------------------------------------------------------------------------------------
    $ 1,376,462   $ 3,796,300   $ 4,639,511    $     1,148   $3,135,687   $    2,817
        997,017       145,282            --      1,057,517           --      105,998
          1,101            --         9,030          7,505           --           88
    -----------   -----------   -----------    -----------   ----------   ----------
      2,374,580     3,941,582     4,648,541      1,066,170    3,135,687      108,903
    -----------   -----------   -----------    -----------   ----------   ----------
        235,019       153,149       395,940        345,490      753,455       27,124
         22,927        15,797        39,546         35,826       75,620        2,777
         15,012         8,405        11,908         13,795       22,452        4,348
         24,793         5,719        18,896         17,477       11,017        5,406
          4,190         2,480         7,080          6,582       13,777          524
          2,560         1,596         4,383          4,003        8,480          374
          2,469         6,735         6,271             --        1,324          640
          2,409         2,380         2,437          2,556        2,472        2,569
             --            --           130             --           --           --
          6,619         3,467         7,625          5,231        6,633        2,973
    -----------   -----------   -----------    -----------   ----------   ----------
        315,998       199,728       494,216        430,960      895,230       46,735
           (597)           --            --             --           --       (6,362)
    -----------   -----------   -----------    -----------   ----------   ----------
        315,401       199,728       494,216        430,960      895,230       40,373
    -----------   -----------   -----------    -----------   ----------   ----------
      2,059,179     3,741,854     4,154,325        635,210    2,240,457       68,530
    -----------   -----------   -----------    -----------   ----------   ----------
     (2,345,224)   (4,532,018)    4,416,918     (3,003,630)       4,616      108,261
      1,309,598            --            --             --           --       (2,572)
     19,542,924    13,242,362    (1,522,028)    27,210,454      (96,233)   1,826,959
        271,805            --            --             --           --        1,133
    -----------   -----------   -----------    -----------   ----------   ----------
     18,779,103     8,710,344     2,894,890     24,206,824      (91,617)   1,933,781
    -----------   -----------   -----------    -----------   ----------   ----------
    $20,838,282   $12,452,198   $ 7,049,215    $24,842,034   $2,148,840   $2,002,311
    ===========   ===========   ===========    ===========   ==========   ==========
    $    67,825            --            --             --           --   $    6,245
    ===========   ===========   ===========    ===========   ==========   ==========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                          BALANCED CAPITAL
                                                                         STRATEGY PORTFOLIO
                                                                  --------------------------------
                                                                  FOR THE SIX          FOR THE
                                                                  MONTHS ENDED        YEAR ENDED
                                                                    JUNE 30,         DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                    2003               2002
--------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................      $11,228,364       $   28,636,193
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................      (27,733,844)         (80,024,142)
Change in unrealized appreciation/depreciation on
  investments--net..........................................       93,577,814          (86,996,174)
Change in unrealized appreciation/depreciation on foreign
  currency transactions--net................................          (12,414)              35,678
                                                                  ------------      --------------
Net increase (decrease) in net assets resulting from
  operations................................................       77,059,920         (138,348,445)
                                                                  ------------      --------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net......................................               --          (28,774,932)
In excess of investment income--net.........................               --                   --
Realized gain on investments--net...........................               --                   --
In excess of realized gain on investments--net..............               --                   --
                                                                  ------------      --------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................               --          (28,774,932)
                                                                  ------------      --------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................      (46,496,873)         (98,914,005)
                                                                  ------------      --------------
NET ASSETS:
Total increase (decrease) in net assets.....................       30,563,047         (266,037,382)
Beginning of period.........................................      880,757,564        1,146,794,946
                                                                  ------------      --------------
End of period*..............................................      $911,320,611      $  880,757,564
                                                                  ============      ==============
 * Undistributed (accumulated) investment income
  (loss)--net...............................................      $11,168,713       $      (59,651)
                                                                  ============      ==============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             CORE BOND                 FUNDAMENTAL GROWTH             GLOBAL ALLOCATION
        STRATEGY PORTFOLIO             STRATEGY PORTFOLIO            STRATEGY PORTFOLIO
    ---------------------------   ----------------------------   ---------------------------
    FOR THE SIX      FOR THE      FOR THE SIX       FOR THE      FOR THE SIX      FOR THE
    MONTHS ENDED    YEAR ENDED    MONTHS ENDED    YEAR ENDED     MONTHS ENDED    YEAR ENDED
      JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,      JUNE 30,     DECEMBER 31,
        2003           2002           2003           2002            2003           2002
--------------------------------------------------------------------------------------------
    $ 2,872,280    $ 6,554,332    $   679,259    $   1,299,450   $ 2,059,179    $  4,528,073
      3,385,869      1,266,297    (32,929,916)     (68,128,223)   (1,035,626)    (11,558,406)
         79,093      5,258,960     53,206,030      (49,298,010)   19,542,924      (5,203,032)
             --             --            (31)             721       271,805        (704,341)
    ------------   ------------   ------------   -------------   ------------   ------------
      6,337,242     13,079,589     20,955,342     (116,126,062)   20,838,282     (12,937,706)
    ------------   ------------   ------------   -------------   ------------   ------------
     (3,043,371)    (6,635,686)            --       (1,299,524)     (172,481)     (5,751,926)
             --             --             --               --            --              --
             --             --             --               --            --              --
             --             --             --               --            --              --
    ------------   ------------   ------------   -------------   ------------   ------------
     (3,043,371)    (6,635,686)            --       (1,299,524)     (172,481)     (5,751,926)
    ------------   ------------   ------------   -------------   ------------   ------------
       (148,314)     8,954,416    (13,657,245)     (36,876,002)   (3,832,512)    (10,008,238)
    ------------   ------------   ------------   -------------   ------------   ------------
      3,145,557     15,398,319      7,298,097     (154,301,588)   16,833,289     (28,697,870)
    145,500,041    130,101,722    263,056,117      417,357,705   137,877,351     166,575,221
    ------------   ------------   ------------   -------------   ------------   ------------
    $148,645,598   $145,500,041   $270,354,214   $ 263,056,117   $154,710,640   $137,877,351
    ============   ============   ============   =============   ============   ============
    $   456,541    $   627,632    $   666,082    $     (13,177)  $ 1,363,430    $   (523,268)
    ============   ============   ============   =============   ============   ============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                       HIGH YIELD PORTFOLIO
                                                                  ------------------------------
                                                                  FOR THE SIX         FOR THE
                                                                  MONTHS ENDED       YEAR ENDED
                                                                    JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                    2003              2002
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................      $ 3,741,854       $  7,470,024
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................       (4,532,018)       (12,054,688)
Change in unrealized appreciation/depreciation on
  investments--net..........................................       13,242,362          3,540,622
Change in unrealized appreciation/depreciation on foreign
  currency transactions--net................................               --                 --
                                                                  ------------      ------------
Net increase (decrease) in net assets resulting from
  operations................................................       12,452,198         (1,044,042)
                                                                  ------------      ------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net......................................       (3,999,427)        (7,729,182)
In excess of investment income--net.........................               --                 --
Realized gain on investments--net...........................               --                 --
In excess of realized gain on investments--net..............               --                 --
                                                                  ------------      ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................       (3,999,427)        (7,729,182)
                                                                  ------------      ------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................        7,267,103         18,155,291
                                                                  ------------      ------------
NET ASSETS:
Total increase (decrease) in net assets.....................       15,719,874          9,382,067
Beginning of period.........................................       86,187,591         76,805,524
                                                                  ------------      ------------
End of period*..............................................      $101,907,465      $ 86,187,591
                                                                  ============      ============
 * Undistributed (accumulated) investment income
  (loss)--net...............................................      $   367,213       $    624,786
                                                                  ============      ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      INTERMEDIATE GOVERNMENT
          BOND PORTFOLIO          LARGE CAP CORE STRATEGY PORTFOLIO     MONEY RESERVE PORTFOLIO
    ---------------------------   ---------------------------------   ---------------------------
    FOR THE SIX      FOR THE        FOR THE SIX         FOR THE       FOR THE SIX      FOR THE
    MONTHS ENDED    YEAR ENDED     MONTHS ENDED       YEAR ENDED      MONTHS ENDED    YEAR ENDED
      JUNE 30,     DECEMBER 31,      JUNE 30,        DECEMBER 31,       JUNE 30,     DECEMBER 31,
        2003           2002            2003              2002             2003           2002
-------------------------------------------------------------------------------------------------
    $ 4,154,325    $10,200,793     $    635,210      $  1,982,540     $ 2,240,457    $  8,166,947
      4,416,918      5,608,564       (3,003,630)      (26,021,718)          4,616          18,377
     (1,522,028)     5,272,637       27,210,454       (25,844,549)        (96,233)       (504,716)
             --             --               --               121              --              --
    ------------   ------------    ------------      ------------     ------------   ------------
      7,049,215     21,081,994       24,842,034       (49,883,606)      2,148,840       7,680,608
    ------------   ------------    ------------      ------------     ------------   ------------
     (4,621,194)   (10,242,529)              --        (2,010,012)     (2,240,457)     (8,166,947)
             --             --               --                --          (4,616)        (18,377)
             --             --               --                --              --              --
             --             --               --                --              --              --
    ------------   ------------    ------------      ------------     ------------   ------------
     (4,621,194)   (10,242,529)              --        (2,010,012)     (2,245,073)     (8,185,324)
    ------------   ------------    ------------      ------------     ------------   ------------
     (9,676,079)     3,310,570       (6,644,568)      (29,040,607)    (36,016,662)    (43,496,095)
    ------------   ------------    ------------      ------------     ------------   ------------
     (7,248,058)    14,150,035       18,197,466       (80,934,225)    (36,112,895)    (44,000,811)
    239,807,856    225,657,821      206,360,264       287,294,489     465,985,642     509,986,453
    ------------   ------------    ------------      ------------     ------------   ------------
    $232,559,798   $239,807,856    $224,557,730      $206,360,264     $429,872,747   $465,985,642
    ============   ============    ============      ============     ============   ============
    $   430,504    $   897,373     $    607,738      $    (27,472)             --              --
    ============   ============    ============      ============     ============   ============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets (Concluded)
--------------------------------------------------------------------------------

                                                                   NATURAL RESOURCES PORTFOLIO
                                                                  ------------------------------
                                                                  FOR THE SIX         FOR THE
                                                                  MONTHS ENDED       YEAR ENDED
                                                                    JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                    2003              2002
------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................      $    68,530       $   104,240
Realized gain (loss) on investments and foreign currency
  transactions--net.........................................          105,689          (453,459)
Change in unrealized appreciation/depreciation on
  investments--net..........................................        1,826,959           461,543
Change in unrealized appreciation/depreciation on foreign
  currency transactions--net................................            1,133                23
                                                                  -----------       -----------
Net increase (decrease) in net assets resulting from
  operations................................................        2,002,311           112,347
                                                                  -----------       -----------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net......................................               --          (102,001)
In excess of investment income--net:........................               --                --
Realized gain on investments--net...........................               --                --
In excess of realized gain on investments--net..............               --                --
                                                                  -----------       -----------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................               --          (102,001)
                                                                  -----------       -----------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions........................................         (770,214)           87,885
                                                                  -----------       -----------
NET ASSETS:
Total increase (decrease) in net assets.....................        1,232,097            98,231
Beginning of period.........................................       16,058,675        15,960,444
                                                                  -----------       -----------
End of period*..............................................      $17,290,772       $16,058,675
                                                                  ===========       ===========
 * Undistributed (accumulated) investment income
  (loss)--net...............................................      $    67,914       $      (616)
                                                                  ===========       ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statement of Cash Flows
--------------------------------------------------------------------------------

                                                                   FOR THE SIX
                                                                  MONTHS ENDED
                                                                    JUNE 30,
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                                2003
-------------------------------------------------------------------------------
CASH PROVIDED BY OPERATING ACTIVITIES:
Net increase net assets resulting from operations...........      $   7,049,215
Adjustments to reconcile net increase in net assets
  resulting from operations to net cash provided by
  operating activities:
  Decrease in receivables...................................            365,535
  Increase in other liabilities.............................            509,337
  Realized and unrealized gain on investments--net..........         (2,894,890)
  Amortization of premium and discount......................          1,561,018
                                                                  -------------
Net cash provided by operating activities...................          6,590,215
                                                                  -------------
CASH PROVIDED BY INVESTING ACTIVITIES:
Proceeds and paydowns from sales of long-term securities....        357,107,416
Purchases of long-term securities...........................       (377,341,689)
Proceeds from sales and maturities of
  short-investments--net....................................         29,704,501
Termination of swap and futures contracts...................           (503,660)
                                                                  -------------
Net cash provided by investing activities...................          8,966,568
                                                                  -------------
CASH USED FOR FINANCING ACTIVITIES:
Cash receipts from issuance of capital stock................          9,686,146
Repayments of borrowings--net...............................          3,000,000
Cash payments on capital shares redeemed....................        (24,006,587)
                                                                  -------------
Net cash used for financing activities......................        (11,320,441)
                                                                  -------------
CASH:
Net increase in cash........................................          4,236,342
Cash at beginning of period.................................                 --
                                                                  -------------
Cash at end of period.......................................      $   4,236,342
                                                                  =============
NONCASH FINANCING ACTIVITIES:
Capital shares issued in reinvestment of dividends paid to
  shareholders..............................................      $   4,621,194
                                                                  =============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights
--------------------------------------------------------------------------------

                                                                            BALANCED CAPITAL STRATEGY PORTFOLIO
                                                           ----------------------------------------------------------------------
                                                           FOR THE
                                                             SIX
                                                            MONTHS
                                                            ENDED                    FOR THE YEAR ENDED DECEMBER 31,
                                                           JUNE 30,      --------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                      2003          2002           2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL
STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................      $  11.07      $  13.14      $    14.44      $    18.19      $    18.17
                                                           --------      --------      ----------      ----------      ----------
Investment income--net...............................           .14+          .35+            .35+            .43+            .35+
Realized and unrealized gain (loss) on investments
  and foreign currency transactions--net.............           .88         (2.05)          (1.33)          (1.31)           2.99
                                                           --------      --------      ----------      ----------      ----------
Total from investment operations.....................          1.02         (1.70)           (.98)           (.88)           3.34
                                                           --------      --------      ----------      ----------      ----------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income--net...............................            --          (.37)           (.32)           (.43)           (.70)
In excess of investment income--net..................            --            --              --            (.16)           (.06)
Realized gain on investments--net....................            --            --              --           (2.04)          (2.56)
In excess of realized gain on investments--net.......            --            --              --            (.24)             --
                                                           --------      --------      ----------      ----------      ----------
Total dividends and distributions....................            --          (.37)           (.32)          (2.87)          (3.32)
                                                           --------      --------      ----------      ----------      ----------
Net asset value, end of period.......................      $  12.09      $  11.07      $    13.14      $    14.44      $    18.19
                                                           ========      ========      ==========      ==========      ==========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share...................         9.21%#      (12.89%)         (6.76%)         (4.92%)         20.21%
                                                           ========      ========      ==========      ==========      ==========
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding reorganization costs.............            --            --            .40%              --              --
                                                           ========      ========      ==========      ==========      ==========
Expenses.............................................          .40%*         .40%            .40%            .38%            .39%
                                                           ========      ========      ==========      ==========      ==========
Investment income--net...............................         2.59%*        2.81%           2.57%           2.39%           2.00%
                                                           ========      ========      ==========      ==========      ==========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............      $911,321      $880,758      $1,146,795      $1,246,623      $1,442,018
                                                           ========      ========      ==========      ==========      ==========
Portfolio turnover...................................        52.82%        35.46%         154.91%         103.15%         106.04%
                                                           ========      ========      ==========      ==========      ==========

 * Annualized.
** Total investment returns exclude insurance-related fees and expenses.
 + Based on average shares outstanding.
 # Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                CORE BOND STRATEGY PORTFOLIO                      FUNDAMENTAL GROWTH STRATEGY PORTFOLIO
    ----------------------------------------------------   ----------------------------------------------------
    FOR THE                                                FOR THE
      SIX                                                    SIX
     MONTHS                                                 MONTHS
     ENDED          FOR THE YEAR ENDED DECEMBER 31,         ENDED          FOR THE YEAR ENDED DECEMBER 31,
    JUNE 30,   -----------------------------------------   JUNE 30,   -----------------------------------------
      2003       2002       2001       2000       1999       2003       2002       2001       2000       1999
    -----------------------------------------------------------------------------------------------------------
    $  11.89   $  11.35   $  11.13   $  10.83   $  11.91   $  15.53   $  21.82   $  27.03   $  38.03   $  36.70
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
         .23+       .55+       .62+       .75+       .74+       .04+       .07+       .12+       .19        .31
         .28        .54        .23        .24      (1.02)      1.25      (6.28)     (5.20)     (2.49)     12.06
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
         .51       1.09        .85        .99       (.28)      1.29      (6.21)     (5.08)     (2.30)     12.37
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
        (.25)      (.55)      (.63)      (.69)      (.80)        --       (.08)      (.13)      (.19)      (.49)
          --         --         --         --         --         --         --         --         --         --
          --         --         --         --         --         --         --         --      (8.46)    (10.55)
          --         --         --         --         --         --         --         --       (.05)        --
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
        (.25)      (.55)      (.63)      (.69)      (.80)        --       (.08)      (.13)     (8.70)    (11.04)
    --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
    $  12.15   $  11.89   $  11.35   $  11.13   $  10.83   $  16.82   $  15.53   $  21.82   $  27.03   $  38.03
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
       4.32%#     9.95%      7.83%      9.57%     (2.35%)     8.31%#   (28.47%)   (18.81%)    (6.38%)    38.99%
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
          --         --         --         --         --         --         --         --         --         --
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
        .44%*      .43%       .44%       .41%       .39%       .41%*      .41%       .40%       .38%       .37%
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
       3.91%*     4.73%      5.42%      6.94%      6.54%       .53%*      .38%       .52%       .48%       .86%
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
    $148,646   $145,500   $130,102   $118,088   $120,007   $270,354   $263,056   $417,358   $582,265   $623,403
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========
     150.51%    269.83%    283.16%    109.60%    110.90%     62.34%     98.84%    116.05%    105.19%     90.44%
    ========   ========   ========   ========   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (Continued)
--------------------------------------------------------------------------------

                                                                               GLOBAL ALLOCATION STRATEGY PORTFOLIO
                                                                 ----------------------------------------------------------------
                                                                 FOR THE
                                                                   SIX
                                                                  MONTHS
                                                                  ENDED                 FOR THE YEAR ENDED DECEMBER 31,
                                                                 JUNE 30,      --------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                            2003          2002          2001          2000          1999
---------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................      $  10.55      $  11.97      $  13.33      $  17.17      $  16.00
                                                                 --------      --------      --------      --------      --------
Investment income--net.....................................           .16+          .34+          .34+          .38+          .30+
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net.......................          1.48         (1.30)        (1.46)        (1.99)         3.02
                                                                 --------      --------      --------      --------      --------
Total from investment operations...........................          1.64          (.96)        (1.12)        (1.61)         3.32
                                                                 --------      --------      --------      --------      --------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income--net.....................................          (.01)         (.46)         (.24)         (.40)         (.32)
In excess of investment income--net........................            --            --            --          (.01)         (.21)
Realized gain on investments--net..........................            --            --            --         (1.23)        (1.62)
In excess of realized gain on investments--net.............            --            --            --          (.59)           --
                                                                 --------      --------      --------      --------      --------
Total dividends and distributions..........................          (.01)         (.46)         (.24)        (2.23)        (2.15)
                                                                 --------      --------      --------      --------      --------
Net asset value, end of period.............................      $  12.18      $  10.55      $  11.97      $  13.33      $  17.17
                                                                 ========      ========      ========      ========      ========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.........................        15.60%#       (8.01%)       (8.43%)       (9.42%)       21.36%
                                                                 ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement.............................          .45%*         .48%          .45%          .46%          .42%
                                                                 ========      ========      ========      ========      ========
Expenses...................................................          .45%*         .48%          .45%          .46%          .42%
                                                                 ========      ========      ========      ========      ========
Investment income--net.....................................         2.94%*        2.99%         2.75%         2.31%         1.84%
                                                                 ========      ========      ========      ========      ========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...................      $154,711      $137,877      $166,575      $200,858      $241,699
                                                                 ========      ========      ========      ========      ========
Portfolio turnover.........................................        24.99%        53.57%       110.57%       121.89%       106.83%
                                                                 ========      ========      ========      ========      ========

 * Annualized.
** Total investment returns exclude insurance-related fees and expenses.
 + Based on average shares outstanding.
 # Aggregrate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  HIGH YIELD PORTFOLIO                           INTERMEDIATE GOVERNMENT PORTFOLIO
    -------------------------------------------------   ----------------------------------------------------
    FOR THE                                             FOR THE
      SIX                                                 SIX
     MONTHS                                              MONTHS
     ENDED        FOR THE YEAR ENDED DECEMBER 31,        ENDED          FOR THE YEAR ENDED DECEMBER 31,
    JUNE 30,   --------------------------------------   JUNE 30,   -----------------------------------------
      2003      2002      2001      2000       1999       2003       2002       2001       2000       1999
    --------------------------------------------------------------------------------------------------------
    $   5.12   $  5.85   $  6.40   $  7.45   $   7.90   $  11.67   $  11.12   $  10.99   $  10.45   $  11.32
    --------   -------   -------   -------   --------   --------   --------   --------   --------   --------
         .22       .50       .68       .74        .77        .21        .51        .60        .68        .67
         .49      (.71)     (.56)    (1.10)      (.35)       .14        .49        .14        .49       (.81)
    --------   -------   -------   -------   --------   --------   --------   --------   --------   --------
         .71      (.21)      .12      (.36)       .42        .35       1.00        .74       1.17       (.14)
    --------   -------   -------   -------   --------   --------   --------   --------   --------   --------
        (.24)     (.52)     (.67)     (.69)      (.85)      (.23)      (.45)      (.61)      (.63)      (.73)
          --        --        --        --       (.02)        --         --         --         --         --
          --        --        --        --         --         --         --         --         --         --
          --        --        --        --         --         --         --         --         --         --
    --------   -------   -------   -------   --------   --------   --------   --------   --------   --------
        (.24)     (.52)     (.67)     (.69)      (.87)      (.23)      (.45)      (.61)      (.63)      (.73)
    --------   -------   -------   -------   --------   --------   --------   --------   --------   --------
    $   5.59   $  5.12   $  5.85   $  6.40   $   7.45   $  11.79   $  11.67   $  11.12   $  10.99   $  10.45
    ========   =======   =======   =======   ========   ========   ========   ========   ========   ========
      14.22%#   (3.47%)    1.70%    (5.14%)     5.85%      3.01%#     9.81%      6.94%     11.64%     (1.25%)
    ========   =======   =======   =======   ========   ========   ========   ========   ========   ========
        .44%*     .47%      .46%      .42%       .39%       .42%*      .42%       .42%       .39%       .38%
    ========   =======   =======   =======   ========   ========   ========   ========   ========   ========
        .44%*     .47%      .46%      .42%       .39%       .42%*      .42%       .42%       .39%       .38%
    ========   =======   =======   =======   ========   ========   ========   ========   ========   ========
       8.21%*    9.33%    10.71%    10.44%      9.98%      3.53%*     4.49%      5.42%      6.47%      6.15%
    ========   =======   =======   =======   ========   ========   ========   ========   ========   ========
    $101,907   $86,188   $76,806   $89,488   $ 99,217   $232,556   $239,808   $225,658   $215,669   $215,964
    ========   =======   =======   =======   ========   ========   ========   ========   ========   ========
      86.13%    90.83%    77.79%    57.39%     57.86%    130.37%    219.81%    125.46%    105.38%    206.20%
    ========   =======   =======   =======   ========   ========   ========   ========   ========   ========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (Concluded)
--------------------------------------------------------------------------------

                                                                                LARGE CAP CORE STRATEGY PORTFOLIO
                                                                 ----------------------------------------------------------------
                                                                 FOR THE
                                                                   SIX
                                                                  MONTHS
                                                                  ENDED                 FOR THE YEAR ENDED DECEMBER 31,
                                                                 JUNE 30,      --------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                            2003          2002          2001          2000          1999
---------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................      $  13.88      $  17.25      $  19.34      $  29.43      $  27.03
                                                                 --------      --------      --------      --------      --------
Investment income--net.....................................           .04+          .13+          .17+          .36+          .18+
Realized and unrealized gain (loss) on investments and
  foreign currency transactions--net.......................          1.69         (3.36)        (2.10)        (3.17)         7.56
                                                                 --------      --------      --------      --------      --------
Total from investment operations...........................          1.73         (3.23)        (1.93)        (2.81)         7.74
                                                                 --------      --------      --------      --------      --------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income--net.....................................            --          (.14)         (.16)         (.38)         (.41)
In excess of investment income--net........................            --            --            --          (.11)         (.02)
Realized gain on investments--net..........................            --            --            --         (5.65)        (4.91)
In excess of realized gain on investments--net.............            --            --            --         (1.14)           --
                                                                 --------      --------      --------      --------      --------
Total dividends and distributions..........................            --          (.14)         (.16)        (7.28)        (5.34)
                                                                 --------      --------      --------      --------      --------
Net asset value, end of period.............................      $  15.61      $  13.88      $  17.25      $  19.34      $  29.43
                                                                 ========      ========      ========      ========      ========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.........................        12.46%#      (18.74%)       (9.97%)       (9.87%)       31.63%
                                                                 ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement.............................            --            --            --            --            --
                                                                 ========      ========      ========      ========      ========
Expenses...................................................          .42%*         .43%          .42%          .39%          .37%
                                                                 ========      ========      ========      ========      ========
Investment income--net.....................................          .62%*         .80%          .96%         1.26%          .68%
                                                                 ========      ========      ========      ========      ========
Investment income and realized gain on investments--net....            --            --            --            --            --
                                                                 ========      ========      ========      ========      ========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...................      $224,558      $206,360      $287,294      $356,539      $430,380
                                                                 ========      ========      ========      ========      ========
Portfolio turnover.........................................        61.94%       124.16%       178.95%       103.85%        81.60%
                                                                 ========      ========      ========      ========      ========

 * Annualized.
** Total investment returns exclude insurance-related fees and expenses.
 + Based on average shares outstanding.
++ Amount is less than $.01 per share.
 # Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  MONEY RESERVE PORTFOLIO                            NATURAL RESOURCES PORTFOLIO
    ----------------------------------------------------   ------------------------------------------------
    FOR THE                                                FOR THE
      SIX                                                    SIX
     MONTHS                                                 MONTHS
     ENDED          FOR THE YEAR ENDED DECEMBER 31,         ENDED        FOR THE YEAR ENDED DECEMBER 31,
    JUNE 30,   -----------------------------------------   JUNE 30,   -------------------------------------
      2003       2002       2001       2000       1999       2003      2002      2001      2000      1999
    -------------------------------------------------------------------------------------------------------
    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $ 10.56    $ 10.38   $ 11.56   $  8.30   $  6.86
    --------   --------   --------   --------   --------   -------    -------   -------   -------   -------
         .01        .02        .04        .06        .05       .05+       .07+      .08+      .10+      .11+
            ++
          --         --++       --++       --++       --++    1.30        .18     (1.16)     3.25      1.60
    --------   --------   --------   --------   --------   -------    -------   -------   -------   -------
         .01        .02        .04        .06        .05      1.35        .25     (1.08)     3.35      1.71
    --------   --------   --------   --------   --------   -------    -------   -------   -------   -------
        (.01)      (.02)      (.04)      (.06)      (.05)       --       (.07)     (.10)     (.09)     (.27)
          --         --         --         --         --        --         --        --        --        --
          --++       --++       --++       --++       --++      --         --        --        --        --
          --         --         --         --         --        --         --        --        --        --
    --------   --------   --------   --------   --------   -------    -------   -------   -------   -------
        (.01)      (.02)      (.04)      (.06)      (.05)       --       (.07)     (.10)     (.09)     (.27)
    --------   --------   --------   --------   --------   -------    -------   -------   -------   -------
    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $ 11.91    $ 10.56   $ 10.38   $ 11.56   $  8.30
    ========   ========   ========   ========   ========   =======    =======   =======   =======   =======
       1.01%#     1.68%      4.15%      6.19%      5.01%    12.78%#     2.38%    (9.38%)   40.43%    25.50%
    ========   ========   ========   ========   ========   =======    =======   =======   =======   =======
          --         --         --         --         --      .50%*      .50%      .50%      .50%      .50%
    ========   ========   ========   ========   ========   =======    =======   =======   =======   =======
        .40%*      .39%       .38%       .37%       .37%      .58%*      .68%      .74%      .58%      .59%
    ========   ========   ========   ========   ========   =======    =======   =======   =======   =======
          --         --         --         --         --      .85%*      .64%      .74%     1.05%     1.40%
    ========   ========   ========   ========   ========   =======    =======   =======   =======   =======
       1.00%*     1.67%      4.08%      6.11%      4.91%        --         --        --        --        --
    ========   ========   ========   ========   ========   =======    =======   =======   =======   =======
    $429,873   $465,986   $509,986   $504,076   $567,363   $17,291    $16,059   $15,960   $20,527   $12,764
    ========   ========   ========   ========   ========   =======    =======   =======   =======   =======
          --         --         --         --         --     9.69%     36.99%    53.02%    44.87%    73.71%
    ========   ========   ========   ========   ========   =======    =======   =======   =======   =======

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, with the exceptions of Balanced Capital Strategy Portfolio, Global Allocation Strategy Portfolio and Natural Resources Portfolio, which are classified as non-diversified. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers its shares to Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and Monarch Life Insurance Company ("Monarch") (an insurance company not affiliated with ML & Co.) for their separate accounts to fund benefits under certain variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--For the Money Reserve Portfolio, investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

Balanced Capital Strategy, Core Bond Strategy, Fundamental Growth Strategy, Global Allocation Strategy, High Yield, Intermediate Government Bond, Large Cap Core Strategy (formerly Capital Stock) and Natural Resources Portfolios:
Portfolio securities that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official closing price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. Securities traded in the over-the-counter market as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities other than money market securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such securities trade) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Board of Directors of the Fund.

(b) Repurchase agreements--The Fund invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Derivative financial instruments--The Fund may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Foreign currency options and futures--Certain Portfolios may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

- Forward foreign exchange contracts--Balanced Capital Strategy, Global Allocation Strategy, Large Cap Core Strategy and Natural Resources Portfolios are authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--Certain Portfolios are authorized to write and purchase call and put options. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

- Financial futures contracts--Certain Portfolios may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. Agreements are valued daily based upon quotations from market makers and changes in value are recorded as unrealized appreciation/(depreciation).

(g) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Security lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Expenses--Certain expenses have been allocated to the individual Portfolios in the Fund on a pro rata basis based on the respective aggregate net asset value of each Portfolio included in the Fund.

(k) Custodian bank--The Fundamental Growth Strategy Portfolio, the Global Allocation Strategy Portfolio, the Large Cap Core Strategy Portfolio and the Money Reserve Portfolio recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from a failed trade that settled the next day.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. MLIM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate average daily value of the nine combined Portfolios' net assets at the following annual rates:

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

..50% of the Fund's average daily net assets not exceeding $250 million, .45% of the next $50 million, .40% of the next $100 million, .35% of the next $400 million, and .30% of average daily net assets in excess of $800 million. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

MLIM, Merrill Lynch Life Agency, Inc. and Monarch entered into an agreement that provided that Monarch will reimburse the Fund's expenses with respect to each Portfolio, to the extent that these expenses exceed .50% of the Portfolio's average daily net assets. For the six months ended June 30, 2003, the Global Allocation Strategy Portfolio was reimbursed in the amount of $597 and the Natural Resources Portfolio was reimbursed in the amount of $6,362.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund and Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

As of June 30, 2003, the following Portfolios lent securities to MLPF&S:

                                                               AMOUNT OF
                                                                LOANED
                                                               PORTFOLIO
PORTFOLIOS                                                    SECURITIES
-------------------------------------------------------------------------
Balanced Capital Strategy Portfolio.........................  $41,644,324
Fundamental Growth Strategy Portfolio.......................   10,250,446
Large Cap Core Portfolio....................................    1,581,087
Natural Resources Portfolio.................................      373,600

For the six months ended June 30, 2003, MLIM, LLC received securities lending agent fees from the following Portfolios:

                                                              SECURITIES LENDING
PORTFOLIOS                                                        AGENT FEES
--------------------------------------------------------------------------------
Balanced Capital Strategy Portfolio.........................             $34,524
Fundamental Growth Strategy Portfolio.......................               5,541
Global Allocation Strategy Portfolio........................                 471
Intermediate Government Portfolio...........................               3,497
Large Cap Core Strategy Portfolio...........................               3,057
Natural Resources Portfolio.................................                  43

MLPF&S earned commissions on the execution of portfolio security transactions aggregating $33,024 in the Balanced Capital Strategy Portfolio, $67,170 in the Fundamental Growth Strategy Portfolio, $12,763 in the Global Allocation Strategy Portfolio and $342 in the Natural Resources Portfolio for the six months ended June 30, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the six months ended June 30, 2003, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, was paid the amount of $5,133 by Core Bond Strategy Portfolio; $182 by Global Allocation Strategy Portfolio; $1,678 by High Yield Portfolio; and $1,434 by Intermediate Government Bond Portfolio for security price quotations to compute the net asset value of the Portfolios.

For the six months ended June 30, 2003, the Fund reimbursed MLIM an aggregate of $9,775 in Balanced Capital Strategy Portfolio, $1,586 in Core Bond Strategy Portfolio, $2,867 in Fundamental Growth Strategy Portfolio, $1,606 in Global Allocation Strategy Portfolio, $1,126 in High Yield Portfolio, $2,649 in Intermediate Government Portfolio, $2,420 in Large Cap Core Strategy Portfolio, $5,118 in Money Reserves Portfolio, and $191 in Natural Resources Portfolio for certain accounting services.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, FDS, PSI, FAMD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2003 were as follows:

                                      BALANCED                    FUNDAMENTAL      GLOBAL                    INTERMEDIATE
                                      CAPITAL       CORE BOND        GROWTH      ALLOCATION       HIGH        GOVERNMENT
                                      STRATEGY       STRATEGY       STRATEGY      STRATEGY        YIELD          BOND
                                     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
Total Purchases...................  $437,026,963   $236,647,516   $156,171,941   $28,808,667   $72,921,259   $356,186,046
                                    ============   ============   ============   ===========   ===========   ============
Total Sales.......................  $505,474,372   $242,125,960   $165,693,382   $34,239,583   $70,746,686   $335,784,677
                                    ============   ============   ============   ===========   ===========   ============

                                     LARGE CAP
                                        CORE        NATURAL
                                      STRATEGY     RESOURCES
                                     PORTFOLIO     PORTFOLIO
----------------------------------  -------------------------
Total Purchases...................  $128,483,882   $1,535,751
                                    ============   ==========
Total Sales.......................  $132,953,146   $1,800,120
                                    ============   ==========

As of June 30, 2003, unrealized appreciation/depreciation for Federal income tax purposes were as follows:

                                                                                                FUNDAMENTAL       GLOBAL
                                                                  BALANCED        CORE BOND        GROWTH       ALLOCATION
                                                              CAPITAL STRATEGY     STRATEGY       STRATEGY       STRATEGY
                                                                 PORTFOLIO        PORTFOLIO      PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
Appreciated securities......................................   $   44,769,493    $  5,091,659   $ 15,422,039   $ 15,033,959
Depreciated securities......................................      (84,322,186)       (203,778)   (18,532,886)   (12,670,779)
                                                               --------------    ------------   ------------   ------------
Net unrealized appreciation (depreciation)..................   $  (39,552,693)   $  4,887,881   $ (3,110,847)  $  2,363,180
                                                               ==============    ============   ============   ============
Cost for Federal income tax purposes, including options.....   $1,181,685,315    $164,632,641   $295,911,808   $151,034,707
                                                               ==============    ============   ============   ============

Net realized gains (losses) for the six months ended June 30, 2003 and net unrealized gains (losses) as of June 30, 2003 were as follows:

                                                   BALANCED                    CORE BOND
                                               CAPITAL STRATEGY                STRATEGY                  FUNDAMENTAL
                                                   PORTFOLIO                   PORTFOLIO                   GROWTH
                                          ---------------------------   -----------------------      STRATEGY PORTFOLIO
                                            REALIZED      UNREALIZED     REALIZED                 -------------------------
                                             GAINS          GAINS         GAINS      UNREALIZED     REALIZED     UNREALIZED
                                            (LOSSES)       (LOSSES)      (LOSSES)      GAINS         LOSSES        LOSSES
---------------------------------------------------------------------------------------------------------------------------
Investments:
 Long-term securities...................  $(26,875,532)  $(34,598,544)  $3,461,399   $4,957,829   $(32,929,100)  $(953,268)
 Short-term securities..................            --             --           --           --             --          --
 Short sales............................            --             --       40,501           --             --          --
 Financial futures contracts............      (870,878)       488,505     (132,408)      65,590             --          --
 Options purchased......................            --         32,266       (7,725)      16,133
 Interest rate swaps....................            --        355,443           --      165,108             --          --
 Options written........................            --         (6,318)      24,102       (3,492)            --          --
                                          ------------   ------------   ----------   ----------   ------------   ---------
 Total investments......................   (27,746,410)   (33,728,648)   3,385,869    5,201,168    (32,929,100)   (953,268)
                                          ------------   ------------   ----------   ----------   ------------   ---------
Currency transactions:
 Forward foreign exchange contracts.....            --             --           --           --             --          --
 Foreign currency transactions..........        12,566         21,934           --           --           (816)        (31)
                                          ------------   ------------   ----------   ----------   ------------   ---------
 Total currency transactions............        12,566         21,934           --           --           (816)        (31)
                                          ------------   ------------   ----------   ----------   ------------   ---------
 Total..................................  $(27,733,844)  $(33,706,714)  $3,385,869   $5,201,168   $(32,929,916)  $(953,299)
                                          ============   ============   ==========   ==========   ============   =========

                                             GLOBAL ALLOCATION
                                                  STRATEGY
                                                 PORTFOLIO
                                          ------------------------
                                           REALIZED
                                             GAINS      UNREALIZED
                                           (LOSSES)       GAINS
----------------------------------------  ------------------------
Investments:
 Long-term securities...................  $(3,162,056)  $3,380,594
 Short-term securities..................           --           --
 Short sales............................           --           --
 Financial futures contracts............      503,855       25,815
 Options purchased......................           --           --
 Interest rate swaps....................           --           --
 Options written........................      312,977     (152,514)
                                          -----------   ----------
 Total investments......................   (2,345,224)   3,253,895
                                          -----------   ----------
Currency transactions:
 Forward foreign exchange contracts.....     (345,943)     181,609
 Foreign currency transactions..........    1,655,541       38,684
                                          -----------   ----------
 Total currency transactions............    1,309,598      220,293
                                          -----------   ----------
 Total..................................  $(1,035,626)  $3,474,188
                                          ===========   ==========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

        HIGH         INTERMEDIATE       LARGE CAP         MONEY          NATURAL
       YIELD          GOVERNMENT      CORE STRATEGY      RESERVE        RESOURCES
     PORTFOLIO      BOND PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------
    $  4,921,927     $  7,180,514     $ 29,156,179     $    154,696    $ 3,674,879
     (10,971,543)        (350,341)     (10,513,244)         (12,170)      (654,978)
    ------------     ------------     ------------     ------------    -----------
    $ (6,049,616)    $  6,830,173     $ 18,642,935     $    142,526    $ 3,019,901
    ============     ============     ============     ============    ===========
    $108,154,883     $275,596,617     $222,653,113     $431,319,499    $14,492,319
    ============     ============     ============     ============    ===========

                                     INTERMEDIATE
                                      GOVERNMENT
                                         BOND                     LARGE CAP                                     NATURAL RESOURCES
           HIGH YIELD                  PORTFOLIO                CORE STRATEGY             MONEY RESERVE             PORTFOLIO
            PORTFOLIO           -----------------------           PORTFOLIO                 PORTFOLIO         ---------------------
    -------------------------    REALIZED    UNREALIZED   -------------------------   ---------------------   REALIZED
     REALIZED     UNREALIZED      GAINS        GAINS       REALIZED     UNREALIZED    REALIZED   UNREALIZED    GAINS     UNREALIZED
      LOSSES        LOSSES       (LOSSES)     (LOSSES)      LOSSES         GAINS       GAINS       GAINS      (LOSSES)     GAINS
-----------------------------------------------------------------------------------------------------------------------------------
    $(4,532,018)  $(6,035,072)  $4,879,978   $6,868,865   $(3,003,630)  $22,892,735        --           --    $108,261   $3,052,019
             --            --           --           --            --            --    $4,616     $142,526         --            --
             --            --           --           --            --            --        --           --         --            --
             --            --     (503,660)      36,267            --            --        --           --         --            --
             --            --      (15,851)      31,645            --            --        --           --         --            --
             --            --           --     (447,177)           --            --        --           --         --            --
             --            --       56,451       (6,364)           --            --        --           --         --            --
    -----------   -----------   ----------   ----------   -----------   -----------    ------     --------    --------   ----------
     (4,532,018)   (6,035,072)   4,416,918    6,483,236   $(3,003,630)  $22,892,735     4,616      142,526    108,261     3,052,019
    -----------   -----------   ----------   ----------   -----------   -----------    ------     --------    --------   ----------
             --            --           --           --            --            --        --           --         --            --
             --            --           --           --            --            --        --           --     (2,572)        1,122
    -----------   -----------   ----------   ----------   -----------   -----------    ------     --------    --------   ----------
             --            --           --           --            --            --        --           --     (2,572)        1,122
    -----------   -----------   ----------   ----------   -----------   -----------    ------     --------    --------   ----------
    $(4,532,018)  $(6,035,072)  $4,416,918   $6,483,236   $(3,003,630)  $22,892,735    $4,616     $142,526    $105,689   $3,053,141
    ===========   ===========   ==========   ==========   ===========   ===========    ======     ========    ========   ==========

                      (This page intentionally left blank)

Transactions in options written for the six months ended June 30, 2003 for Balanced Capital Strategy Portfolio, Core Bond Strategy Portfolio, Global Allocation Strategy Portfolio and Intermediate Government Bond Portfolio are as follows:

                                                                BALANCED CAPITAL
                                                               STRATEGY PORTFOLIO
                                                              --------------------
                                                              NUMBER OF   PREMIUMS
                                                              CONTRACTS   RECEIVED
----------------------------------------------------------------------------------
Outstanding put options written, at beginning of period.....        --         --
Options written.............................................        52    $37,466
                                                              --------    -------
Outstanding put options written, at end of period...........        52    $37,466
                                                              ========    =======

                                                                BALANCED CAPITAL
                                                               STRATEGY PORTFOLIO
                                                              --------------------
                                                              NUMBER OF   PREMIUMS
                                                              CONTRACTS   RECEIVED
----------------------------------------------------------------------------------
Outstanding call options written, at beginning of period....        --         --
Options written.............................................        52     $6,266
                                                              --------     ------
Outstanding call options written, at end of period..........        52     $6,266
                                                              ========     ======

                                                                    CORE BOND
                                                               STRATEGY PORTFOLIO
                                                              ---------------------
                                                              NUMBER OF   PREMIUMS
                                                              CONTRACTS   RECEIVED
-----------------------------------------------------------------------------------
Outstanding put options written, at beginning of period.....        --           --
Options written.............................................    36,026    $ 207,940
Options closed..............................................   (36,000)    (189,540)
                                                              --------    ---------
Outstanding put options written, at end of period...........        26    $  18,400
                                                              ========    =========

                                                                    CORE BOND
                                                               STRATEGY PORTFOLIO
                                                              ---------------------
                                                              NUMBER OF   PREMIUMS
                                                              CONTRACTS   RECEIVED
-----------------------------------------------------------------------------------
Outstanding call options written, at beginning of period....        --           --
Options written.............................................    36,026    $ 192,673
Options closed..............................................   (36,000)    (189,540)
                                                              --------    ---------
Outstanding call options written, at end of period..........        26    $   3,133
                                                              ========    =========

                                                                  GLOBAL ALLOCATION
                                                                  STRATEGY PORTFOLIO
                                                              --------------------------
                                                              SHARES SUBJECT   PREMIUMS
                                                                TO OPTIONS     RECEIVED
----------------------------------------------------------------------------------------
Outstanding call options written, at beginning of period....      229,200      $ 389,748
Options written.............................................      139,300        238,940
Options expired.............................................     (156,300)      (259,890)
Options exercised...........................................           --             --
Options closed..............................................      (45,300)       (76,677)
                                                                 --------      ---------
Outstanding call options written, at end of period..........      166,900      $ 292,121
                                                                 ========      =========

                                                              INTERMEDIATE GOVERNMENT
                                                                  BOND PORTFOLIO
                                                              -----------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
-------------------------------------------------------------------------------------
Outstanding put options written, at beginning of period.....         --    $      --
Options written.............................................     74,455      419,972
Options expired.............................................        (25)      (6,641)
Options closed..............................................    (74,400)    (391,716)
                                                               --------    ---------
Outstanding put options written, at end of period...........         30    $  21,615
                                                               ========    =========

                                                              INTERMEDIATE GOVERNMENT
                                                                  BOND PORTFOLIO
                                                              -----------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
-------------------------------------------------------------------------------------
Outstanding call options written, at beginning of period....         --           --
Options written.............................................     74,451    $ 397,862
Options closed..............................................    (74,400)    (391,716)
                                                               --------    ---------
Outstanding call options written, at end of period..........         51    $   6,146
                                                               ========    =========

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

                                              BALANCED CAPITAL                CORE BOND              FUNDAMENTAL GROWTH
                                             STRATEGY PORTFOLIO          STRATEGY PORTFOLIO          STRATEGY PORTFOLIO
                                         --------------------------   -------------------------   -------------------------
FOR THE SIX MONTHS ENDED                                  DOLLAR                      DOLLAR                      DOLLAR
JUNE 30, 2003                              SHARES         AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------------
Shares sold............................      351,934   $  4,062,167      919,341   $ 10,979,163      407,138   $  6,442,023
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................           --             --      255,298      3,043,504           --             --
                                         -----------   ------------   ----------   ------------   ----------   ------------
Total issued...........................      351,934      4,062,167    1,174,639     14,022,667      407,138      6,442,023
Shares redeemed........................   (4,502,087)   (50,559,040)  (1,181,109)   (14,170,981)  (1,282,209)   (20,099,268)
                                         -----------   ------------   ----------   ------------   ----------   ------------
Net increase (decrease)................   (4,150,153)  $(46,496,873)      (6,470)  $   (148,314)    (875,071)  $(13,657,245)
                                         ===========   ============   ==========   ============   ==========   ============

                                            GLOBAL ALLOCATION
                                            STRATEGY PORTFOLIO
                                         ------------------------
FOR THE SIX MONTHS ENDED                                DOLLAR
JUNE 30, 2003                              SHARES       AMOUNT
---------------------------------------  ------------------------
Shares sold............................     382,471   $ 4,365,437
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................      16,442       172,481
                                         ----------   -----------
Total issued...........................     398,913     4,537,918
Shares redeemed........................    (765,529)   (8,370,430)
                                         ----------   -----------
Net increase (decrease)................    (366,616)  $(3,832,512)
                                         ==========   ===========

                                            BALANCED CAPITAL                 CORE BOND              FUNDAMENTAL GROWTH
                                           STRATEGY PORTFOLIO           STRATEGY PORTFOLIO          STRATEGY PORTFOLIO
                                       ---------------------------   -------------------------   -------------------------
FOR THE YEAR ENDED                                      DOLLAR                       DOLLAR                      DOLLAR
DECEMBER 31, 2002                        SHARES         AMOUNT         SHARES        AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Shares sold..........................      444,050   $   5,340,057    2,039,787   $ 23,519,080    1,272,153   $ 25,159,814
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................    2,617,008      28,774,932      578,547      6,635,686       83,919      1,299,524
                                       -----------   -------------   ----------   ------------   ----------   ------------
Total issued.........................    3,061,058      34,114,989    2,618,334     30,154,766    1,356,072     26,459,338
Shares redeemed......................  (10,781,994)   (133,028,994)  (1,837,330)   (21,200,350)  (3,543,773)   (63,335,340)
                                       -----------   -------------   ----------   ------------   ----------   ------------
Net increase (decrease)..............   (7,720,936)  $ (98,914,005)     781,004   $  8,954,416   (2,187,701)  $(36,876,002)
                                       ===========   =============   ==========   ============   ==========   ============

                                           GLOBAL ALLOCATION
                                          STRATEGY PORTFOLIO
                                       -------------------------
FOR THE YEAR ENDED                                     DOLLAR
DECEMBER 31, 2002                        SHARES        AMOUNT
-------------------------------------  -------------------------
Shares sold..........................     705,929   $  8,002,562
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     548,299      5,751,926
                                       ----------   ------------
Total issued.........................   1,254,228     13,754,488
Shares redeemed......................  (2,096,066)   (23,762,726)
                                       ----------   ------------
Net increase (decrease)..............    (841,838)  $(10,008,238)
                                       ==========   ============

           HIGH YIELD            INTERMEDIATE GOVERNMENT            LARGE CAP                  MONEY RESERVES
            PORTFOLIO                BOND PORTFOLIO          CORE STRATEGY PORTFOLIO             PORTFOLIO
    -------------------------   -------------------------   -------------------------   ----------------------------
                    DOLLAR                      DOLLAR                      DOLLAR                        DOLLAR
      SHARES        AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------------------------------------------
     8,314,931   $ 44,561,498      828,289   $  9,673,704      553,356   $  8,083,368     63,770,335   $  63,770,335
       756,287      3,999,427      396,966      4,621,194           --             --      2,247,120       2,247,120
    ----------   ------------   ----------   ------------   ----------   ------------   ------------   -------------
     9,071,218     48,560,925    1,225,255     14,294,898      553,356      8,083,368     66,017,455      66,017,455
    (7,673,685)   (41,293,822)  (2,049,144)   (23,970,977)  (1,033,647)   (14,727,936)  (102,034,117)   (102,034,117)
    ----------   ------------   ----------   ------------   ----------   ------------   ------------   -------------
     1,397,533   $  7,267,103     (823,889)  $ (9,676,079)    (480,291)  $ (6,644,568)   (36,016,662)  $ (36,016,662)
    ==========   ============   ==========   ============   ==========   ============   ============   =============

        NATURAL RESOURCES
            PORTFOLIO
     -----------------------
                   DOLLAR
      SHARES       AMOUNT
---  -----------------------
       365,855   $ 4,125,557
            --            --
     ---------   -----------
       365,855     4,125,557
      (435,456)   (4,895,771)
     ---------   -----------
       (69,601)  $  (770,214)
     =========   ===========

            HIGH YIELD            INTERMEDIATE GOVERNMENT            LARGE CAP                  MONEY RESERVES
            PORTFOLIO                 BOND PORTFOLIO          CORE STRATEGY PORTFOLIO             PORTFOLIO
    --------------------------   -------------------------   -------------------------   ----------------------------
                     DOLLAR                      DOLLAR                      DOLLAR                        DOLLAR
      SHARES         AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT         SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------------------
     15,724,244   $ 84,200,082    3,556,441   $ 40,501,078      880,626   $ 13,217,369    180,130,120   $ 180,130,120
      1,446,172      7,729,182      908,311     10,242,529      145,337      2,010,012      8,185,324       8,185,324
    -----------   ------------   ----------   ------------   ----------   ------------   ------------   -------------
     17,170,416     91,929,264    4,464,752     50,743,607    1,025,963     15,227,381    188,315,444     188,315,444
    (13,452,722)   (73,773,973)  (4,209,513)   (47,433,037)  (2,809,713)   (44,267,988)  (231,811,539)   (231,811,539)
    -----------   ------------   ----------   ------------   ----------   ------------   ------------   -------------
      3,717,694   $ 18,155,291      255,239   $  3,310,570   (1,783,750)  $(29,040,607)   (43,496,095)  $ (43,496,095)
    ===========   ============   ==========   ============   ==========   ============   ============   =============

        NATURAL RESOURCES
            PORTFOLIO
     -----------------------
                   DOLLAR
      SHARES       AMOUNT
---  -----------------------
       875,461   $ 9,685,086
         9,687       102,001
     ---------   -----------
       885,148     9,787,087
      (901,725)   (9,699,202)
     ---------   -----------
       (16,577)  $    87,885
     =========   ===========

5. REVERSE REPURCHASE AGREEMENTS:

Under a reverse repurchase agreement, a Portfolio sells securities to repurchase them at a mutually agreed upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing cash, cash equivalents of liquid high grade debt securities having a value at least equal to the repurchase price.

For the six months ended June 30, 2003, the Intermediate Government Bond Portfolio's average amount outstanding was approximately $3,000,000 and the daily weighted average interest rate was 1.58%.

6. SHORT-TERM BORROWINGS:

The Fund (excluding the Money Reserve Portfolio), along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the six months ended June 30, 2003.

7. COMMITMENTS:

At June 30, 2003, the Global Allocation Strategy Portfolio entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it agreed to purchase various foreign currencies with an approximate value of $600 and the Natural Resources Portfolio entered into

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements (Concluded)
--------------------------------------------------------------------------------

foreign exchange contracts under which it agreed to sell various foreign currencies with an approximate value of $18,000.

8. CAPITAL LOSS CARRYFORWARD:

On December 31, 2002, the Fund had capital loss carryforwards of $131,755,864 in Balanced Capital Strategy Portfolio, of which $2,257,152 expires in 2008, $48,702,411 expires in 2009 and $80,796,301 expires in 2010; $1,746,123 in Core
Bond Strategy Portfolio, all of which expires in 2008; $148,065,874 in Fundamental Growth Strategy Portfolio, of which $78,533,293 expires in 2009 and $69,532,581 expires in 2010; $22,528,009 in Global Allocation Strategy Portfolio, of which $13,048,714 expires in 2009 and $9,479,295 expires in 2010; $30,387,941 in High Yield Portfolio, of which $230,736 expires in 2005, $3,240,218 expires in 2006, $1,824,536 expires in 2007, $6,196,936 expires in
2008, $8,474,548 expires in 2009 and $10,420,967 expires in 2010; $1,856,165 in
Intermediate Government Bond Portfolio, all of which expires in 2008; $71,279,971 in Large Cap Core Strategy Portfolio, of which $45,594,321 expires in 2009 and $25,685,650 expires in 2010; $722,835 in Natural Resources Portfolio, of which $234,573 expires in 2007 and $488,262 expires in 2010. These amounts will be available to offset like amounts of any future taxable capital gains.

9. REORGANIZATION PLAN:

On July 7, 2003, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby Large Cap Core Strategy Portfolio will acquire all of the assets and will assume all of the liabilities of Natural Resources Portfolio in exchange for newly issued shares of Large Cap Core Strategy Portfolio.

10. SUBSEQUENT EVENT:

The Fund paid the following ordinary income dividends on July 1, 2003 to shareholders of record on June 30, 2003.

                                                                  PER
                                                                 SHARE
PORTFOLIO                                                        AMOUNT
------------------------------------------------------------------------
Core Bond Strategy..........................................    $.037490
High Yield..................................................     .027988
Intermediate Government Bond................................     .023266
------------------------------------------------------------------------

                      (This page intentionally left blank)

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Directors and Officers
--------------------------------------------------------------------------------

TERRY K. GLENN--President and Director
DONALD W. BURTON--Director
M. COLYER CRUM--Director
LAURIE SIMON HODRICK--Director
FRED G. WEISS--Director
ROBERT C. DOLL, JR.--Senior Vice President
KEVIN J. MCKENNA--Senior Vice President
B. DANIEL EVANS--Vice President
LAWRENCE R. FULLER--Vice President
PATRICK MALDARI--Vice President
ROBERT F. MURRAY--Vice President
THOMAS MUSMANNO--Vice President
JAMES PAGANO--Vice President
JACQUELINE L. ROGERS-AYOUB--Vice President
KURT SCHANSINGER--Vice President
ROBERT M. SHEARER--Vice President
DENNIS W. STATTMAN--Vice President
FRANK VIOLA--Vice President
DONALD C. BURKE--Treasurer
PHILLIP S. GILLESPIE--Secretary

PRINCIPAL OFFICE OF THE FUND
Merrill Lynch Series Fund, Inc.
Box 9011
Princeton, New Jersey 08453-9011

CUSTODIAN
The Bank of New York
100 Church Street
New York, New York 10286

TRANSFER AGENT
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
800-637-3863

--------------------------------------------------------------------------------

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of Merrill Lynch Series Fund, Inc. This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in Money Reserve Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although Money Reserve Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www/sec.gov.

59828-6/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15,
         2003)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15, 2003)

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch Series Fund, Inc.

        By:    /s/ Terry K. Glenn
              ---------------------------
              Terry K. Glenn,
              President of
              Merrill Lynch Series Fund, Inc.

        Date: August 21, 2003

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

        By:    /s/ Terry K. Glenn
              ---------------------------
              Terry K. Glenn,
              President of
              Merrill Lynch Series Fund, Inc.

        Date: August 21, 2003

        By:    /s/ Donald C. Burke
              ---------------------------
              Donald C. Burke,
              Chief Financial Officer of
              Merrill Lynch Series Fund, Inc.

        Date: August 21, 2003

        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.